This is filed pursuant to Rule 497(c).
File Nos. 002-79807 and 811-03586.

--------------------------------------------------------------------------------

                                 YIELD MESSAGES

 For current recorded yield information on Alliance Municipal Trust, call on a touch-tone telephone toll-free (800) 251-0539 and press the following sequence of keys:
 [1][#][1][#][6][4][#] for the General Portfolio,
 [1][#][1][#][4][9][#] for the New York Portfolio,
 [1][#][1][#][3][0][#] for the California Portfolio,
 [1][#][1][#][2][8][#] for the Connecticut Portfolio,
 [1][#][1][#][9][2][#] for the New Jersey Portfolio,
 [1][#][1][#][2][1][#] for the Virginia Portfolio,
 [1][#][1][#][6][6][#] for the Florida Portfolio,
 [1][#][1][#][1][5][#] for the Massachusetts Portfolio.

--------------------------------------------------------------------------------
 For non-touch-tone telephones, call toll-free (800) 221-9513.

  Alliance Municipal Trust (the "Fund"), an open-end investment company with investment objectives of safety, liquidity and tax-free income, consists of the General Portfolio which is diversified, and the New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios, each of which is non-diversified. Shares of the New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios are offered only to residents of each such respective state. This prospectus sets forth the information about each Portfolio that a prospective investor should know before investing. Please retain it for future reference.

  AN INVESTMENT IN THE FUND IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE OF EACH PORTFOLIO. THE PORTFOLIOS, EXCEPT FOR THE GENERAL PORTFOLIO, MAY INVEST A SIGNIFICANT PORTION OF THEIR ASSETS IN THE SECURITIES OF A SINGLE ISSUER. ACCORDINGLY, AN INVESTMENT IN EACH SUCH PORTFOLIO MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

  A "Statement of Additional Information," dated October 31, 1997, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call (800) 221-5672 or write Alliance Fund Services, Inc. at the address shown on page 12.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 (R)This registered service mark used under license from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
 CONTENTS
 ------

  Expense Information.......................................................   2
  Financial Highlights......................................................   3
  Investment Objectives and Policies........................................   7
  Purchase and Redemption of Shares.........................................   9
  Additional Information....................................................  10

--------------------------------------------------------------------------------

 ALLIANCE
 MUNICIPAL
 TRUST



                  [LOGO OF ALLIANCE CAPITAL(R) APPEARS HERE]


 PROSPECTUS
 OCTOBER 31, 1997

ALC64PRO7

--------------------------------------------------------------------------------
                              EXPENSE INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING
EXPENSES (as a percentage
of average net assets,        GEN       NY        CA        CT        NJ        VA        FL        MA
after expense              PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
reimbursement)             --------- --------- --------- --------- --------- --------- --------- ---------
  Management Fees........     .50%      .50%      .50%      .50%      .50%      .50%      .50%      .50%
  12b-1 Fees.............     .25       .25       .25       .25       .25       .25       .25       .25
  Other Expenses.........     .25       .25       .25       .25       .25       .25       .25       .25
                             ----      ----      ----      ----      ----      ----      ----      ----
  Total Fund Operating
   Expenses..............    1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                  ------ ------- ------- --------
             General Portfolio...  $10     $32     $55     $122
             NY Portfolio........  $10     $32     $55     $122
             CA Portfolio........  $10     $32     $55     $122
             CT Portfolio........  $10     $32     $55     $122
             NJ Portfolio........  $10     $32     $55     $122
             VA Portfolio........  $10     $32     $55     $122
             FL Portfolio........  $10     $32     $55     $122
             MA Portfolio........  $10     $32

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The expenses listed in the table for the CT, NJ, VA and FL Portfolios are net of the contractual reimbursement by the Adviser de-scribed in this prospectus. The expenses of such Portfolios before such reim-bursements and fee waivers, would be: CT Portfolio: Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.31% and Total Operating Expenses--1.06%; NJ
Portfolio: Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.31% and Total Operating Expenses--1.06%; VA Portfolio: Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.34% and Total Operating Expenses--1.09%; and FL
Portfolio: Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.34% and Total Operating Expenses--1.09%. For the MA Portfolio, "Other Expenses" are based on estimated amounts for the current fiscal year. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (AUDITED)
--------------------------------------------------------------------------------

  The following tables have been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Addi-tional Information. The following information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information.

                                                           GENERAL PORTFOLIO
                          ------------------------------------------------------------------------------------------------------
                                                                                                                   YEAR ENDED
                                            YEAR ENDED JUNE 30,                                     SIX MONTHS    DECEMBER 31,
                          -----------------------------------------------------------------------      ENDED      --------------
                           1997    1996    1995       1994       1993       1992    1991    1990   JUNE 30, 1989   1988    1987
                          ------  ------  ------     ------     ------     ------  ------  ------  -------------  ------  ------
Net asset value,
 beginning of period....  $ 1.00  $ 1.00  $ 1.00     $ 1.00     $ 1.00     $ 1.00  $ 1.00  $ 1.00     $ 1.00      $ 1.00  $ 1.00
                          ------  ------  ------     ------     ------     ------  ------  ------     ------      ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..    .028    .029    .028(d)    .018(d)    .020(d)    .034    .046    .055       .030        .047    .041
 Net realized and
  unrealized loss on
  investments...........     -0-     -0-   (.003)       -0-        -0-        -0-     -0-     -0-        -0-         -0-     -0-
                          ------  ------  ------     ------     ------     ------  ------  ------     ------      ------  ------
 Net increase in net
  asset value from
  operations............    .028    .029    .025       .018       .020       .034    .046    .055       .030        .047    .041
                          ------  ------  ------     ------     ------     ------  ------  ------     ------      ------  ------
ADD: CAPITAL
 CONTRIBUTIONS
 Capital Contributed by
  the Adviser...........     -0-     -0-    .003        -0-        -0-        -0-     -0-     -0-        -0-         -0-     -0-
                          ------  ------  ------     ------     ------     ------  ------  ------     ------      ------  ------
LESS: DIVIDENDS
 Dividends from net
  investment income.....   (.028)  (.029)  (.028)     (.018)     (.020)     (.034)  (.046)  (.055)     (.030)      (.047)  (.041)
                          ------  ------  ------     ------     ------     ------  ------  ------     ------      ------  ------
 Net asset value, end of
  period................  $ 1.00  $ 1.00  $ 1.00     $ 1.00     $ 1.00     $ 1.00  $ 1.00  $ 1.00     $ 1.00      $ 1.00  $ 1.00
                          ======  ======  ======     ======     ======     ======  ======  ======     ======      ======  ======
TOTAL RETURNS
 Total investment return
  based on net asset
  value(a)..............    2.81%   2.93%   2.83%(c)   1.81%      2.05%      3.48%   4.71%   5.65%      6.13%(b)    4.81%   4.18%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (in millions)..    $980  $1,148  $1,189     $1,134     $1,016       $914    $883    $798       $695        $633    $690
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........     .94%    .95%    .94%       .92%       .92%       .92%    .89%    .83%       .84%(b)     .83%    .80%
 Expenses, before
  waivers and
  reimbursements........     .94%    .95%    .95%       .94%       .94%       .95%    .95%    .93%       .94%(b)     .93%    .90%
 Net investment
  income(d).............    2.76%   2.90%   2.78%(d)   1.80%(d)   2.02%(d)   3.40%   4.57%   5.50%      5.96%(b)    4.69%   4.08%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Annualized.
(c) The capital contribution by the Adviser had no effect on total return.
(d) Net of expenses reimbursed or waived by the Adviser.

                                                             NEW YORK PORTFOLIO
                      ---------------------------------------------------------------------------------------------------------
                                                                                                                    YEAR ENDED
                                               YEAR ENDED JUNE 30,                                   SIX MONTHS    DECEMBER 31,
                      ----------------------------------------------------------------------------      ENDED      ------------
                        1997      1996      1995      1994      1993      1992     1991     1990    JUNE 30, 1989      1988
                      --------  --------  --------  --------  --------  --------  -------  -------  -------------  ------------
Net asset value,
 beginning of
 period..............   $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00      $ 1.00        $ 1.00
                      --------  --------  --------  --------  --------  --------  -------  -------     -------       -------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
  income.............     .027      .028      .028      .018      .019      .034     .042     .051        .027          .041
                      --------  --------  --------  --------  --------  --------  -------  -------     -------       -------
LESS: DIVIDENDS
 Dividends from net
  investment income..    (.027)    (.028)    (.028)    (.018)    (.019)    (.034)   (.042)   (.051)      (.027)        (.041)
                      --------  --------  --------  --------  --------  --------  -------  -------     -------       -------
 Net asset value, end
  of period..........   $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00      $ 1.00        $ 1.00
                      ========  ========  ========  ========  ========  ========  =======  =======     =======       =======
TOTAL RETURNS
 Total investment
  return based on net
  asset value(a).....     2.77%     2.87%     2.84%     1.77%     1.94%     3.47%    4.32%    5.26%       5.61%(b)      4.14%
RATIOS/SUPPLEMENTAL
 DATA
 Net assets, end of
  period (000's
  omitted)........... $355,461  $330,984  $177,254  $162,839  $100,529  $100,476  $71,748  $62,536     $41,910       $41,335
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements.....      .85%      .85%      .85%      .84%      .80%      .80%     .80%     .80%        .85%(b)      1.00%
 Expenses, before
  waivers and
  reimbursements.....     1.04%     1.03%     1.03%     1.08%     1.06%     1.12%    1.15%    1.18%       1.35%(b)      1.33%
 Net investment
  income(c)..........     2.73%     2.82%     2.81%     1.77%     1.91%     3.35%    4.20%    5.13%       5.45%(b)      4.03%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Annualized.
(c) Net of expenses reimbursed or waived by the Adviser.

                                                            CALIFORNIA PORTFOLIO
                   -----------------------------------------------------------------------------------------------------------------
                                             YEAR ENDED JUNE 30,                                    SIX MONTHS      JUNE 2, 1988(a)
                   ------------------------------------------------------------------------------      ENDED            THROUGH
                     1997      1996      1995      1994      1993      1992      1991      1990    JUNE 30, 1989   DECEMBER 31, 1988
                   --------  --------  --------  --------  --------  --------  --------  --------  -------------   -----------------
Net asset value,
 beginning of
 period..........    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00      $ 1.00            $ 1.00
                   --------  --------  --------  --------  --------  --------  --------  --------    --------          --------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
  income.........      .027      .029      .027      .018      .020      .032      .043      .050        .029              .030
                   --------  --------  --------  --------  --------  --------  --------  --------    --------          --------
LESS: DIVIDENDS
 Dividends from
  net investment
  income.........     (0.27)    (.029)    (.027)    (.018)    (.020)    (.032)    (.043)    (.050)      (.029)            (.030)
                   --------  --------  --------  --------  --------  --------  --------  --------    --------          --------
 Net asset value,
  end of period..    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00      $ 1.00            $ 1.00
                   ========  ========  ========  ========  ========  ========  ========  ========    ========          ========
TOTAL RETURNS
 Total investment
  return based on
  net asset
  value(b).......      2.76%     2.91%     2.78%     1.83%     2.05%     3.26%     4.43%     5.17%       6.02%(c)          5.20%(c)
RATIOS/SUPPLEMENTAL
 DATA
 Net assets, end
  of period
  (000's
  omitted).......  $357,148  $297,862  $236,479  $219,673  $156,200  $121,317  $111,957  $104,097    $242,124          $103,390
 Ratio to average
  net assets of:
 Expenses, net of
  waivers and
  reimbursements..      .93%      .93%      .93%      .93%      .93%      .95%     1.00%      .99%        .92%(c)           .89%(c)
 Expenses, before
  waivers and
  reimbursements..      .96%      .94%     1.01%     1.02%     1.02%     1.05%     1.10%     1.09%       1.02%(c)          1.10%(c)
 Net investment
  income(d)......      2.73%     2.86%     2.75%     1.82%     2.01%     3.18%     4.32%     5.03%       5.90%(c)          5.21%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                                     CONNECTICUT PORTFOLIO
                          ----------------------------------------------------------------------------------
                                            YEAR ENDED JUNE 30,                           JANUARY 5, 1990(a)
                          --------------------------------------------------------------       THROUGH
                            1997     1996     1995     1994     1993     1992     1991      JUNE 30, 1990
                          --------  -------  -------  -------  -------  -------  -------  ------------------
Net asset value,
 beginning of period ...    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00        $ 1.00
                          --------  -------  -------  -------  -------  -------  -------       -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..      .027     .028     .028     .017     .020     .033     .045          .026
                          --------  -------  -------  -------  -------  -------  -------       -------
LESS: DIVIDENDS
 Dividends from net
  investment income.....     (0.27)   (.028)   (.028)   (.017)   (.020)   (.033)   (.045)        (.026)
                          --------  -------  -------  -------  -------  -------  -------       -------
 Net asset value, end of
  period................    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00        $ 1.00
                          ========  =======  =======  =======  =======  =======  =======       =======
TOTAL RETURNS
 Total investment return
  based on net asset
  value(b)..............      2.76%    2.88%    2.78%    1.71%    2.00%    3.35%    4.57%         5.53%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (000's
 omitted)...............  $102,612  $95,812  $75,991  $57,314  $56,224  $54,751  $48,482       $27,945
Ratio to net assets of:
 Expenses, net of
  waivers and
  reimbursements........       .80%     .80%     .80%     .77%     .70%     .58%     .44%          .19%(c)
 Expenses, before
  waivers and
  reimbursements........      1.10%    1.15%    1.21%    1.21%    1.16%    1.22%    1.16%         1.10%(c)
 Net investment
  income(d).............      2.72%    2.84%    2.77%    1.69%    1.97%    3.28%    4.39%         5.39%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                             NEW JERSEY PORTFOLIO
                                 -----------------------------------------------
                                   YEAR ENDED JUNE 30,       FEBRUARY 7, 1994(a)
                                 --------------------------        THROUGH
                                   1997     1996     1995       JUNE 30, 1994
                                 --------  -------  -------  -------------------
Net asset value, beginning of
 period........................    $ 1.00   $ 1.00   $ 1.00         $ 1.00
                                 --------  -------  -------        -------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income.........      .027     .028     .029           .008
                                 --------  -------  -------        -------
LESS: DIVIDENDS
 Dividends from net investment
  income.......................     (.027)   (.028)   (.029)         (.008)
                                 --------  -------  -------        -------
 Net asset value, end of peri-
  od...........................    $ 1.00   $ 1.00   $ 1.00         $ 1.00
                                 ========  =======  =======        =======
TOTAL RETURNS
 Total investment return based
  on net asset value(b)........      2.72%    2.89%    2.93%          2.08%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000's omitted)...............  $123,579  $98,098  $74,133        $36,909
Ratio to average net assets of:
 Expenses, net of waivers and
  reimbursements...............       .85%     .82%     .74%           .70%(c)
 Expenses, before waivers and
  reimbursements...............      1.12%    1.19%    1.29%          1.93%(c)
 Net investment income(d)......      2.68%    2.84%    2.98%          2.07%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                               VIRGINIA PORTFOLIO                FLORIDA PORTFOLIO
                          -------------------------------  ------------------------------
                            YEAR ENDED       OCTOBER 25
                             JUNE 30,          1994(a)                   JULY 28, 1995(a)
                          ----------------     THROUGH      YEAR ENDED       THROUGH
                           1997     1996    JUNE 30, 1995  JUNE 30, 1997  JUNE 30, 1996
                          -------  -------  -------------  ------------- ----------------
Net asset value, begin-
 ning of period.........   $ 1.00   $ 1.00      $ 1.00         $ 1.00         $ 1.00
                          -------  -------     -------        -------        -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...     .028     .029        .023           0.30           .030
                          -------  -------     -------        -------        -------
LESS: DIVIDENDS
Dividends from net in-
 vestment income........    (.028)   (.029)      (.023)         (.030)         (.030)
                          -------  -------     -------        -------        -------
Net asset value, end of
 period.................   $ 1.00   $ 1.00      $ 1.00         $ 1.00         $ 1.00
                          =======  =======     =======        =======        =======
TOTAL RETURNS
Total investment return
 based on net asset
 value(b)...............     2.83%    2.97%       3.48%(c)       3.03%          3.32%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of pe-
 riod (000's omitted)...  $78,775  $89,557     $66,921        $89,149        $91,179
Ratio to average net as-
 sets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................      .80%     .78%        .44%(c)        .65%           .58%(c)
 Expenses, before waiv-
  ers and reimburse-
  ments.................     1.15%    1.15%       1.30%(c)       1.10%          1.24%(c)
 Net investment
  income(d).............     2.78%    2.91%       3.48%(c)       2.97%          3.12%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                                MASSACHUSETTS PORTFOLIO
                                                -----------------------
                                                   APRIL 17, 1997(a)
                                                        THROUGH
                                                     JUNE 30, 1997
                                                -----------------------
Net asset value, beginning of period...........          $ 1.00
                                                        -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.........................            .007
                                                        -------
LESS: DIVIDENDS
 Dividends from net investment income..........           (.007)
                                                        -------
 Net asset value, end of period................          $ 1.00
                                                        =======
TOTAL RETURNS
 Total investment return based on net asset
  value(c)(d)..................................            3.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......         $15,046
Ratio to average net assets of:
 Expenses, net of waivers and
  reimbursements(d)............................             .50%
 Expenses, before waivers and
  reimbursements(d)............................            2.99%
 Net investment income(b)(d)...................            3.47%

-------
(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(d) Annualized.

                                ---------------

  From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the General Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 3.20%, equivalent to an ef-fective yield of 3.25%. Dividends for the New York Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 3.19%, equivalent to an effective yield of 3.24%. Absent expense reimbursement, the annualized yield for this period would have been 3.00%, equivalent to an effective yield of 3.05%. Dividends for the California Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 3.08%, equivalent to an effective yield of 3.13%. Absent expense reimbursement, the annualized yield for this period would have been 3.05%, equivalent to an effective yield of 3.10%. Dividends for the Connecticut Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 3.05%, equivalent to an effective yield of 3.10%. Absent expense reimbursement, the annualized yield for this period would have been 2.75%, equivalent to an effective yield of 2.80%. Dividends for the New Jersey Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 3.14%, equivalent to an effective yield of 3.19%. Absent expense reimburse-ment, the annualized yield for this period would have been 2.87%, equivalent to an effective yield of 2.92%. Dividends for the Virginia Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 3.41%, equivalent to an effective yield of 3.47%. Absent expense reimbursement, the annualized yield for this period would have been 3.06%, equivalent to an effective yield of 3.12%. Dividends for the Florida Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 3.41%, equivalent to an effective yield of 3.47%. Absent expense reimbursement, the annualized yield for this period would have been 2.96%, equivalent to an effective yield of 3.02%. Dividends for the Massachusetts Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 3.71%, equivalent to an effective yield of 3.78%. Absent expense reimbursement, the annualized yield for this period would have been 1.22%, equivalent to an effective yield of 1.29%.

--------------------------------------------------------------------------------
                      INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

  Alliance Municipal Trust (the "Fund") consists of eight distinct Portfolios, the General, New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios (each a "Portfolio"), each of which issues a sep-arate class of shares. The investment objectives of each Portfolio are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent de-scribed below. As a matter of fundamental policy, each Portfolio, except the Florida and Massachusetts Portfolios, pursues its objectives by investing in high quality municipal securities having remaining maturities of one year (397 days with respect to the New Jersey and Virginia Portfolios) or less, which maturities may extend to 397 days and, except when a Portfolio assumes a tem-porary defensive position, at least 80% of each such Portfolio's total assets will be invested in such securities (as opposed to the taxable investments de-scribed below). The Florida and Massachusetts Portfolios pursue their objec-tives by investing in high quality municipal securities having remaining matu-rities of 397 days or less, which maturities may extend to such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act") and, except when such a Portfolio assumes a temporary defensive position, as a matter of fundamental policy, at least 80% of each Portfolio's total assets will be invested in mu-nicipal securities (as opposed to the taxable investments described below). While the fundamental policies described above and the other fundamental in-vestment policies identified below may not be changed for a Portfolio without the approval of its shareholders, the other investment policies set forth in this prospectus may be changed upon notice but without such approval. Normal-ly, substantially all of each Portfolio's income will be tax-exempt as de-scribed below (e.g., for 1996, 100% of the income of each Portfolio was exempt from Federal income taxes; the Massachusetts Portfolio had not yet been estab-lished). The average weighted maturity of each Portfolio cannot exceed 90 days. The Fund may in the future establish additional portfolios which may have different investment objectives.

  The General Portfolio seeks maximum current income that is exempt from Fed-eral income taxes by investing principally in a diversified portfolio of high quality municipal securities. Such income may be subject to state or local in-come taxes.

  The New York Portfolio seeks maximum current income that is exempt from Fed-eral, New York state and New York City personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by New York state or its political subdivisions.

  The California Portfolio seeks maximum current income that is exempt from Federal and California state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of California or its po-litical subdivisions.

  The Connecticut Portfolio seeks maximum current income that is exempt from Federal and Connecticut state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of Connecticut or its political subdivisions.

  The New Jersey Portfolio seeks maximum current income that is exempt from Federal and New Jersey state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of New Jersey or its po-litical subdivisions. The New Jersey Portfolio will invest not less than 80% of its net assets in securities the interest on which is exempt from New Jer-sey personal income taxes [i.e. New Jersey municipal securities and obliga-tions of the U.S. Government, its agencies and instrumentalities ("U.S. Gov-ernment Securities")]. In addition, during periods when Alliance Capital Man-agement L.P. (the "Adviser") believes that New Jersey municipal securities that meet the New Jersey Portfolio's standards are not available, it may in-vest a portion of its assets in securities whose interest payments are only federally tax-exempt.

  The Virginia Portfolio seeks maximum current income that is exempt from Fed-eral and Virginia state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the Commonwealth of Virginia or its political subdivisions.

  The Florida Portfolio seeks maximum current income that is exempt from Fed-eral income tax and State of Florida intangible tax by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by Florida or its political subdivisions.

  The Massachusetts Portfolio seeks maximum current income that is exempt from Federal and Massachusetts state personal income taxes by investing at least 65% of its total assets in high quality municipal securities issued by the Commonwealth of Massachusetts or its political subdivisions. The Massachusetts Portfolio may invest in restricted securities that are determined by the Ad-viser to be liquid in accordance with procedures adopted by the Trustees, in-cluding securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act"). Restricted securities are securities sub-ject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

  Each Portfolio of the Fund may invest without limitation in tax-exempt mu-nicipal securities subject to the alternative minimum tax (the "AMT").

  Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified pri-vate activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) inter-est on all tax-exempt obligations will be included in "adjusted current earn-ings" of corporations for AMT purposes. Such bonds have provided, and may con-tinue to provide, somewhat higher yields than other comparable municipal secu-rities. See below, "Daily Dividends, Other Distributions, Taxes."

  There can be no assurance that the Portfolios will achieve their investment objectives. Potential investors in the New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios should consider the greater risk of the concentration of such Portfolios versus the safety that comes with less concentrated investments and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment deci-sion. The Adviser believes that by maintaining each Portfolio's investments in liquid, short-term, high quality investments, each Portfolio is largely insu-lated from the credit risks that exist on long-term municipal securities of the relevant state. See the Statement of Additional Information for a more de-tailed discussion of the financial condition of New York, California, Connect-icut, New Jersey, Virginia, Florida and Massachusetts.

MUNICIPAL SECURITIES

  The municipal securities in which each Portfolio invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and in-terest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

  A Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, ac-cordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 bil-lion. Each Portfolio will comply with Rule 2a-7 with respect to its invest-ments in variable rate obligations supported by letters of credit.

  All of the Fund's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's Investors Service, Inc. (Aaa and Aa, MIG 1 and MIG 2, or VMIG 1 and VMIG 2) or Standard & Poor's Corpora-tion (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of compara-ble quality. Securities must also meet credit standards applied by the Advis-er.

  To further enhance the quality and liquidity of the securities in which the Portfolios invest, such securities frequently are supported by credit and li-quidity enhancements, such as letters of credit, from third party financial institutions. The Adviser continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial in-stitution could cause a Portfolio's investments backed by that institution to lose value and affect a Portfolio's share price.

  The Fund will comply with the diversification, quality and maturity limita-tions imposed by Rule 2a-7. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will com-ply with the more restrictive provisions of the Rule.

  A Portfolio also may invest in stand-by commitments, which may involve cer-tain expenses and risks, but such commitments are not expected to comprise more than 5% of any Portfolio's net assets. A Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's custo-dian will maintain, in a separate account of the respective Portfolio, liquid high-grade debt securities having value equal to, or greater than, such when-issued securities. The price of when-issued securities, which is generally ex-pressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the purchase of the issue. The value of when-issued securities may fluc-tuate prior to their settlement, thereby creating an unrealized gain or loss to a Portfolio.

TAXABLE INVESTMENTS

  The taxable investments in which the Fund may invest include obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

OTHER INVESTMENT POLICIES

  No portfolio of the Fund will invest more than 10% of its net assets in il-liquid securities (including illiquid restricted securities with respect to the Massachusetts Portfolio). As to these securities, a Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Illiquid securities may include securities that are not readily marketable and, with respect to the Massachusetts Portfolio, securities subject to legal or con-tractual restrictions on resale. With respect to the Massachusetts Portfolio, which may invest in restricted securities, restricted securities determined by the Adviser to be liquid will not be treated as "illiquid" for purposes of the restriction on illiquid securities.

  The following investment policies are fundamental policies with respect to each applicable Portfolio except the Massachusetts Portfolio which has adopted the applicable restrictions as non-fundamental policies. To reduce investment risk, the General Portfolio may not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state, and no Portfolio may invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects; a Portfolio may not invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although (i) with respect to 25% of its total assets the General Portfolio may invest up to 10% per issuer, and
(ii) the New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios may invest 50% of their respective total assets in as few as four issuers (but no more than 25% of total assets in any one issuer); and a Portfolio may not purchase more than 10% of any class of the voting se-curities of any one issuer except those of the U.S. Government. As a matter of operating policy, to the extent that these limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of Rule 2a-7.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

OPENING ACCOUNTS

  Instruct your Account Executive to open an account in the Fund in conjunc-tion with your brokerage account.

SUBSEQUENT INVESTMENTS

 A. BY CHECK THROUGH YOUR BROKERAGE FIRM

  Mail or deliver your check made payable to your brokerage firm to your Ac-count Executive who will deposit it into your brokerage account. Please indi-cate your account number on the check.

 B. BY SWEEP

  Your brokerage firm may offer an automatic "sweep" for the Fund in the oper-ation of brokerage cash accounts for its customers. Contact your Account Exec-utive to determine if a sweep is available and what the sweep parameters are.

REDEMPTIONS

 A. BY CHECKWRITING

  With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any ac-crued dividends) in your account. You must first fill out the Signature Card, which you can obtain from your Account Executive. There is a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is pre-sented for payment.

 B. BY SWEEP

  If your brokerage firm offers an automatic sweep service, the sweep will au-tomatically transfer from your Fund account sufficient cash to cover any debit balance that may occur in your cash account for any reason.

OPENING AN ACCOUNT DIRECTLY WITH THE FUND; SHAREHOLDER SERVICES

  If you wish to obtain an Application Form to open an account directly with the Fund or if you have any questions about the Form, purchasing shares or other Fund procedures, please telephone the Fund toll-free (800) 221-5672.

  For more information on the purchase and redemption of Fund shares, see the Statement of Additional Information.

  The Fund offers a variety of shareholder services. For more information about these services, call the Fund at (800) 221-5672.

--------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

 SHARE PRICE. Shares of each Portfolio are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaran-teed. The net asset value of each Portfolio's shares is determined each busi-ness day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

 TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

 During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such diffi-culty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown in this Prospectus. The Fund reserves the right to suspend or terminate its tele-phone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authen-ticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a fee for handling telephone requests for redemptions.

 Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

 If your Fund shares are not maintained through a financial intermediary, pro-ceeds from any subsequent redemption by you of Fund shares that were purchased by check or electronic funds transfer will not be forwarded to you until the Fund is reasonably assured that your check or electronic funds transfer has cleared, up to fifteen days following the purchase date. If the redemption re-quest during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

 MINIMUMS. The Fund has minimums of $1,000 for initial investments, $100 for subsequent investments and a $500 minimum maintenance balance for each ac-count. These minimums do not apply to shareholder accounts maintained through brokerage firms or other financial institutions, as such financial intermedi-aries may maintain their own minimums.

 DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of each Portfolio is determined each business day at 4:00 p.m. (New York time) and is paid imme-diately thereafter pro rata to shareholders of that Portfolio of record via automatic investment in additional full and fractional shares of that Portfo-lio in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

 A Portfolio's net income consists of all accrued interest income on Portfolio assets less the Portfolio's expenses applicable to that dividend period. Real-ized gains and losses of a Portfolio are reflected in its net asset value and are not included in net income.

 Distributions to you out of tax-exempt interest income earned by each Portfo-lio are not subject to Federal income tax (other than the AMT), but, in the case of the General Portfolio, may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Fed-eral individual and corporate AMT. Distributions to residents of New York out of income earned by the New York Portfolio from New York municipal securities are exempt from New York state and New York City personal income taxes. Dis-tributions to residents of California out of income earned by the California Portfolio from California municipal securities are exempt from California per-sonal income taxes. Distributions to individuals who are residents of Connect-icut out of income earned by the Connecticut Portfolio from Connecticut munic-ipal securities are exempt from Connecticut personal income taxes. Distribu-tions to residents of New Jersey out of income earned by the New Jersey Port-folio from New Jersey municipal securities or U.S. Government Securities are exempt from New Jersey state personal income taxes. Distributions from the New Jersey Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax and the New Jersey Corporation Income Tax payable by corporate shareholders. Distributions to residents of Virginia out of income earned by the Virginia Portfolio from Virginia municipal securities or obligations of the United States or any authority, commission or instrumentality of the United States are exempt from Virginia individual, estate, trust, or corporate income tax. Dividends paid by the Florida Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an "intangible tax" at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Florida Portfolio shares will qual-ify for exemption from the Florida intangible tax. In order to so qualify, the Florida Portfolio must, among other things, have its entire portfolio invested in U.S. Government securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Florida Portfolio to corpo-rate shareholders will be subject to Florida corporate income tax. Distribu-tions to residents of Massachusetts out of interest earned by the Massachu-setts Portfolio from Massachusetts municipal securities are exempt from Massa-chusetts state personal income taxes. Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions of short- and long-term capital gains, if any, are normally made near year-end. Each year shortly after Decem-ber 31, the Fund will send you tax informa-tion stating the amount and type of all its distributions for the year just ended.

 THE ADVISER. The Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105, under an Advisory Agreement to provide investment advice and, in general, to supervise the Fund's management and in-vestment program, subject to the general control of the Trustees of the Fund. For the fiscal year ended June 30, 1997, the General, New York, California, Connecticut, New Jersey, Virginia and Florida Portfolios each paid the Adviser an Advisory fee at an annual rate of .50 of 1%, .41 of 1%, .50 of 1%, .30 of 1%, .33 of 1%, .25 of 1% and .15 of 1%, respectively, of the average daily value of the net assets of each Portfolio. For the period ended June 30, 1997, the Adviser waived the advisory fee for the Massachusetts Portfolio.

 The Adviser is a leading international investment manager, supervising client accounts with assets as of September 30, 1997 totaling more than $217 billion (of which more than $81 billion represented the assets of investment compa-nies). The Adviser's clients are primarily major corporate employee benefit plans, public employee retirement plans, insurance companies, banks, founda-tions and endowment funds. The 54 registered investment companies managed by the Adviser comprising 116 separate investment portfolios currently have over two million shareholders. As of September 30, 1997, the Adviser was retained as an investment manager of employee benefit fund assets for 28 of the Fortune 100 companies.

 Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Fund's Statement of Additional Information under "Management of the Fund."

 Under a Distribution Services Agreement (the "Agreement"), the Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate average daily net assets. For the fiscal year ended June 30, 1997, the General, New York, California, Connecticut, New Jersey, Virginia and Florida Portfolios each paid the Adviser a distribution fee at an annual rate of .25 of 1%, .15 of 1%, .22 of 1%, .15 of 1%, .15 of 1%, .15 of 1% and .15 of 1%, respectively, of the average daily value of the net assets of each Portfolio. For the period ended June 30, 1997, the distribution payment was waived for the Massachusetts Portfolio. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative and accounting services provided to the Fund, with any remaining amounts being used to par-tially defray other expenses incurred by the Adviser in distributing Fund shares. The Fund believes that the administrative services provided by deposi-tory institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely af-fect the Fund or its shareholders) in the future to maintain such legal con-formity should any changes in, or interpretations of, such laws or regulations occur.

 The Adviser will reimburse the Fund to the extent that the combined net ex-penses of the Fund's Portfolios (including the Adviser's fee and expenses in-curred under the Agreement) exceed 1% of its average daily net assets for any fiscal year.

 CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Compa-ny, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus NJ 07096-1520, and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The transfer agent charges a fee for its services.

 FUND ORGANIZATION. The Fund is an open-end management investment company reg-istered under the Act. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since for-mation in January 1983. The Fund's activities are supervised by its Trustees. Normally, shares of each Portfolio are entitled to one vote, and vote as a single series on matters that affect the Portfolios in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

This is filed pursuant to Rule 497(c).
File Nos. 002-79807 and 811-03586.

(LOGO)                                 ALLIANCE MUNICIPAL TRUST

________________________________________________________________

P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        October 31, 1997
________________________________________________________________

                        TABLE OF CONTENTS

                                                             Page

Investment Objectives and Policies                              2

Investment Restrictions                                        51

Management                                                     54

Purchase and Redemption of Shares                              67

Additional Information                                         70

Daily Dividends-Determination of Net Asset Value               72

Taxes                                                          74

General Information                                            76

Appendix A-Description of Municipal Securities              83-84

Appendix B-Description of Securities Ratings                85-86

Financial Statements and Independent Auditors Report       87-155

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated October 31, 1997. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.
______________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
________________________________________________________________

         Alliance Municipal Trust (the "Fund") is an open-end management investment company. The Fund consists of eight distinct Portfolios, the General Portfolio, the New York Portfolio, the California Portfolio, the Connecticut Portfolio, the New Jersey Portfolio, the Virginia Portfolio, the Florida Portfolio and the Massachusetts Portfolio (each a "Portfolio"), each of which is, in effect, a separate fund issuing a separate class of shares. The investment objectives of each Portfolio are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. As a matter of fundamental policy, each Portfolio, except the Florida and Massachusetts Portfolios, pursues its objectives by investing in high-quality municipal securities having remaining maturities of one year (397 days with respect to the New Jersey and Virginia Portfolios), or less, which maturities may extend to 397 days and, except when a Portfolio assumes a temporary defensive position, at least 80% of each such Portfolio's total assets will be so invested. The Florida and Massachusetts Portfolios pursue their objectives by investing in high quality municipal securities having remaining maturities of 397 days or less (which maturities may extend to such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"), and, except when such a Portfolio assumes a temporary defensive position, as a matter of fundamental policy, at least 80% of each Portfolio's total assets will be invested in municipal securities. While no Portfolio may change any "fundamental" policy without shareholder approval, the other investment policies set forth in this Statement of Additional Information may be changed by a Portfolio upon notice but without such approval. Normally, substantially all of each Portfolio's assets will generate tax-exempt income as described below; for example, in 1996, 100% of the income of each Portfolio (the Massachusetts Portfolio had not yet been established) was exempt from Federal income taxes. The Fund may in the future establish additional portfolios which may have different investment objectives. There can be no assurance, as is true with all investment companies, that any Portfolio will achieve its investment objectives.

         General Portfolio. To the extent consistent with its other investment objectives, the General Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

         New York Portfolio. To the extent consistent with its other investment objectives, the New York Portfolio seeks maximum current income that is exempt from Federal, New York State and New York City personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by New York State or its political subdivisions. Except when the New York Portfolio assumes a temporary defensive position, at least 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the New York Portfolio are offered only to New York State residents.

         California Portfolio. To the extent consistent with its other investment objectives, the California Portfolio seeks maximum current income that is exempt from both Federal income taxes and California personal income tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of California or its political subdivisions. Except when the California Portfolio assumes a temporary defensive position, at least 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the California Portfolio are available only to California residents.

         Connecticut Portfolio. To the extent consistent with its other investment objectives, the Connecticut Portfolio seeks maximum current income that is exempt from Federal and Connecticut personal income taxes by investing principally in a non- diversified portfolio of high-quality municipal securities issued by Connecticut or its political subdivisions. Except when the Portfolio assumes a temporary defensive position, at least 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the Connecticut Portfolio are offered only to Connecticut residents.

         New Jersey Portfolio. To the extent consistent with its other investment objectives, the Portfolio seeks maximum current income that is exempt from Federal and New Jersey State personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of New Jersey or its political subdivisions. Except when the Portfolio assumes a temporary defensive position, at least 65% of its total assets will, as a matter of fundamental policy, be so invested. The Portfolio will invest not less than 80% of its net assets in securities the interest on which is exempt from New Jersey personal income taxes [i.e. New Jersey municipal securities and obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities")]. In addition, during periods when Alliance Capital Management L.P., the Fund's Adviser, (the "Adviser") believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. Shares of the New Jersey Portfolio are offered only to New Jersey residents.

         Virginia Portfolio. To the extent consistent with its other investment objectives, the Virginia Portfolio seeks maximum current income that is exempt from both Federal income taxes and Virginia personal income tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of Virginia or its political subdivisions. Except when the Virginia Portfolio assumes a temporary defensive position, at least 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the Virginia Portfolio are available only to Virginia residents.

         Florida Portfolio. To the extent consistent with its other investment objectives, the Florida Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of Florida intangible tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of Florida or its political subdivisions. Except when the Portfolio assumes a temporary defensive position, at least 65% of its total assets will be so invested. Shares of the Florida Portfolio are available only to Florida residents.

         Massachusetts Portfolio. To the extent consistent with its other investment objectives, the Massachusetts Portfolio seeks maximum current income that is exempt from both Federal income taxes and Commonwealth of Massachusetts tax by investing principally in a non-diversified portfolio of high quality municipal securities issued by the Commonwealth of Massachusetts or its political subdivisions. The Massachusetts Portfolio may invest in restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act"). Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the Massachusetts Portfolio are offered only to Massachusetts residents.

         New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios. Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios should consider the greater risks of each Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts issues, respectively, with those of more diversified portfolios, including other states' issues, before making an investment decision. Each of such Portfolios is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified investment company. (See below "Special Risk Factors of Concentration in a Single State.")

         No Portfolio will invest 25% or more of its total assets in the securities of non-governmental issuers conducting their principal business activities in any one industry.

         To the extent suitable New York, California,
Connecticut, New Jersey, Virginia, Florida and Massachusetts municipal securities, as applicable, are not available for investment by the respective Portfolio, the respective Portfolio may purchase municipal securities issued by other states and political subdivisions. The dividends designated as derived from interest income on such municipal securities generally will be exempt from Federal income taxes but, with respect to: (i) non-New York municipal securities owned by the New York Portfolio, will be subject to New York State and New York City personal income taxes; (ii) non-California municipal securities owned by the California Portfolio, will be subject to California personal income taxes; (iii) non-Connecticut municipal securities owned by the Connecticut Portfolio, will be subject to Connecticut personal income taxes; (iv) non-New Jersey municipal securities owned by the New Jersey Portfolio, will be subject to New Jersey personal income taxes; (v) non-Virginia municipal securities owned by the Virginia Portfolio, will be subject to Virginia personal income taxes; (vi) non-Florida municipal securities owned by the Florida Portfolio, will be subject to Florida income and intangible taxes and (vii) non-Massachusetts municipal securities owned by the Massachusetts Portfolio, will be subject to Massachusetts personal income taxes.

Municipal Securities

         The term "municipal securities," as used in the Prospectus and this Statement of Additional Information, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax) from Federal income taxes. The municipal securities in which the Fund invests are limited to those obligations which at the time of purchase:

         1. are backed by the full faith and credit of the United States; or

         2. are municipal notes, municipal bonds or other types of municipal securities rated in the two highest rating categories by the requisite nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Services, Inc. or Standard and Poor's Corporation, or judged by the Adviser to be of comparable quality. (See Appendix A for a description of municipal securities and Appendix B for a description of these ratings.)

Rule 2a-7 under the Act

         Each Portfolio of the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

         Currently, pursuant to Rule 2a-7, each Portfolio of the Fund may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in Appendix B attached hereto.

Alternative Minimum Tax

         Each Portfolio of the Fund may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law,
(1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Taxable Securities

         Although each Portfolio of the Fund is, and expects to be, largely invested in municipal securities, each Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. When, in the judgment of the Adviser, financial, economic, and/or market conditions warrant, each Portfolio may invest any amount of its total assets in taxable money market securities. Such taxable money market securities also are limited to remaining maturities of 397 days or less at the time of a Portfolio's investment, and such Portfolio's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by a Portfolio are limited to those described below:

         1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

         2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance
              Corporation; or

         3. commercial paper of prime quality rated in the two highest rating categories by the requisite NRSROs or, if not rated, issued by companies which have an outstanding debt issue rated in the two highest rating categories by the requisite NRSROs. (See Appendix B for a description of these ratings.)

Repurchase Agreements

         Each Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Each Portfolio requires continuous maintenance of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System (including the Fund's Custodian) or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is each Portfolio's current practice to enter into repurchase agreements only with such primary dealers and its Custodian, and the Fund has adopted procedures for monitoring the creditworthiness of such organizations. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

Reverse Repurchase Agreements

         Each Portfolio may enter into reverse repurchase agreements, which involve the sale of securities held by such Portfolio with an agreement to repurchase the securities at an agreed upon price, date and interest payment, although no Portfolio has entered into, nor has any plans to enter into, such agreements.

Variable Rate Obligations

         The interest rate payable on certain municipal securities in which a Portfolio may invest, called "variable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate municipal securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by a Portfolio may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets a Portfolio's investment quality requirements.

         Variable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. Each Portfolio will comply with Rule 2a-7 with respect to its investments in variable rate obligations supported by letters of credit. A Portfolio will not purchase participation interests in variable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by such Portfolio from the bonds in which it holds participation interests is exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial agency reports and other research services to which the Adviser may subscribe.

Standby Commitments

         A Portfolio may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which such Portfolio pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Portfolio to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Portfolio acquires standby commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, each Portfolio's policy is to enter into standby commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.

         The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities.

When-Issued Securities

         Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the purchase of municipal bonds and notes. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to such Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of each Portfolio, cash, U.S. Government or other liquid high-grade debt securities, having value equal to, or greater than, such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. No when-issued commitments will be made if, as a result, more than 15% of a Portfolio's net assets would be so committed.

Illiquid Securities.    No Portfolio of the Fund will invest more
than 10% of its net assets in illiquid securities (including illiquid restricted securities with respect to the Massachusetts Portfolio.) As to these securities, a Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Illiquid securities may include securities that are not readily marketable and, with respect to the Massachusetts Portfolio, securities subject to legal or contractual restrictions on resale. With respect to the Massachusetts Portfolio, which may invest in restricted securities, restricted securities determined by the Adviser to be liquid will not be treated as "illiquid" for purposes of the restriction on illiquid securities.

General

         Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. (An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. There can be no assurance, as is true with all investment companies, that a Portfolio's objectives will be achieved. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future. Each Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, a Portfolio may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.)

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

         Except as otherwise provided above, each Portfolio's investment objectives and policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         Effective November 1, 1991, the Fund's former name of
Alliance Tax-Exempt Reserves was changed to Alliance Municipal
Trust.

         MASSACHUSETTS PORTFOLIO.  THE FOLLOWING POLICIES RELATE
TO THE MASSACHUSETTS PORTFOLIO.

         Restricted Securities. The Massachusetts Portfolio may purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A of the Securities Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction.
Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission (the "Commission") has stated that Section 4(2) paper may be determined to be liquid by the Trustees, so long as certain conditions, which are described below, are met.

         Rule 144A under the Securities Act establishes a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Massachusetts Portfolio, however, could affect adversely the marketability of such portfolio securities and the Massachusetts Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

         The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid.
The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees.

         The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

         (i) the frequency of trades and quotations for the security;

        (ii) the number of dealers making quotations to purchase or sell the security;

       (iii) the number of other potential purchasers of the security;

        (iv) the number of dealers undertaking to make a market in the security;

         (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer);
              and

        (vi) any applicable Commission interpretation or position with respect to such types of securities.

         To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

         (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

        (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the Adviser must determine that the security is of equivalent quality.

         The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

         Following the purchase of a restricted security by the Massachusetts Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

         Asset-Backed Securities

         The Massachusetts Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

Special Risk Factors of Concentration in a Single State

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the New York, California, Connecticut, New Jersey, Virginia, Florida or Massachusetts Portfolio (individually, a "State Portfolio") versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining each State Portfolio's investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the State Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

         The following summaries are included for the purpose of providing a general description of credit and financial conditions of New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts and are based on information from official statements (described more fully below) made available in connection with the issuance of certain securities in such states. The summaries are not intended to provide a complete description of such states. While the Fund has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects. These summaries do not provide specific information regarding all securities in which the Fund is permitted to invest and in particular do not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

NEW YORK PORTFOLIO

         The following is based on information obtained from an Official Statement, dated March 1, 1997, relating to $214,070,000 General Obligation Bonds, the Comptroller's Report on the Financial Condition of New York State - 1997, and the State Comptroller's 1997-98 Budget: Fiscal Review and Analysis, dated September 10, 1997.

New York Local Government Assistance Corporation

         In 1990, as part of a New York State (the "State") fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

         As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings. The 1996-97 State Financial Plan included no seasonal borrowing. Recently, the State has attempted to reduce its dependence on the LGAC. The projected 1997-98 General Fund cash flow will not depend on either short-term spring borrowing or the issuance of LGAC bonds. The new-money bond issuance portion of the LGAC program was completed in 1995-96, and provisions prohibiting the State from returning to a reliance upon cash-flow manipulation to balance its budget will remain in bond covenants until the LGAC bonds are retired.

Recent Developments

         The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 13 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Since 1992, New York's job growth has ranked 48th in the nation. From April 1996 to April 1997 the State gained 97,800 jobs or 1.2 percent, while the United States gained 2,685,000 jobs or 2.3 percent. Most of the job growth has occurred in service jobs while manufacturing and government employment declined.

         While total State personal income has increased 22 percent since 1993, compared to a 24 percent increase nationwide, the State's per capita income continues to exceed the national average. The State ranked fourth highest in per capita personal income in 1995. In 1997, the State's per capita personal income is projected to grow at a slightly higher rate than the national average.

          The State's moderate economic growth is projected to continue through 1997 for employment, wages and personal income, followed by a slight slowing in 1998. Personal income is estimated to have grown by 5.2 percent in 1996, fueled in part by an unusually large increase in financial sector bonus payments, and is projected to grow 4.5 percent in 1997 and 4.2 percent in 1998. Overall employment growth will continue at a modest rate, reflecting the moderate growth of the national economy, continued spending restraint in government, and restructuring in the health care, social service and banking sectors.

1997-98 Fiscal Year

         The surge in Wall Street revenues New York has enjoyed since 1995 continues to be the most significant factor in the ability of the State to balance its budget. New York is projected to spend $67.4 billion on an all-funds basis in 1997-98, 7 percent more than in 1996-97. The enacted budget contained $1.2 billion more spending than was included in the Governor's budget proposal. However, based on over $2 billion in reestimated revenue increases, the financial plan enacted for 1997-98 is balanced with virtually no spending cuts and includes a planned $350 million year-end surplus. The Comptroller predicts that, because the financial plan's revenue and spending projections are conservative, the actual year-end surplus should be $530 million.

1996-97 Fiscal Year

         The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a 1996-97 General Fund cash surplus as reported by the Division of the Budget ("DOB") of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. Of the cash surplus amount, $1.05 billion was previously budgeted by the Governor in his Executive Budget to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 State Financial Plan.

         The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the Tax Stabilization Reserve Fund (the "TSRF"), after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the Contingency Reserve Fund (the "CRF"). This fund assists the State in financing any extraordinary litigation during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

         General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of less than 1 percent from 1995-96 levels (excluding deposits into the tax refund reserve account). This was $129 million lower than originally projected in the 1996-97 State Financial Plan as enacted in July 1996. As compared to the State's July projections, personal income tax receipts were $730 million less than projected. Tax receipts in all other categories were higher than estimated in the July projections, including user taxes and fees ($72 million), business tax receipts ($457 million) and other taxes and fees ($133 million). Miscellaneous receipts and transfers were a combined $63 million less than projected in the original 1996-97 Financial Plan. The large variance in the personal income tax projections reflects year-end actions that had the effect of reducing personal income tax receipts and miscellaneous receipts by about $1.7 billion. These actions included early implementation of withholding table changes accompanying scheduled 1997 personal income tax reductions, accelerated payment of an estimated $217 million in personal income tax refunds, and a $1.26 billion deposit of otherwise excess receipts to the tax refund reserve account. Adjusted for these actions, personal income taxes were almost $1 billion higher than expected, largely due to higher-than-projected withholding and estimated tax collections as a result of stronger-than-expected economic growth, particularly in the financial markets and the securities industries.

         General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of less than 1 percent from unadjusted 1995-96 levels. Disbursements and transfers were $226 million lower than levels projected in the July 1996-97 Financial Plan forecast. As compared to the July projections, grants to local governments were $250 million lower, State operations spending was $38 million lower, general State charges and debt service were $35 million lower than projected, and transfers to other funds for debt service, capital projects and other purposes were $99 million higher than originally projected. Much of the decline in local assistance spending was the result of lower-than-projected public assistance caseload, while the increase in transfers relates to reestimates in lottery proceeds.

         Disbursements in Governmental Funds for the 1996-97 fiscal year totaled $62.95 billion, $3 billion lower than projected at the beginning of the fiscal year. Much of this variance was due to the uncertainty surrounding federal action on entitlement spending at the beginning of the fiscal year. Total unadjusted Government Funds spending decreased $278 million or
0.4 percent below the 1995-96 fiscal year.

         1995-96 Fiscal Year

         The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. DOB reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

         The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $120 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before the deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

         General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies. Together with decreased social services spending, this management review accounts for the bulk of the decline in spending.

1994-95 Fiscal Year

         The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

         General Fund receipts totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent for the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

State Financial Practices: GAAP Basis

         Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

         1996-97 Fiscal Year

         The State completed its 1996-97 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

         The State reported a General Funds operating surplus of $1.93 billion for the 1996-97 fiscal year, as compared to an operating surplus of $380 million for the prior fiscal year. The 1996-97 fiscal year GAAP operating surplus reflects several major factors, including the cash basis operating surplus, the benefit of bond proceeds which reduced the State's pension liability, an increase in taxes receivable of $493 million, and a reduction in tax refund liabilities of $196 million. This was offset by an increased payable to local governments of $244 million.

         Revenues increased $1.91 billion (nearly 6.0 percent) over the prior fiscal year with increases in all revenue categories. Personal income taxes grew $620 million, an increase of nearly 3.6 percent, despite the implementation of scheduled tax cuts. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1996. Consumption and use taxes increased $179 million or 2.7 percent as a result of increased consumer confidence. Business taxes grew $268 million, an increase of 5.6 percent, primarily as a result of the strong financial markets during 1996. Other taxes increased primarily because revenues from estate and gift taxes increased. Miscellaneous revenues increased $743 million, a 33.1 percent increase, because of an increase in receipts from the Medical Malpractice Insurance Association and from medical provider assessments.

         Expenditures increase $830 million (2.6 percent) from the prior fiscal year, with the largest increase occurring in pension contributions and State aid for education spending. Pension contribution expenditures increased $514 million (198.2 percent) primarily because the State paid off its 1984-85 and 1985-86 pension amortization liability. Education expenditures grew $351 million (3.4 percent) due mainly to an increase in spending for support for public schools and physically handicapped children offset by a reduction in spending for municipal and community colleges. Modest increases in other State aid spending was offset by a decline in social services expenditures of $157 million (1.7 percent). Social services spending continues to decline because of cost containment strategies and declining caseloads.

         Net other financing sources increased $475 million (62.6 percent) due mainly to bond proceeds provided by the Dormitory Authority of the State of New York to pay the outstanding pension amortization, offset by elimination of prior year LGAC proceeds.

         An operating surplus of $65 million was reported for the Special Revenue Funds for the 1996-97 year, increasing the accumulated fund balance to $532 million over the prior fiscal year (2.2 percent) as a result of increases in tax and lottery revenues. Expenditures increased $384 million (1.6 percent) as a result of increased costs for departmental operations. Net other financing uses decreased $275 million (8.0 percent) primarily because of declines in amounts transferred to other funds.

         Debt Service Funds ended the 1996-97 fiscal year with an operating deficit of $37 million and, as a result, the accumulated fund balance declined to $1.90 billion. Revenues increased $102 million (4.6 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $48 million (2.0 percent). Net other financing sources decreases $22 million (92.6 percent) due primarily to an increase in payments on advance refunds.

         An operating surplus of $98 million was reported to the Capital Projects Funds for the State's 1996-97 fiscal year and, as a result, the accumulated fund balance decreased to a deficit of $614 million. Revenues increased $100 million (5.0 percent) primarily because a larger share of the real estate transfer tax was shifted to the Environmental Protection Fund and federal grant revenues increased for transportation and local waste water treatment projects. Expenditures decreased $359 million (10.0 percent) because of declines in capital grants for education, housing and regional development programs and capital construction spending. Net other financing sources decreased by $637 million as a result of a decrease in proceeds from financing arrangements.

1995-96 Fiscal Year

         The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million, offset in part by an operating deficit of $409 million in the Special Revenue Funds.

Economic Overview

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         The services sector which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York. New York's economy is somewhat more reliant than the rest of the nation on this sector; this sector has added more jobs (825,000) than has the State's economy as a whole (665,000) since 1980.

         Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. Manufacturing's share of total employment declined from 20.1 to
12.0 percent between 1980 and 1995. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

         Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses such as department stores and eating and drinking establishments.

         New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes one-seventh of all nonfarm labor and proprietors' income.

         Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the national's leaders in the production of these commodities.

         Federal, State and local government account for almost
18 percent of nonagricultural State employment and 16 percent of nonfarm labor income.

         The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing section.

         During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1997, the State's rate of economic growth was somewhat slower than that of the nation. In the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.

         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, state personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities

         The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations. As of September 30, 1996, the date of the latest data available, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these Authorities was $75.4 billion. At the end of fiscal year 1996-97, aggregate Authority debt outstanding as State-supported debt was $32.7 billion and as State-related debt was $38.4 billion.

         Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 1997-98 fiscal year.

         In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("MAC") was created in 1975 to provide financing assistance to the City. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984.

         The State also provides for contingent
contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State contracts to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now issued by the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 1997-98 fiscal year.

         Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA").
The MTA operates certain commuter rail and bus lines in the New York metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

         Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, state law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1997-1998 fiscal year, total State assistance to the MTA is estimated at approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.

         State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new following stock, maintaining replacement schedules for existing assets and bringing the MTA system to a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

         There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation

         The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

         The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.

         The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the

City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         Implementation of the Financial Plan is also dependent upon the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In order to help the City to avoid exceeding its State Constitutional general debt limit, the State created the New York City Transitional Finance Authority to finance a portion of the City's capital program. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 199-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

OSDC and Control Board Reports

         The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and Financial Plan compliance by, the City and its Covered Organizations. According to recent staff reports, the City's economy has experienced weak employment and moderate wage and income growth throughout the mid-1990s. Although this trend is expected to continue for the rest of the decade, there is the risk of a slowdown in the City's economy in the next few years, which would depress revenue growth and put further strains on the City's budget. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial future budget gaps that must be closed with reduced expenditures and/or increased revenues.

Financing Requirements

         The City requires significant amounts of financing for seasonal and capital purposes. The City issued $880 million notes for seasonal financing purposes in fiscal year 1997. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing.

         In connection with the Financial Plan, the City has outlined a gap-closing program for the 1998 through 2000 fiscal years to substantially reduce the remaining $1.7 billion and $3.4 billion projected budget gaps for such fiscal years. This program, which is not specified in detail, assumes additional agency programs to reduce expenditures or increase revenues by $674 million, $959 million and $1.1 billion in the 1998 through 2000 fiscal years, respectively; additional reductions in entitlement costs of $400 million, $750 million and $1.0 billion in the 1998 through 2000 fiscal years, respectively; additional savings of $250 million, $300 million and $500 million in the 1998 through 2000 fiscal years, respectively, resulting from restructuring City government by consolidating operations, privatization and mandate management and other initiatives; additional proposed Federal and State aid of $105 million, $200 million and $300 million in the 1998 through 2000 fiscal years, respectively; additional revenue initiatives and asset sales of $155 million, $350 million and $400 million in the 1998 through 2000 fiscal years, respectively; and the availability in each of the 1998 through 2000 fiscal years of $100 million of the General Reserve.

         In 1997, record performance on Wall Street enabled the City to recognize nearly $1.3 billion in surplus revenues. The surplus will be used to meet half of the City's gap closing needs. The City has also created a stabilization fund, which includes $300 million to be used towards fiscal year 1999 and $200 million in the General Reserve. However, the 1998 New York City Financial Plan projects a 7.4 percent spending increase while revenues are projected to decrease.

Other Localities

         Certain localities outside the City have experienced financial problems and have requested additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

         Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, aid that was largely continued in 1997. Twenty-eight municipalities are scheduled to share the more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97 percent increased in General Purpose State Aid.

Certain Municipal Indebtedness

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than the City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

         From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

Litigation

         The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous tort, real property and contract claim where the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter.

         Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1997-98 State Financial Plan. The State believes that the 1997-98 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1997-98 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1997-98 State Financial Plan. In its General Purpose Financial Statements, the State reports its estimated liability in subsequent fiscal years for awarded anticipated unfavorable judgments.

         Although other litigation is pending against the State, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

CALIFORNIA PORTFOLIO

         The following is based on information obtained from an Official Statement, dated March 1, 1997, relating to $525,000,000
State of California Various Purpose General Obligation Bonds.

Constitutional Limits on Spending and Taxes

         Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

         Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State

Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

         Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

         The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility of providing services to or from another unit of government.

         As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

         Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund Tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 34 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         During the recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

         In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The settlement required adoption of legislation satisfactory to the parties to implement its terms, which has occurred. The court gave final approval of the settlement in late July, 1996.

         The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The Director of Finance has certified that a settlement has occurred, allowing approximately $351 million in appropriations from the 1995-96 Fiscal Year to be disbursed to schools in August 1996.

Short-Term Borrowing of California

         As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including
repayment of maturing Notes and Warrants.   The State issued $3.0
billion of revenue anticipation notes for the 1996-97 Fiscal Year, which matured on June 30, 1997.

         The State Treasurer is working closely with the State Controller and the Department of Finance to manage the State's cash flow on a regular basis, with the goal of reducing the State's external cash flow borrowing. The three offices are also working to develop programs to use commercial paper in whole or in part for the State's cash flow borrowing needs, and for construction period financing for both general obligation bond-funded and lease-revenue bond-funded projects. As of March 1, 1997 the Finance Committees had authorized the issuance of approximately $3,356,094,000 of commercial paper notes, but as of that date only $367,776,534 aggregate principal amount of general obligation commercial paper notes was actually issued and outstanding.

         The State has always paid the principal of and interest on its general obligation bonds, lease-purchase debt, and short-term obligations, including revenue anticipation notes and revenue anticipation warrants when due.

1997-98 Fiscal Year Proposed Budget

         On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the"Governor's Budget"). The Governor's Budget projects General Fund revenues and transfers in 1997-98 of $50.7 billion, a 4.6 percent increase from revised 1996-97 figures. The Governor proposes expenditures of $50.3 billion, a 3.9 percent increase from 1996-97. The Governor's Budget projects a balance in the Special Fund for Economic Uncertainties (the "SFEU") of $553 million on June 30, 1998. The Governor's Budget also anticipates about $3 billion of external borrowing for cash flow purposes during the year, with no requirement for cross-fiscal year borrowing.

         Among the major initiatives and features of the Governor's Budget are the following:

         1. A proposed 10 percent cut in the Bank and Corporation Tax rate, to be phased in over two years.

         2. Proposition 98 funding for K-14 schools will be increased again, as a result of stronger revenues. Per-pupil funding for K-12 schools will reach $5,010, compared to $4,220 as recently as the 1993-94 Fiscal Year. Part of the new funding is proposed to be dedicated to the completion of the current program to reduce class size to 20 pupils in lower elementary grades, and to expand the program by one grade, so that it will cover K-3rd grade.

         3. Funding for higher education will be increased consistent with a four-year "compact" established in 1995-
96. There is not projected to be any increase in student fees at any of the three levels of the State higher education system.

         4. The 1997-98 proposed Governor's Budget assumes approximately $500 million in savings contingent upon federal action. The Budget assumes that federal law will be enacted to remove the maintenance-of-effort requirement for Supplemental Security Income (SSI) payments, thereby enabling the State to reduce grant levels pursuant to previously enacted state law ($279 million). The Governor's Budget also assumes the federal government will fund $216 million in costs of health care for illegal immigrants.

1996-97 Fiscal Year

         The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills.
The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The Department of Finance projected that, on June 30, 1997, the State's available internal borrowable (cash) resources would be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing would be needed.

         Revenues The Legislature rejected the Governor's proposed 15 percent cut in personal income taxes (to be phased over three years), but did approve a 5 percent cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year were estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. Special Fund revenues were estimated to be $13.3 billion.

         Expenditures The Budget Act contained General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures. Special Fund expenditures were budgeted at $12.6 billion.

         Subsequent Developments Following enactment of the 1996-97 Budget Act, Congress passed and, on August 22, 1996, President Clinton signed into law The Personal Responsibility and Work Opportunity Act of 1996, which made significant reforms to the current welfare system. The law provides California approximately $3.7 billion in block grant funds for Fiscal Year 1996-97. The law required states to implement new plans not later than July 1, 1997 and provided a prorated block grant effective the date of application. The California State Plan was approved November 27, 1996 to allow grant reductions to be implemented effective January 1, 1997 and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. The 1996-97 Budget Act assumed savings of approximately $660 million in health and welfare costs as a result of anticipated changes in federal law. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus, in lieu of the $660 million savings initially assumed to be saved, it is now projected that savings will total approximately $320 million.

         With the continued strong economic recovery in the State, the Department of Finance has estimated, in connection with the release of the Governor's 1997-98 Budget Proposal, that revenues for the 1996-97 Fiscal Year will exceed initial projections by about $760 million. This increase will be offset by higher expenditures for K-14 school aid (pursuant to Proposition 98) and for health and welfare costs, because federal law changes and other federal actions did not provide as much assistance to the State as was initially planned in the Budget Act. The Department's updated projections show a balance in the SFEU of $197 million, slightly lower than projected in July, 1996. The Department also projects the State's cash position will be stronger than originally estimated, with unused internal borrowable resources at June 30, 1997 of about $4.3 billion.

1995-96 Fiscal Year

         Final data for the 1995-96 Fiscal Year showed revenues and transfers of $46.1 billion, $2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to enact welfare reform during the fiscal year and to budget new aid for illegal immigrant costs, both of which had been counted on to allow reductions in State costs. The SFEU had a negative balance of about $87 million at June 30, 1996, all but eliminating the accumulated budget deficit from the early 1990's. Available internal borrowable resources (available cash, after payment of all obligations due) on June 30, 1996 was about $3.8 billion, representing a significant improvement in the State's cash position, and ending the need for deficit borrowing over the end of the fiscal year. The State's improved cash position allowed it to repay the $4.0 billion Revenue Anticipation Warrant issue on April 25, 1996, and to issue only $2.0 billion of revenue anticipation notes during the fiscal year, which matured on June 28, 1996.

Economic Overview

         California's economy is the largest among the 50 states and one of the largest in the world. The State has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors.

         After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. More than 300,000 nonfarm jobs were added in the State in 1996, while personal income grew by more than $55 billion. California's economic expansion is being fueled by strong growth in high-technology industries, including computer software, electronics manufacturing and motion picture production, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), finance and insurance.

         California's economy is approaching a major milestone in 1997 as gross state domestic product is expected to pass the $1 trillion mark. As a stand-alone economy, California's economy would rank seventh in the world, ahead of China's and behind the United Kingdom's.

         The Department of Finance, as set forth in the
1997-98 Governor's Budget estimates that personal income
will grow by 6.6 percent in 1997.  The Department also
estimates nonfarm and salary employment to increase by  2.6
percent in 1997, while housing permits are expected to rise
2.7 percent in 1997.

         The State's Employment Development Department reports that the State's unemployment rate dropped from 9.4 percent in 1993 to 8.6 percent in 1994, 7.8 percent in 1995 and 7.3 percent in 1996. This rate is still running above the national unemployment rate, which averaged 5.4 percent in 1996.

Orange County Bankruptcy

         On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Pools. The County has reported the Pools' loss at about $1.69 billion, or about 23 percent of their initial deposits of approximately 7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The county has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short-term debt using certain new revenues transferred to the County from other local governments pursuant to special legislation enacted in October 1995.

         The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities.

Litigation

         The State is presently involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Following are the more significant lawsuits pending against the State as of March
1, 1997:

         In Hayes v. Commission on State Mandates, the State is appealing an order to reimburse local school districts for special education programs. The potential liability to the State has been estimated at more than $1 billion.

         In State v. Stringfellow, the State is seeking recovery for cleanup costs of a toxic waste site presently owned by the State. Present estimates of the cleanup range from $200 million to $800 million.

         The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of 1986. The State's potential liability to all plaintiffs ranges from $1.3 billion to $1.5 billion.

         In California State Employees Association v. Wilson and Professional Engineers in California Government v. Wilson, the petitioners have challenged transfers of funds from the State Highway Account and the Motor Vehicle Account to the General Fund. The loss to the State's General Fund from both suits could be up to $608 million.

         In Just Say No To Tobacco Dough Campaign v. State of California, the petitioners challenge certain appropriations from the Cigarette and Tobacco Products Surtax Fund. If the State loses, the General Fund would be used to reimburse the Surtax Fund for approximately $166 million. Similarly, in Hathaway v. Wilson, the plaintiffs seek reimbursement to various special funds of approximately $335 million for challenged transfers and appropriations.

         In two related cases, Beno v. Sullivan and Welch v.
Anderson, concerning reductions in Aid to Families with Dependent Children (AFDC) grant payments, the State's potential liability for retroactive AFDC payments is estimated at $831 million if the plaintiffs are awarded the full amount in both cases.

         On February 19, 1997, the State Court of Appeals affirmed a judgment requiring the State to transfer approximately $900 million to the Public Employees'

Retirement System (PERS) representing deferred payments of the State's employer contribution to PERS. The State intends to seek review of the decision by the State Supreme
Court.

CONNECTICUT PORTFOLIO

         The following is based on information obtained from an Official Statement, dated January 8, 1997, relating to $260,000,000 State of Connecticut General Obligation Bonds (1997 Series C), the Report of the State Comptroller for the Fiscal Year Ended June 30, 1997, the Comptroller's Monthly Letter to the Governor dated October 1, 1997 and the Comptroller's Report: Connecticut's Economic Health - 1997.

General Fund Budgets

         1995-96 Operations The Comptroller's August 30, 1996 annual report indicated a 1995-96 General Fund surplus of $250 million. This surplus is primarily the result of higher than anticipated revenue collections of $274.1 million above original budget projections. The most significant contributor to this increase was the personal income tax for which estimates were revised upward by $182.4 million. The improved revenue results are offset somewhat by Medicaid expenditures anticipated to be higher than appropriations and costs associated with settlements in lawsuits against the State. Up to $89.5 million of the fiscal 1995-96 surplus shall be deemed to be appropriated to the Economic Recovery Fund to meet the fiscal 1996-97 debt service payments on the Economic Recovery Notes. No assurances can be given that an audit will not indicate changes in the actual 1995-96 General Fund result as reported by the Comptroller.

         1996-97 Operations The Comptroller's August 29, 1997 annual report indicated a 1996-97 General Fund surplus of over $262 million. State spending ended the year $150.3 million over budget; however, the higher than anticipated expenditures were more than offset by strong revenue receipts. State income tax receipts ended the year $261.9 million over budget despite income tax reductions that became effective during the fiscal year and total tax refunds were $91.5 million under original budget projections owing to large capital gains that reduced or eliminated anticipated refunds. $166.7 million of the fiscal 1996-97 surplus shall be deemed to be appropriated to the Economic Recovery Fund, thereby retiring the principal and interest debt on the Economic Recovery Notes. The remaining $95.9 million of the surplus has been reserved for transfer to the Budget Reserve Fund which, with these additional monies, will total $336.9 million. No assurances can be given that an audit will not indicate changes in the actual 1996-97 General Fund result as reported by the Comptroller.

         1997-98 Operations For Fiscal Year 1997-98 the adopted budget anticipates General Fund revenues of $9,342.4 million and expenditures of $9,342.25 million for a total
budget surplus of $0.15 million.   Per Section 3-115 of the
Connecticut General Statutes, the State's fiscal position is reported monthly by the Comptroller. This report compares revenues already received and expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the year.

         The Comptroller's October 1, 1997 letter indicated that General Fund expenditures for the current fiscal year are estimated to be $75.1 million higher than budgeted. However, total General Fund revenues are projected to end the year $100.4 million higher than budgeted. Therefore, the Comptroller has projected a Fiscal Year 1997-98 General Fund surplus of $25.3 million. No assurances can be given that subsequent projections will not indicate changes in the anticipated General Fund result.

Economic Overview

         Connecticut's economy has been slow to emerge from a recession that began in early 1989 and ended in late 1992. During the recovery period, Connecticut has lagged behind the nation and the New England region in economic growth, and has yet to regain its pre-recession strength. Overall the recession cost Connecticut 158,000 jobs. The manufacturing sector was particularly hard hit and the largest share of these job losses is attributable to cuts in federal defense spending. Between 1985 and 1995, Connecticut's defense procurement receipts dropped from $7.1 billion to $2.5 billion (in 1992 dollars) -- a 65 percent reduction. In that same period, manufacturing employment fell 31.2 percent.

         As of October, 1997, Connecticut had recovered almost 60 percent of its recessionary employment loss. The fastest growing private industries are services, and wholesale and retail trade. Small business is fueling much of the growth in these industries. During 1996, Connecticut added a net total of 33,000 nonfarm jobs. This is the strongest job growth performance since the end of the recession. The State's unemployment rate fell to 4.6 percent (adjusted for seasonal trends) in October of 1996; however, there are still areas of very high unemployment throughout the state, especially in the larger urban centers. The Connecticut Labor Department projects that the state will add a total of 181,500 jobs between the years 1994 and 2005, representing a 10.8 percent increase in total employment.

         It is estimated that the jobs being created in Connecticut pay 30 to 50 percent less than the jobs that were lost during the recession. Despite this, earnings have risen at a 3.3 percent annual rate since the end of the recession. Connecticut's per capita income is the highest in the nation -- 33 percent above the national average for 1995.

         Connecticut forecasts project continued moderate growth for the State's economy through 1997.

State Indebtedness

         There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the market value of its obligations or the ability of Connecticut issuers or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

         The State has established various statewide authorities and two regional water authorities, one of which has since become independent, to finance revenue-producing projects, five of which statewide authorities have the power to incur, under certain circumstances, indebtedness for which the State has contingent or, in limited cases, direct liability. In addition, recent State statutes have been enacted and implemented with respect to certain bonds issued by the City of Bridgeport for which the State has contingent liability and by the City of West Haven for which the State has direct guarantee liability.

         Connecticut has no constitutional limit on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes. In general, Connecticut has borrowed money through the issuance of general obligation bonds for the payment of which the full faith and credit of the State are pledged. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against Connecticut.

Litigation

         The State, its officers and employees, are defendants in numerous lawsuits. The Attorney General's
Office has reviewed the status of pending lawsuits and reports that an adverse decision in certain cases could materially affect the State's financial position.

NEW JERSEY PORTFOLIO

         The following is based on information obtained from an Official Statement, dated April 15, 1996, relating to $526,800,000 State of New Jersey General Obligation Bonds, Refunding Bonds (Series E) and $270,000,000 State of New Jersey General Obligation Bonds (various purpose).

Economic Climate

         New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was .49 percent and between 1990 and 1994 the growth rate accelerated to .52 percent. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by commercial agriculture.
In 1976, voters approved casino gambling for Atlantic City, and that city has again become an important State tourist attraction.

         Total personal income in New Jersey stood at $237.1 billion for 1995 and $248.0 billion for 1996. Personal income increased 4.6 percent between 1995 and 1996 but was below the national rate of 5.3 percent. New Jersey's personal income growth is projected to improve to 5.9 percent through 1997 and 5.6 percent in 1998. Historically, New Jersey's average per capita income has been well above the national average. The differential narrowed during the 1970s but widened in the 1980s. In 1996, the State ranked second among all states in per capita personal income ($31,053).

         After experiencing a boom during the mid-1980s, New
Jersey, as well as the rest of the Northeast United States, slipped into a slowdown well before the onset of the national recession, which officially began in July 1990

(according to the National Bureau of Economic Research). By the beginning of the national recession, there had already been a decline in construction activity and the growth in the service sectors and the long-term downtrend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing.

         Reflecting the downturn, the rate of unemployment in New Jersey rose from 3.6 percent during the first quarter of 1989 to a recessionary peak of 9.3 percent in 1992.
Since that time, unemployment has decreased significantly. The jobless rate averaged 6.4 percent during 1995, 6.2 percent in 1996 and 5.4 percent during the first nine months of 1997. The net number of new jobs created between January 1994 and October 1997 was 208,100. By September 1997, the State had surpassed by 11,400 jobs the previous record-high employment level of 3,706,400 set in March of 1989 just prior to the onset of the recession.

         Conditions have improved in the construction industry, where 1997 employment has risen by more than 2,800 over the previous year and is at its highest level since February 1991. When it began during the late spring of 1992, this sector's hiring rebound was driven primarily by increased homebuilding and public works projects. Nonresidential construction activity has increased in the last four years. Contract awards in this sector posted a
9.7 percent gain in 1993 and 9.8 percent in 1994. More recently, nonresidential building construction contracts increased by 9.0 percent in the first three quarters of 1995 compared with the same period in 1994. Residential construction contracts through September 1995, despite monthly fluctuations, stayed almost even with 1994 ($1,671 million in the first three quarters of 1995 versus $1,677 million in the same period of 1994). Despite a 7.2 percent decline in nonbuilding or infrastructure construction, largely due to a slowing in public construction projects, total construction contracts rose by 1.6 percent when comparing the first nine months of 1994 and 1995. Vehicle registrations issued during 1993 were up 18 percent from 1992 and rose 5.5 percent from 1993 to 1994. Registrations were down in 1995, but rose nearly 8.6 percent through 1997 and 1997.

         Another indicator of economic improvement is increased consumer spending as evidenced by rising retail sales. While overall retail sales in New Jersey grew by only 1.5 percent during 1993, they performed much better in 1994 and continued to increase, despite some fall off in the winter of 1995. Sales advanced briskly with retail receipts up 8.1 percent during 1994 compared with 1993, which was somewhat higher than the 7.8 percent growth registered nationwide. Consumer spending was sluggish during the winter months of 1995 both nationally and in the State. Statewide sales of retail stores regained momentum in May 1995 and were on a moderately upward trend through August 1995, resulting in sales growth of 3.1 percent when comparing the first eight months of 1994 with those of 1995. Retail sales have continued to rise: 3.9 percent in 1996 and a projected 5.7 percent in 1997 and 4.8 percent in 1998.
The rising trend in retail sales has translated into steady increases in retail trade jobs (both full- and part-time) and, in September and October 1995, retail employment rose by a total of 5,600 jobs.

Financial Condition

         The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

         Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The
State Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

         For the fiscal year ended June 30, 1997, the undesignated fund balances in the General Fund, in which the largest part of the financial operations of the state is accounted for, were projected to be $607.0 million and $569.2 million for fiscal year 1996. Such balance was $1.4 million for the 1992 fiscal year, $760.8 million for the 1993 fiscal year, $937.4 million for the 1994 fiscal year, and $926.0 million for the 1995 fiscal year.

         There are 567 municipalities and 21 counties in New Jersey. During 1993, 1994 and 1995 no county exceeded its statutory debt limitations or incurred a cash deficit in excess of 4 percent of its tax levy. The number of municipalities which exceeded statutory debt limits was six as of December 31, 1994. Two municipalities incurred a cash deficit greater than 4 percent of its tax levy for 1994 and 1995. No New Jersey municipality or county has defaulted on the payment of interest or principal on any outstanding debt obligation since the 1930's.

         The Local Authorities Fiscal Control Law provides for State supervision of the fiscal operations and debt issuance practices of local financing authorities. The
Local Authorities Fiscal Control law applies to all autonomous public bodies created by counties or municipalities empowered to issue bonds, impose facility or service charges, or levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.).

         As of June 30, 1994, there were 196 locally created authorities with a total outstanding capital debt of approximately $7.0 billion (figures do not include housing authorities and redevelopment agencies). This amount reflects outstanding bonds, notes, and loans payable by the authorities as of their respective fiscal years ended nearest to June 30, 1994.

Litigation

         There are a number of suits making monetary claims against the State, its agencies and employees that together if decided in favor of the complainants would significantly increase State expenditures above those anticipated. There are also individual suits that could have that effect.
Among them are suits challenging (a) amendments to the pension laws enacted on June 30, 1994; (b) the method of calculating/collecting the hospital assessment authorized by the Health Care Reform Act of 1992; (c) the constitutionality of annual A-901 hazard and solid waste licensure renewals fees collected by the Department of Environmental Protection and Energy; (d) the state's failure to provide funding to hospitals required by state law to treat all patients, regardless of ability to pay; and
(e) the State's compliance with the court order in Abbot v. Burke to close the spending gap between poor urban school districts and wealthy districts.

VIRGINIA PORTFOLIO

         The following is based on information obtained from an Official Statement, dated June 1, 1997, relating to
$152,075,000 Commonwealth of Virginia General Obligation
Bonds, Series 1997.

Economic Climate

         The Commonwealth of Virginia is the twelfth most populous state in the nation, with approximately 6,677,200 residents. In 1995, its population density was 168 persons per square mile, compared with 72 persons per square mile for the United States.

         The Commonwealth is divided into five distinct regions--a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

         The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 1996 population of 1,970,900. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications. Per capita income for the Northern Virginia portion of the Washington, D.C. metropolitan area in 1994 was $28,762.

         According to the U.S. Department of Commerce, Virginians received over $166 billion in personal income in 1996, representing an increase of 83.4 percent over 1986 and greater than the national gain of 68.9 percent for the same period. In 1996, Virginia had per capita income of $24,925, the highest of the Southeast region and greater than the national average of $24,231. Virginia's per capita income rose from 94 percent to 103 percent of the national average from 1970 to 1996. From 1986 to 1995, Virginia's 5 percent average rate of growth in personal per capita income was approximately equal to the national rate of growth. Much of Virginia's per capita income gain in the last decade has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

         More than 3.5 million residents of the Commonwealth are in the civilian labor force. Services, the largest employment sector, accounts for 28.4 percent of nonagricultural employment, and has increased 19.1 percent from 1991-1995. Manufacturing is also a significant employment sector, accounting for 13.1 percent of nonagricultural employment in 1995. The industries with the greatest manufacturing employment are transportation equipment, textiles, food processing, printing, electric and electronic equipment, apparel, chemicals, lumber and wood products and machinery. Employment in the manufacturing sector decreased 2.4 percent from 1991 to 1995.

         Virginia generally has one of the lowest unemployment rates in the nation, according to statistics published by the U.S. Department of Labor. During 1996, an average of 4.4 percent of Virginia's citizens were unemployed as compared with the national average which was
5.4 percent. During the first six months of 1997, Virginia's unemployment rate averaged 4.25 percent and in August 1997 was down to 4.1 percent.

         Virginia is one of twenty states with a Right-to-
Work Law and has a record of good labor management relations. Its favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

         Virginia is one of the least unionized of the more industrialized states. Three major reasons for this situation are the Right-to-Work Law, the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly organized in Virginia and the importance of federal civilian and military employment. Typically the percentage of nonagricultural employees who belong to unions in the Commonwealth has been approximately half the U.S. average.

Financial Condition

         The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires the Governor to ensure that expenses do not exceed total revenues anticipated plus fund balances during the period of two years and six months following the end of the General Assembly session in which the appropriations are made. An amendment to the Constitution, effective January 1, 1993, established the Revenue Stabilization Fund. The Revenue Stabilization Fund is used to offset, in part, anticipated shortfalls in revenues in years when appropriations, based on previous forecasts, exceed expected revenues in subsequent forecasts. As of June 30, 1996, $84.9 million was on deposit in the Revenue Stabilization Fund. In addition, $151.6 million of the General Fund balance on June 30, 1996 was reserved for deposit in the Revenue Stabilization Fund.

         Tax-supported debt of Virginia includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Certain bonds issued by certain authorities that are designed to be self-supporting from their individual loan programs are secured in part by a moral obligation pledge of Virginia. Virginia may fund deficiencies that may occur in debt service reserves for moral obligation debt.
To date, these authorities have not requested that the Commonwealth fund reserve deficiencies for this debt. There are also several authorities and institutions of the Commonwealth that issue debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies.

         On April 7, 1996, the 1996-98 Appropriation Act became effective. That Act appropriated $35.078 billion for the 1996-98 biennium -- approximately $1.411 billion in spending increases above the level necessary to continue FY 1996 workloads and costs. Of these increases, $107.2 million resulted from the deposits to the Revenue Stabilization Fund ($66.6 million for deposit on June 30, 1997 and an estimated $40.6 million scheduled for deposit on June 30, 1998). The remainder provided the state share of Standards of Quality for public schools, proposed increases in higher education, increased spending for adult and juvenile corrections, expansion of economic development, and mandated increases in several entitlement programs in health and human resources, primarily for Medicaid. The Act also included more than $200 million in settlement payments to federal retirees (see "Litigation" below). The Act projected over $35.258 billion in revenues, providing for an unappropriated balance surplus on June 30, 1998.

         On April 30, 1997, the Governor signed the 1997 Appropriation Act amending the 1996-98 budget. The 1997 Act included general fund spending amendments totaling about $226.1 million above the 1996-98 Appropriation Act. Of this total, $187.7 million supported operating expenses and $17.7 million was required for deposit into the Revenue Stabilization Fund. An additional $9.1 million was left unappropriated, bringing the total general fund unappropriated balance to $20.7 million on June 30, 1998.

Litigation

         The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

         In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits.

         In Harper v. Department of Taxation, commenced in 1989, federal retirees sought refunds of state income taxes during 1985-1988. In a Special Session in 1994, the General Assembly passed emergency legislation to provide payments to federal retirees in settlement of their claims for overpaid taxes. Approximately 91 percent of the retirees accepted the settlement which provided for annual payments over a five-year period, commencing March 31, 1995.

         On September 15, 1995, the Virginia Supreme Court rendered its decision in Harper, reversed the judgment of the trial court, entered final judgment in favor of the plaintiff retirees who elected not to settle, and directed that the amounts unlawfully collected be refunded with statutory interest. The total cost of refunding all Virginia income taxes paid on federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $203.2 million ($124.5 in respect of the settlement and the entire $78.7 million in respect of the judgment) has been paid, leaving $191.7 million payable in respect of the settlement--approximately $63.2 million in fiscal year 1997, $62.5 million on March 31, 1998, and (subject to appropriation) $66 million on March 31, 1999.

FLORIDA PORTFOLIO

         The following is based on information obtained from an Official Statement, dated July 1, 1997, relating to
$200,000,000 State of Florida Full Faith and Credit
Department of Transportation Right-of-Way Acquisition and
Bridge Construction Bonds, Series 1997A.

Economic Climate

         As of April 1, 1996 Florida was the fourth most populous state in the nation with an estimated population of
14.4 million. The State's average annual population growth since 1987 has been approximately 2.2 percent while the nation's average annual growth rate for the same period was approximately 1.0 percent. During this same period, Florida maintained an average growth of approximately 224,000 new residents per year.

         From 1985 through 1995 Florida's per capita income rose an average of 5.0 percent per year, while the national per capita income increased an average of 4.9 percent. The structure of Florida's income differs from that of the nation. Because Florida has a proportionally greater retiree population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits) are a relatively more important source of income. Florida's employment income in 1995 represented 60.6 percent of total personal income, while the U.S. share of total personal income in the form of wages and salaries and other labor benefits was 70.8 percent. One positive aspect of this greater diversity is that transfer payments are typically less sensitive to the business cycle than employment income, and, therefore, act as stabilizing forces in weak economic periods. From 1985 through 1995, Florida's total personal income increased by 103 percent and per capita income expanded by approximately 62.5 percent. For the U.S., total and per capita personal income increased by approximately 77.8 percent and 61.0 percent, respectively. The Southeast as a whole increased its personal income by
90.2 percent and its per capita income by approximately 68.2 percent.

         Since 1987, Florida's total employment increased by approximately 27.5 percent. Since 1987 non-agricultural job creation has increased by over 35.6 percent compared to the national average which increased by 20.2 percent over the same period. Contributing to Florida's rapid rate of growth in employment and income is international trade. Structural changes to Florida's economy have also contributed heavily to the State's strong performance. The State is now less dependent on employment from construction and construction-related manufacturing and resource based manufacturing, which have declined as a proportion of total state employment.

         Florida's service industries sector accounts for nearly 87 percent of total non-farm employment in Florida. While structurally the southeast and the nation are endowed with a greater proportion of manufacturing jobs, which tend to pay higher wages than some types of service jobs, service employment, historically, tends to be less sensitive to the business cycle. Moreover, manufacturing jobs nationwide and in the southeast are concentrated in areas such as heavy equipment, primary metals, chemicals, and textile mill products. Florida's manufacturing section has a concentration in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These types of jobs tend to be less cyclical than other forms of manufacturing. Since the beginning of the nineties Florida's manufacturing sector has kept pace with the nation at about 2.6 percent of total U.S. manufacturing. Tourism is also one of Florida's most important industries. Approximately 42.9 million people visited the State in 1995.

         Florida's dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. For example, total contract construction employment as a share of total non-farm employment reached a peak of over 10 percent in 1973. In 1980, the share was roughly 7.5 percent percent, and in 1996, the share had edged downward to nearly 5 percent. This trend is expected to continue as Florida's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for approximately 8.1 percent of total U.S. housing starts in 1996, while the State's population is 5.5 percent of the nation's population. Total housing starts were 118,400 in 1996.

         Florida's unemployment rate through much of the 1980's tracked above the national average. From 1988 to 1994, however, the unemployment rate tracked above the national average. Since 1994, the average rate of unemployment for Florida has been 5.4 percent, while the national average has been 5.5 percent. Florida's unemployment rate is projected to continue slightly below the national average through 1998.

Fiscal Matters

         In December 1992 the State legislature enacted a law whereby the projected revenue windfall will be transferred from the General Revenue Fund to a Trust Fund to defray the costs of matching funds and a wide array of expenditures related to Hurricane Andrew. The amount of the transfer will change based on revisions made by the State's Revenue Estimating Conference. The State's Revenue Estimating Conference has estimated that additional non-recurring general revenues of $159 million during fiscal year 1994-95 will be generated as a result of increased economic activity due to Hurricane Andrew.

         On November 8, 1994 a constitutional amendment was ratified by the voters which limits the growth in state revenues in a given fiscal year to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the legislature vote to raise the limit. For the first year which is fiscal year 1995-96, the limit is based on actual revenues from fiscal year 1994-95. State revenues are defined as taxes, licenses, fees, charges for services imposed by the Legislature on individuals, business or agencies outside of state government and revenue from the sale of lottery tickets.

         Florida prepares an annual budget which is formulated each year and presented to the Governor and Legislature. Under current law, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues each State fiscal Year.

         In fiscal year 1995-1996, Florida derived an estimated 66 percent of its total direct revenues from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Florida does not currently impose an individual income tax. The greatest single source of tax receipts in Florida is the sales and use tax, accounting for 69 percent of general revenue funds available. For the fiscal year which ended June 30, 1996, receipts from this source were $11,461 million, an increase of 7.4 percent from fiscal year 1994-95.

         In fiscal year 1996-97, the estimated General Revenue plus Working Capital and Budget Stabilization Funds available total $16,617.4 million, a 6.7 percent increase from fiscal year 1995-96. The $15,568.7 million in Estimated Revenues represents a 6.3 percent increase from the analogous figures in 1995-96. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $15,537.2 million unencumbered reserves at the end of 1996-97 are estimated at $1,080.0 million.

         For fiscal year 1997-98, the General Revenue plus Working Capital and Budget Stabilization Funds available total $17,553.9 million, a 5.6 percent increase over 1996-
97.  The $16,321.6 million in Estimated Revenues represent a
4.8 percent increase over the analogous figure in 1996-97. With combined General Revenue, Working Capital Fund, and Budget Stabilization Fund appropriations at $16,716.5 million, unencumbered reserves at the end of 1997-98 are estimated at $837.4 million.

         The Florida Constitution places limitations on the ad valorem taxation of real estate and tangible personal property for all county, municipal or school purposes, and for water management districts. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. The State does not levy ad valorem taxes on real property or tangible personal property. These limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. The Florida Constitution and the Florida Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to the assessed valuation of $5,000. For every person who is entitled to the foregoing exemption, the exemption is increased to a total of $25,000 of assessed valuation for taxes levied by governing bodies.

MASSACHUSETTS PORTFOLIO

         The following was obtained from an Official
Statement, dated August 6, 1997, relating to $271,280,000
General Obligation Refunding Bonds, 1997 Series B and the
Governor's Budget Recommendation for Fiscal Year 1998.

Economic Climate

         The Commonwealth of Massachusetts is a densely populated urban state with a well-educated population, comparatively high income levels, low rates of unemployment and a relatively diversified economy. According to the 1990 census, Massachusetts had a population density of 768 persons per square mile, as compared to 70.3 for the United States as a whole. It thus had the third greatest population density following Rhode Island and New Jersey. Massachusetts experienced a modest increase in population between 1980 and 1990. In 1995, the population of Massachusetts was approximately 6,074,000.

         Per capita personal income for Massachusetts residents, unadjusted for differentials in the cost of living, was $26,994 in 1995, as compared to the national average of $22,788. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts. During 1996, personal income in Massachusetts grew 5.0 percent.

         The Massachusetts service sector, which constituted
35.2 percent of the total non-agricultural work force in August 1996, is the largest sector in the Massachusetts economy. Government employment represents 12.2 percent of the Massachusetts work force. While total employment in construction, manufacturing, trade, government, services, and finance, insurance and real estate declined between 1988 and 1992, total employment in all those sectors, excluding manufacturing, has increased since 1993.

         Between 1982 and 1988, the economies of
Massachusetts and New England were among the strongest performers in the nation. Since 1989, however, both Massachusetts and New England have experienced growth rates significantly below the national average. An economic recession in 1990 and 1991 caused negative growth rates in Massachusetts and New England. In the first three quarters of 1996, the Gross State Product for Massachusetts grew at a rate of 2.9 percent, approximately the same rate as the national average. Between 1988 and 1992, total employment in Massachusetts declined 10.7 percent. In 1993, 1994, 1995 and 1996, however, total employment increased by 1.6 percent and 2.2 percent and 2.4 percent and 2.3 percent, respectively. Massachusetts' unemployment rate averaged 8.6 percent in 1992, 6.9 percent in 1993, 6.0 percent in 1994,
5.4 percent in 1995 and 4.3 percent in 1996. During the first nine months of 1997, the unemployment rate averaged
4.0 percent, nearly a full percentage point lower than the national average.

Financial Condition

         Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

         Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or (c) indirect obligations.

         Debt service expenditures of the Commonwealth in Fiscal Year 1992 totaled $898.3 million, representing a 4.7 percent decrease from Fiscal Year 1991. Debt service expenditures for Fiscal Year 1993, Fiscal Year 1994, Fiscal Year 1995 and Fiscal Year 1996 were $1.140 billion, $1.149 billion and $1.231 billion and $1.183 billion, respectively, and are projected to be $1.284 billion for Fiscal Year 1997. In January 1990, legislation was enacted which imposes a 10 percent limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts. In 1998, when the Commonwealth retires its last Fiscal Recovery Bond, the long-term debt service obligations are projected to decrease by 2 percent, or $26.24 million, from Fiscal Year 1997. Short-term debt service obligations are expected to increase to approximately $15 million in Fiscal Year 1998, as Central Artery/Tunnel Project cash flow requirements begin to outpace the inflow of federal revenues. The Commonwealth will fund this interim cash shortfall with Grant Anticipation Notes to be paid back as federal reimbursements are received.

         In Fiscal Year 1990, Massachusetts had a GAAP basis budget deficit of nearly $1.9 billion. That deficit margin steadily decreased and in 1995, the Commonwealth ended the year with a GAAP basis budget surplus of $287.4 million. In 1996, the GAAP basis budget surplus was $709.2 million and the statutory basis surplus was $1.1 billion.

         In Fiscal Year 1996, the Commonwealth Stabilization Fund was funded to its statutory limit of $543.3 million.
An additional $232 million was available for deposit into the Fund but, because it had reached its statutory ceiling, these funds flowed into the Tax Reduction Fund, triggering a $150 million income tax cut for Tax Year 1996 and an $84 million tax cut for Tax Year 1997.

         Preliminary results indicate that Fiscal Year 1997 tax collections totaled approximately $12.861 billion, an increase of approximately $812 million, or 6.7 percent, over Fiscal Year 1996 and approximately $354 million higher than previous official estimates. Total 1997 revenues are estimated to have been approximately $17.918 billion. Projected total Fiscal Year 1997 expenditures are approximately $17.735 billion, including $212.8 million in supplemental spending requests filed by the Governor. Under these spending and revenue estimates, approximately $241 million would be transferred to the Commonwealth Stabilization Fund on account of Fiscal Year 1997, bringing its balance to approximately $804.3 million, and $160.7 million would be transferred to a newly established capital projects fund.

         The Fiscal Year 1998 budget, approved on July 10, 1997, is based on a consensus revenue forecast of $12.85 billion which, according to preliminary results, is equivalent to the amount of actual tax receipts for Fiscal Year 1997. On July 30, 1997, the Executive Office revised the Fiscal Year 1998 tax forecast to $13.06 billion and filed legislation that would reduce the tax rate on certain income. The Executive Office estimates the cost of this tax cut at $196 million in 1998, $587 million in 1999, $985 million in 2000 and $1.229 billion in 2001, at which time the rate reduction would be fully implemented. The Fiscal Year 1998 budget provides for total appropriations of approximately $18.4 billion, a 3.3 percent increase over Fiscal Year 1997 expenditures. Governor Weld vetoed or reduced appropriations totaling $3.3 million.

         In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5 percent of the full and fair cash value of real estate and personal property therein and (ii) 2.5 percent over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5 percent of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. the law contains certain override provisions and, in addition, permits certain debt servicings and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election.

         During the 1980's, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In Fiscal Year 1997, approximately
19.9 percent of Massachusetts' budget is estimated to have been allocated to Local Aid. Direct Local Aid increased from $2.359 billion in Fiscal Year 1992 to $2.547 billion in Fiscal Year 1993, to $2.727 billion in Fiscal Year 1994 and to $2.976 billion in Fiscal Year 1995. Fiscal Year 1996 expenditures for direct Local Aid were $3.246 billion, a 9.1 percent increase over 1995. It is estimated that Fiscal Year 1997 expenditures for Local Aid will be $3.534 billion, which is an increase of approximately 8.9 percent above the Fiscal Year 1996 level. In addition to direct Local Aid, Massachusetts provides substantial indirect aid to local governments.

         In November 1990 voters approved a petition which regulates the distribution of Local Aid by requiring, subject to appropriation, distribution to cities and towns of no less than 40 percent of collection from personal income taxes, sales and use taxes, corporate excise taxes, and Lottery Fund proceeds. The Local Aid distribution to each city or town would equal no less than 100 percent of the total Local Aid received for Fiscal Year 1989. Distributions in excess of Fiscal Year 1989 levels would be based on new formulas that would replace the current Local Aid distribution formulas. By their terms, the new formulas would have called for a substantial increase in direct Local Aid in Fiscal Year 1992, and would call for such an increase in Fiscal Year 1993 and in subsequent years. However, Local Aid payments expressly remain subject to annual appropriation, and appropriations for Local Aid in Fiscal Years 1992 through 1997 did not meet the levels set forth in the initiative law.

         During Fiscal Years 1993, 1994, 1995 and 1996,
Medicaid expenditures of the Commonwealth were $3.151 billion, $3.313 billion, $3.898 billion and $3.416 billion, respectively. The average annual growth rate from Fiscal

Year 1992 to Fiscal Year 1996 was 3.9 percent, compared to an average annual growth rate of approximately 17 percent between Fiscal Year 1987 and Fiscal Year 1991. The
Executive Office for administration and finance estimates that Fiscal Year 1997 Medicaid expenditures will be approximately $3.394 billion. Factoring out one-time payments in Fiscal Year 1996 to settle bills from hospitals and nursing homes dating back to the 1980's, and adjusting for a change in the account structure of the Medicaid program, Medicaid expenditures are projected to remain flat from Fiscal Year 1996 to Fiscal Year 1997. The decrease in the rate of growth is due to a number of savings and cost control initiatives that the Division of Medical Assistance continues to implement and refine, including managed care, utilization review and the identification of third party liabilities.


________________________________________________________________

                     INVESTMENT RESTRICTIONS
________________________________________________________________

         Unless specified to the contrary, and except with respect to paragraph number 1 below, which does not set forth a "fundamental" policy of the Florida Portfolio, the following restrictions apply to each Portfolio (except the Massachusetts Portfolio) and are fundamental policies which may not be changed with respect to each Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any Portfolio (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of that restriction.

         A Portfolio (applies to all Portfolios except the Massachusetts Portfolio):

         1.   May not purchase any security which has a maturity
              date more than one year* (397 days in the case of
              the New Jersey and Virginia Portfolios) from the
              date of such Portfolio's purchase;
____________________

* Which maturity, pursuant to Rule 2a-7, may extend to 397 days.

         2. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 4 and 5 below, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         3. May not invest more than 25% of its total assets in municipal securities (a) whose issuers are located in the same state, or (b) the interest upon which is paid from revenues of similar-type projects, except that subsection (a) of this restriction 3 applies only to the General Portfolio;

         4. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of its total assets (50% in the case of the New York Portfolio, the California Portfolio, the Connecticut Portfolio, the New Jersey Portfolio, the Virginia Portfolio and the Florida Portfolio), (i) the General Portfolio may invest not more than 10% of such total assets in the securities of any one issuer and (ii) each of the New York, California, Connecticut, New Jersey, Virginia, Florida Portfolios may invest in the securities of as few as four issuers (provided that no more than 25% of the respective Portfolio's total assets are invested in the securities of any one issuer). For purposes of such 5% and 10% limitations, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;**

         5. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S.
              Government, its agencies or instrumentalities;

         6. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of a Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and such Portfolio will not purchase any investment while any such borrowings exist;

         7. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 6. To meet the requirements of regulations in certain states, a Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 10% of its total assets, valued at market, so long as shares of such Portfolio are being sold in those states;

         8. May not make loans of money or securities except by the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         9. May not enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of a Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments,*** or (ii) with a particular
____________________

** To the extent that these restrictions are more permissive than the provisions of Rule 2a-7 as it may be amended from time to time, the Portfolio will comply with the more restrictive provisions of Rule 2a-7.

*** As a matter of operating policy, each Portfolio will limit its investment in illiquid securities to 10% of its net assets.

              vendor if immediately thereafter more than 5% of such Portfolio's assets would be committed to repurchase agreements entered into with such vendor; or

         10. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; (d) purchase any restricted securities or securities on margin;
              (e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of a Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuer if those officers and trustees of the Fund and officers and directors of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or
              (h) act as an underwriter of securities.

MASSACHUSETTS PORTFOLIO

         THE FOLLOWING RESTRICTIONS ARE FUNDAMENTAL POLICIES OF
THE MASSACHUSETTS PORTFOLIO:

         The Portfolio:

         1. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         2. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

         3. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

         4. May not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         5. May not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; and

         6.   May not act as an underwriter of securities.

         NON-FUNDAMENTAL POLICIES (MASSACHUSETTS PORTFOLIO)

         The following policies are not fundamental and may be changed by the Trustees without shareholder approval. The
Portfolio:

         1. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that with respect to 50% of the Portfolio's total assets the Portfolio may invest in the securities of as few as four issuers (provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer). For purposes of this limitation, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

         2. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         3. May not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

         4. May not enter into repurchase agreements not terminable within seven days if, as a result thereof, more than 10% of the Fund's net assets would be committed to such repurchase agreements;

         5.   May not purchase any securities on margin;

         6. May not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

         7. May not invest more than 10% of its net assets in illiquid securities.

________________________________________________________________

                           MANAGEMENT
________________________________________________________________

Trustees and Officers

         The Trustees and principal officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, N.Y.
10105. Those Trustees whose names are followed by a footnote are "interested persons" of the Trust as defined under the Act. Each Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser.

Trustees

         DAVE H. WILLIAMS,**** 65, Chairman, is Chairman of the
Board of Directors of Alliance Capital Management Corporation




____________________

****   An "interested person" of the Fund as defined in the Act.

("ACMC")***** sole general partner of the Adviser with which he has been associated since prior to 1992.

         JOHN D. CARIFA,****** 52, is the President, Chief
Operating Officer, and a Director of ACMC with which he has been associated since prior to 1992.

         SAM Y. CROSS, 70, was, since prior to December 1992, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021.

         CHARLES H. P. DUELL, 59, is President of Middleton Place Foundation with which he has been associated since prior to 1992. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 65, is an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1992. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

         DONALD J. ROBINSON, 63, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm. He was a Trustee of the Museum of the City of New
York from 1977 to 1995.  His address is 666 Fifth Avenue, 19th
Floor, New York, New York 10103.

         DAVID K. STORRS, 53, is President and Chief Executive Officer of Alternative Investment Group, LLC (a venture capital firm). He was formerly President of The Common Fund (investment management for educational institutions) with which he had been associated since prior to 1992. His address is 65 South Gate Lane, Southport, Connecticut 06490.

         SHELBY WHITE, 59, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York 10022.
____________________

***** For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

****** An "interested person" of the Fund as defined in the Act.

Officers

         RONALD M. WHITEHILL - President, 59, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since 1993.
Previously, he was Senior Vice President and Managing Director of
Reserve Fund since prior to 1992.

         KATHLEEN A. CORBET - Senior Vice President, 37, is an
Executive Vice President of ACMC. Prior thereto, she was employed by Equitable Capital since prior to 1992.

         DREW BIEGEL - Senior Vice President, 46, is a Vice president of ACMC with which he has been associated since prior to 1992.

         JOHN R. BONCZEK - Senior Vice President, 37, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         ROBERT I. KURZWEIL - Senior Vice President, 46, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1992.

         WAYNE D. LYSKI - Senior Vice President, 56, is an
Executive Vice President of ACMC with which he has been associated since prior to 1992.

         WILLIAM E. OLIVER - Senior Vice President, 48, is a
Senior Vice President of ACMC with which he has been associated since prior to 1992.

         PATRICIA NETTER - Senior Vice President, 46, is a Vice
President of ACMC with which she has been associated since prior to 1992.

         DORIS T. CILIBERTI - Vice President, 33, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1992.

         FRANCIS M DUNN - Vice President, 27, is an
Administrative Officer of ACMC with which she has been associated since prior to 1992.

         WILLIAM J. FAGAN - Vice President, 35, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1992.

         JOSEPH R. LASPINA - Vice President, 37, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1992.

         LINDA D. NEIL - Vice President, 37, is an Assistant Vice
President of ACMC with which she has been associated since August
1993.  Previously, she was an Associate Director of The Reserve
Fund since prior to 1992.

         RAYMOND J. PAPERA - Vice President, 41, is a Senior Vice
President of ACMC with which he has been associated since prior to 1992.

         EDMUND P. BERGAN, Jr. - Secretary, 47, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
with which he has been associated since prior to 1992.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
47, is a Senior Vice President of Alliance Fund Services, Inc.
and Alliance Fund Distributors, Inc. with which he has been associated since prior to 1992.

         VINCENT S. NOTO - Controller, 32, is an Assistant Vice
President of Alliance Fund Services, Inc. with which he has been associated since prior to 1992.

         As of October 15, 1997, the Trustees and officers as a group owned less than 1% of the shares of each Portfolio.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1997, the aggregate compensation paid to each of the Trustees during calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                              Total Number   Total Number
                                              of Funds in    of Investment
                                              the Alliance   Portfolios Within
                                              Fund Complex,  the Funds,
                               Compensation   Including the  Including the
                               from the       Fund, as to    Fund, as to
                               Alliance Fund  which the      which the
Name of          Aggregate     Complex,       Trustee is a   Trustee is a
Trustee          Compensation  Including the  Director or    Director or
of the Fund      From the Fund Fund           Trustee        Trustee
___________      _____________ ______________ _____________  _______________

Dave H. Williams        $-0-        $-0-            6               15
John D. Carifa          $-0-        $-0-            52             114
Sam Y. Cross            $4,516      $ 12,000        3               12
Charles H.P. Duell      $4,516      $ 12,000        3               12
William H. Foulk, Jr.   $6,466      $144,250        34              70
Elizabeth J. McCormack  $3,769      $  9,750        3               12
Donald J. Robinson      $-0-        $137,250        42             102
David K. Storrs         $3,128      $ 12,000        3               12
Shelby White            $3,128      $ 12,000        3               12

         On August 11, 1997, Elizabeth J. McCormack resigned as a
Trustee.

         On September 8, 1997, Donald J. Robinson was elected as a Trustee.

The Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1997 of more than $217 billion (of which more than $81 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of September 30, 1997, the Adviser was an investment manager of employee benefit fund assets for 28 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,500 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, Istanbul, London,

Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 54 registered investment companies comprising more than 116 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.
         AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each Portfolio of the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, with management supervision and assistance and office facilities. Under the Advisory Agreement, each of the Portfolios pays an advisory fee at the annual rate of .50 of 1% up to $1.25 billion of the average daily value of its net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and
 .45 of 1% of the average daily net assets of the respective Portfolio in excess of $3 billion. The fee is accrued daily and paid monthly. The Adviser will reimburse a Portfolio to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year.

         For the fiscal years ended June 30, 1995, 1996 and 1997, the Adviser received from the General Portfolio, an advisory fee of $5,696,283, $6,072,814 and $5,913,456, respectively.

         For the fiscal years ended June 30, 1995, 1996 and 1997, the Adviser received from the New York Portfolio an advisory fee of $699,193, $1,172,532 and $1,449,300, respectively, net of voluntary expense reimbursements for expenses exceeding .85 of 1% of the average daily net assets.

         For the fiscal years ended June 30, 1995, 1996 and 1997, the Adviser received from the California Portfolio an advisory fee of $1,128,198, $1,419,915 and $1,763,920, respectively.

         For the fiscal years ended June 30, 1995, 1996 and 1997, the Adviser received from the Connecticut Portfolio an advisory fee of $126,013, $209,039 and $303,685, respectively, net of voluntary expense reimbursements for expenses exceeding .80 of 1% of its average daily net assets.

         For the fiscal year ended June 30, 1995, the Adviser received from the New Jersey Portfolio an advisory fee of $30,390 net of voluntary expense reimbursements for expenses exceeding
 .70 of 1% of its average daily net assets for the period July 1, 1994 to February 28, 1995 and from March 1, 1995 to June 30, 1995 for expenses exceeding .80 of 1% of its average daily net assets. For the fiscal year ended June 30, 1996, the Adviser received from the New Jersey Portfolio an advisory fee of $206,856 net of voluntary expense reimbursements for expenses exceeding .80 of 1% of its average daily net assets for the period July 1, 1995 to March 3, 1996 and from March 4, 1996 to June 30, 1996 for expenses exceeding .85 of 1% of its average daily net assets.
For the fiscal year ended June 30, 1997, the Adviser received from the New Jersey Portfolio an advisory fee of $2,157,730 net of voluntary expense reimbursements for expenses exceeding .85 of 1% of its average daily net assets.

         For the period October 25, 1994 (commencement of operations) to June 30, 1995 the Adviser received no advisory fee from the Virginia Portfolio because of voluntary expense reimbursements for the period October 25, 1994 for all expenses, for the period October 25, 1994 to May 8, 1995 for expenses exceeding .40 of 1% of the average daily net assets, for the period May 9, 1995 to May 31, 1995 for expenses exceeding .50 of 1% of the average daily net assets and for the period June 1, 1995 to June 30, 1995 for expenses exceeding .60 of 1% of the average daily net assets. For the fiscal year ended June 30, 1996, the Adviser received from the Virginia Portfolio an advisory fee of $187,282 net of voluntary expense reimbursements for the period July 1, 1995 to July 9, 1995 for expenses exceeding .60 of 1% of the average daily net assets, for the period July 10, 1995 to September 17, 1995 for expenses exceeding
 .70 of 1% of the average daily net assets and for the period September 18, 1995 to June 30, 1996 for expenses exceeding .80 of 1% of the average daily net assets. For the fiscal year ended June 30, 1997 the Adviser received from the Virginia Portfolio an advisory fee of $216,994 net of voluntary expense reimbursements for expenses exceeding .80 of 1% of the average daily net assets.

         For the period July 28, 1995 (commencement of operations) to June 30, 1996, the Adviser received no advisory fee from the Florida Portfolio because of voluntary expense reimbursements for the period July 28, 1995 to September 10, 1995 for all expenses, for the period September 11, 1995 to October 22, 1995 for expenses exceeding .20 of 1% of the average daily net assets, for the period October 23, 1995 to January 2, 1996 for expenses exceeding .40 of 1% of the average daily net assets, for the period January 3, 1996 to March 3, 1996 for expenses exceeding .60 of 1% of the average daily net assets and for the period March 4, 1996 to June 30, 1996 for expenses exceeding .65 of 1% of the average daily net assets. For the fiscal year ended June 30, 1997, the Adviser received from the Florida Portfolio an advisory fee of $158,755 net of voluntary expense reimbursements for the period from July 1, 1996 to May 31, 1997 for expenses exceeding .65 of 1% of the average daily net assets and from June 1, 1997 to June 30, 1997 for expenses exceeding .70 of 1% of the average daily net assets.

         For the period April 17, 1997 (commencement of operations) to June 30, 1997, the Adviser received no advisory fee from the Massachusetts Portfolio because of voluntary expense reimbursements for expenses exceeding .50 of 1% of the average daily net assets.

         In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting, administrative and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Fund's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates; if so done, the services are provided to the Fund at cost and the payments therefore must be specifically approved in advance by the Fund's Trustees. In respect of the Adviser's services to the Portfolios for the fiscal years ended June 30, 1995, 1996 and 1997, the Adviser received $112,500, $109,000 and
$98,000 respectively, from the General Portfolio; $93,400, $95,000 and $94,000 respectively, from the New York Portfolio; $94,100, $95,500 and $94,000 respectively, from the California Portfolio; $91,700, $92,500 and $91,000 respectively, from the Connecticut Portfolio; $91,500, $92,500 and $91,000,
respectively, from the New Jersey Portfolio. For the fiscal period October 25, 1994 (commencement of operations) to June 30, 1995 and for the fiscal years ended June 30, 1996 and 1997, the Adviser received $47,000, $92,500 and $91,000, respectively from the Virginia Portfolio. For the period July 28, 1995 (commencement of operations) to June 30, 1996 and for the fiscal year ended June 30, 1997 the Adviser received $46,000 and $92,000, respectively, from the Florida Portfolio. For the fiscal period April 17, 1997 (commencement of operations) to June 30, 1997, the Adviser agreed to waive its fee for such services from the Massachusetts Portfolio.

         The Fund has made arrangements with certain broker-dealers whose customers are Fund shareholders pursuant to which the broker-dealers perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses the broker-dealers at cost for personnel expenses involved in providing the services. All such reimbursements must be approved by the Fund's Trustees. For the fiscal years ended June 30, 1995, 1996 and 1997, broker-dealers were reimbursed $360,255, $462,107 and $475,088, respectively, by the General Portfolio; $33,165, $84,873 and $90,961, respectively, by the New York Portfolio; $83,891, $94,952 and $127,710, respectively, by the California Portfolio; $21,142, $31,442 and $41,129, respectively, by the Connecticut Portfolio; $4,864, $10,091 and $17,464, respectively, by the New Jersey Portfolio; for the period October 25, 1994 (commencement of operations) to June 30, 1995 and for the fiscal years ended June 30, 1996 and 1997, $26,560, $65,803 and $77,407 by the Virginia Portfolio; and for the period July 28, 1995 (commencement of operations) to June 30, 1996 and for the fiscal year ended June 30, 1997, $52,469 and $91,365, respectively, by the Florida Portfolio. For the fiscal period April 17, 1997 (commencement of operations) to June 30, 1997, brokers were reimbursed $8,505 by the Massachusetts Portfolio.

         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 1998 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 16, 1997.

         The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Agreement, or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 adopted by the Securities and Exchange Commission under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"). Pursuant to the Plan, the Fund pays to the Adviser a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Adviser makes payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by the Fund. The Agreement became effective on May 1, 1985.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor and Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders.

         During the fiscal year ended June 30, 1997, the General Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $2,956,728 which constituted .25 of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $3,030,202. Of the $5,986,930 paid by the General Portfolio and the Adviser under the Agreement, $37,000 was spent on the printing and mailing of prospectuses for persons other than current shareholders and $5,949,930 for compensation to dealers.

         During the fiscal year ended June 30, 1997 the New York Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $550,183 which constituted .15 of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $1,385,939. Of the $1,936,122 paid by the New York Portfolio and the Adviser under the Agreement, $20,000 was spent on the printing and mailing of prospectuses for persons other than current shareholders and $1,916,122 for compensation to dealers.

         During the fiscal year ended June 30, 1997 the California Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $777,486 which constituted .22 of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $925,574. Of the $1,703,060 paid by the California Portfolio and the Adviser under the Agreement, $19,000 was spent on the printing and mailing of prospectuses for persons other than current shareholders and $1,684,060 for compensation to dealers.

         During the fiscal year ended June 30, 1997, the Connecticut Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $153,400 which constituted .15 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $387,673. Of the $541,073 paid by the Connecticut Portfolio and the Adviser under the Agreement, $6,000 was spent on printing and mailing of prospectuses for persons other than current shareholders and $535,073 for compensation of dealers.

         During the fiscal year ended June 30, 1997, the New Jersey Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $177,422 which constituted .15 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $468,670. Of the $646,092 paid by the New Jersey Portfolio and the Adviser under the Agreement, $12,000 was spent on printing and mailing of prospectuses for persons other than current shareholders and $634,092 for compensation of dealers.

         During the fiscal year ended June 30, 1997, the Virginia Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $129,198 which constituted .15 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $293,534. Of the $422,732 paid by the Virginia Portfolio and the Adviser under the Agreement, $12,000 was spent on printing and mailing of prospectuses for persons other than current shareholders and $410,732 for compensation of dealers.

         For the fiscal year end June 30, 1997 the Florida Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $160,143 which constituted .15 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $450,735. Of the $610,878 paid by the Florida Portfolio and the Adviser under the Agreement, $9,000 was spent on printing and mailing of prospectuses for persons other than current shareholders and $601,878 for compensation of dealers.

         For the period April 17, 1997 (commencement of operations) to June 30, 1997, the Massachusetts Portfolio made no payment to the Adviser for expenditures under the Agreement, and the Adviser made payments from its own resources as described above aggregating $8,586. Of the $8,586 paid by the Adviser under the Agreement, all was spent for compensation of dealers.

         The administrative and accounting services provided by broker-dealers, depository institutions and other financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement for the Fund became effective on July 22, 1992. Continuance of the Agreement until June 30, 1998 was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 16, 1997. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Adviser. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than 60 days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Adviser and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.
________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
________________________________________________________________

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Accounts Not Maintained Through Financial Intermediaries

Opening Accounts New Investments

         A. When Funds are Sent by Wire (the wire method permits immediate credit)

              1) Telephone the Fund toll-free at (800) 824-1916. The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

              2)   Instruct your bank to wire Federal funds
                   (minimum $1,000) exactly as follows:

                   ABA 0110 00028
                   State Street Bank and Trust Company
                   Boston, MA  02101
                   Alliance Municipal Trust
                   DDA  9903-279-9

              Your account name as registered with the Fund
              Your account number as registered with the Fund

              3)   Mail a completed Application Form to:

                   Alliance Fund Services, Inc.
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         B.   When Funds are Sent by Check

              1)   Fill out an Application Form.

              2) Mail the completed Application Form along with your check or negotiable bank draft (minimum
                   $1,000), payable to "Alliance Municipal
                   Trust," to Alliance Fund Services, Inc. as in
                   A(3) above.

Subsequent Investments

         A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.

         B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Municipal Trust," to Alliance Fund Services,
Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

         A.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) between 9:00 a.m. and 5:00 p.m. (New York time) via orders given to Alliance Fund Services, Inc. by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by Alliance Fund Services, Inc. prior to 12:00 Noon (New York time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by Alliance Fund Services, Inc. after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this statement of additional information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         B.   By Checkwriting

         With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the

Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There is currently a $7.50 charge for check reorders.

         The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

         C.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096- 1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

________________________________________________________________

                     ADDITIONAL INFORMATION
________________________________________________________________

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AFS at (800) 221-5672.

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank and Trust Company ("State Street Bank"). Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. For example, the Fund's Distributor accepts purchase orders from its customers up to 2:15 p.m. (New York time) for issuance at the 4:00 p.m. transaction time and price.
A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at (800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day;

if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank.
On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Securities and Exchange Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned.

________________________________________________________________

       DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
________________________________________________________________

         All net income of each Portfolio is determined after the close of each business day, currently 4:00 p.m. New York time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         A Portfolio's net income consists of all accrued interest income on Portfolio assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in a Portfolio's net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses are expected to be relatively small.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments which, at the time of investment, have remaining maturities of no more than one year (which maturities may extend to 397 days), and invests only in securities of high quality. The Fund follows Rule 2a-7 with respect to the determination of maturity of its instruments. Pursuant to Rule 2a-7 the Fund currently treats a municipal security which has a variable or floating rate of interest as having a maturity equal to the longer of either the period, if any, remaining until the interest rate is next scheduled to be readjusted or the period remaining until the principal amount can be recovered by exercising the security's demand feature. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation as to any Portfolio exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the affected Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares of that Portfolio; or (3) establishing a net asset value per share of that Portfolio by using available market quotations or equivalents.

         The net asset value of the shares of each Portfolio is determined each business day (and on such other days as the Trustees deem necessary) at 12:00 Noon and 4:00 p.m. New York time. The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

________________________________________________________________

                              TAXES
________________________________________________________________

Federal Income Tax Considerations

         Each of the Fund's Portfolios has qualified for each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its net income and capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund generally are not subject to Federal income tax. See, however, "Investment Objectives and Policies - Alternative Minimum Tax" above.

         Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year near calendar year-end, although such distributions may be made more frequently if necessary in order to maintain a Portfolio's net asset value at $1.00 per share.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio of the Fund is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Code) should consult their tax advisers before purchasing shares of any Portfolio.

         Substantially all of the dividends paid by each Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

State Income Tax Considerations

         General Portfolio.  Shareholders of the General
Portfolio may be subject to state and local taxes on distributions from the General Portfolio, including distributions which are exempt from Federal income taxes. Each investor should consult his own tax adviser to determine the tax status of distributions from the General Portfolio in his particular state and locality.

         New York Portfolio. Shareholders of the New York Portfolio who are individual residents of New York are not subject to the New York State or New York City personal income taxes on distributions from the New York Portfolio which are designated as derived from municipal securities issued by the State of New York or its political subdivisions. Distributions from the New York Portfolio are, however, subject to the New York Corporate Franchise Tax payable by corporate shareholders.

         California Portfolio. Shareholders of the California Portfolio who are individual residents of California are not subject to the California personal income tax on distributions from the California Portfolio which are designated as derived from municipal securities issued by the State of California or its political subdivisions. Distributions from the California Portfolio are, however, subject to the California Corporate Franchise Tax payable by corporate shareholders.


    Connecticut Portfolio. Shareholders of the Connecticut Portfolio who are individual residents of Connecticut are not subject to Connecticut personal income taxes on distributions from the Connecticut Portfolio which are designated as derived from municipal securities issued by the State of Connecticut or its political subdivisions. Distributions from the Connecticut Portfolio are, however, subject to the Connecticut Corporation Business Tax payable by corporate shareholders.

         New Jersey Portfolio. Shareholders of the Portfolio who are individual residents of New Jersey are not subject to the New Jersey personal income tax on distributions from the Portfolio which are designated as derived from municipal securities issued by the State of New Jersey or its political subdivisions. Distributions from the Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax and the New Jersey Corporation Income Tax payable by corporate shareholders.

         Virginia Portfolio.  Shareholders of the Virginia
Portfolio who are individual residents of Virginia are not subject to the Virginia personal income tax on distributions from the Portfolio which are designated as derived from municipal securities issued by the Commonwealth of Virginia or its political subdivisions.

         Florida Portfolio. Dividends paid by the Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposed an "intangible tax" at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government Securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Portfolio's shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Portfolio must, among other things, have its entire portfolio invested in U.S. Government Securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

         Massachusetts Portfolio. Individual and other noncorporate shareholders of the Portfolio will not be subject to Massachusetts personal income tax on distributions by the Portfolio to the extent such distributions are derived from interest on Massachusetts obligations. Further, such shareholders will not be subject to Massachusetts personal income tax on long-term capital gains distributions made by the Portfolio to the extent such distributions are derived from gains on Massachusetts municipal obligations which were issued under specific legislation exempting gain on such obligations from Massachusetts personal income taxation. Distributions by the Portfolio will not be excluded from the net income of corporations and shares of the Portfolio will not be excluded from the net worth of intangible property corporations in determining the Massachusetts excise tax on corporations. Shares of the Portfolio will not be subject to Massachusetts local property taxes.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

         Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 1995, 1996 and 1997, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Investment Company Act of 1940 and the law of the Commonwealth of Massachusetts. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.

         At October 15, 1997, there were 2,518,506,352 shares of beneficial interest of the Fund outstanding. Of this amount 1,164,994,094 were for the General Portfolio; 461,114,803 were for the New York Portfolio; 399,745,302 were for the California Portfolio; 113,371,693 were for the Connecticut Portfolio; 144,273,375 were for the New Jersey Portfolio; 103,062,763 were for the Virginia Portfolio; 104,302,840 were for the Florida Portfolio and 27,641,482 were for the Massachusetts Portfolio. To the knowledge of the Fund the following persons owned of record and beneficially, 5% or more of the outstanding shares of the indicated Portfolio as of October 15, 1997.

                                  No. of             % of
Name and Address                  Shares             Class

General Portfolio

Ragen Mackenzie Incorporated      78,987,740         6%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
999 3rd Ave Suite 4300
Seattle, WA  98104-4081


New York Portfolio

Mitchell Jacobson                 26,044,714         5%
c/o Jacobson Family Investment
LLC
308 East 72nd Street STE 15C
New York, NY  10021-4703

Majorie Gershwind                 25,453,260         5%
c/o Jacobson Family Invest LLC
308 East 72nd Street STE 15C
New York, NY  10021-4703

U.S. Clearing Corp/Omnibus Acct   36,234,875         7%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801

California Portfolio

Stone & Youngberg                 49,640,152         12%
As Agent Omnibus A/C for
Exclusive Benefit of Customers
50 California St 35th Floor
San Francisco, CA  94111-4624

U.S. Clearing Corp/Omnibus Acct   30,732,853         7%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801


Connecticut Portfolio

Steven J. Gilbert                 5,762,804          5%
785 Smith Ridge Road
New Canaan, CT  06840-3228

U.S. Clearing Corp/Omnibus Acct   13,594,832         11%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801


New Jersey Portfolio

Leon M. Pollack                   8,412,239          5%
1 Central Park West Apt 46C
New York, NY  10023-7703

U.S. Clearing Corp/Omnibus Acct   13,625,508         9%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801


Virginia Portfolio

Davenport & Co of Virginia Inc    74,778,543         72%
As Agent Omnibus A/C for Exclusive
Benefit of Customers
One James Center
901 E. Cary Street
Richmond, VA  23219-4057

U.S. Clearing Corp/Omnibus Acct   6,132,219          5%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801

Florida Portfolio

U.S. Clearing Corp/Omnibus Acct   58,870,069         56%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801

Massachusetts Portfolio

Pamela M. Nolan                   1,803,699          6%
40 Highland Avenue
Lexington, MA  02173-5634

U.S. Clearing Corp/Omnibus Acct   6,290,269          22%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801

Amy L. Davis                      1,465,556          5%
42 Carlisle Road
Acton, MA  01720-4916

Walter L. Suydam Acct #4          2,685,003          9%
59 Harbor Avenue
Marblehead, MA  01945-3626

         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel, New York, New
York, counsel for the Fund and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Accountants. An opinion relating to each Portfolio's financial statements is given herein by McGladrey & Pullen, LLP, New York, New York, independent auditors for the Fund.

         Yield Quotations. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. The daily dividends for the seven days ended June 30, 1997 for the General, New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios amounted to an annualized yield, after expense reimbursement, of 3.20%, 3.19%, 3.08%, 3.05%, 3.14%, 3.41%, 3.41% and 3.71%, respectively, equivalent to 3.25%,
3.24%, 3.13%, 3.10%, 3.19%, 3.47%, 3.47% and 3.78%, respectively, when adjusted for the Fund's daily compounding. Absent expense reimbursement, the annualized yield for this period for the New York Portfolio would have been 3.00%, equivalent to an effective yield of 3.05%. Absent expense reimbursement, the annualized yield for this period for the California Portfolio would have been 3.05%, equivalent to an effective yield of 3.10%. Absent expense reimbursement, the annualized yield for this period for the Connecticut Portfolio would have been 2.75%, equivalent to an effective yield of 2.80%. Absent expense reimbursement, the annualized yield for this period for the New Jersey Portfolio would have been 2.87%, equivalent to an effective yield of 2.92%. Absent expense reimbursement, the annualized yield for this period for the Virginia Portfolio would have been 3.06%, equivalent to an effective yield of 3.12%. Absent expense reimbursement, the annualized yield for this period for the Florida Portfolio would have been 2.96%, equivalent to an effective yield of 3.02%. Absent expense reimbursement, the annualized yield for this period for the Massachusetts Portfolio would have been 1.22%, equivalent to an effective yield of 1.29%.

         Yield quotations for a Portfolio are thus determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A

Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula:

     effective yield = [(base period return + 1) 365/7] - 1.

         Depending on an investor's tax bracket, an investor may earn a substantially higher after-tax return from the Fund than from comparable investments the income from which is taxable.
For example, the yield for the week ended June 30, 1997 (after the expense reimbursements described above) for the General Portfolio was 3.20%; for the New York Portfolio, 3.19%; for the California Portfolio, 3.08%; for the Connecticut Portfolio, 3.05%; for the New Jersey Portfolio, 3.14%; for the Virginia Portfolio, 3.41%; for the Florida Portfolio, 3.41% and for the Massachusetts Portfolio, 3.71%. The corresponding tax equivalent yield, however, for such period for the General Portfolio was 5.29%; for the New York Portfolio, 5.66%, computed without taking into account the effects of New York City income taxes, and 5.95%, computed assuming the effects of New York City income taxes; for the California Portfolio, 5.72%; for the Connecticut Portfolio, 5.28%; for the New Jersey Portfolio, 5.54%; for the Virginia Portfolio, 5.98%; for the Florida Portfolio, 5.64% and for the Massachusetts Portfolio, 6.97%. The corresponding tax equivalent effective yield for such period for the General Portfolio was 5.37%; for the New York Portfolio, 5.75%, computed without taking into account the effects of New York City income taxes, and 6.04%, computed assuming the effects of New York City income taxes; for the California Portfolio, 5.81%; for the Connecticut Portfolio, 5.37%; for the New Jersey Portfolio, 5.63%; for the Virginia Portfolio, 6.09%; 5.74% for the Florida Portfolio and 7.10% for the Massachusetts Portfolio. These tax equivalent yields assume that the taxpayer is an individual in the highest federal and state (and, if applicable, New York City) income tax brackets, who is not subject to federal or state alternative minimum taxes and who is able to fully deduct state (and, if applicable, New York City) taxes in computing federal taxable income. The tax rates used in these calculations were:
Federal 39.50%, New York State 6.85%, New York City 4.46%, California 11.00%, Connecticut 4.50%, New Jersey 6.37%, Virginia 5.75% and Massachusetts 12.00%. The tax equivalent yield is computed by dividing that portion of the yield of a Portfolio that is tax-exempt by one minus the applicable marginal income tax rate (39.50% in the case of the General and Florida Portfolios; the combined effective federal and state (and, if applicable, New York City) marginal income tax rates in the case of the New York, California, Connecticut, New Jersey and Virginia Portfolios) and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

         Reports. You will receive semi-annual and annual reports of the Fund as well as a monthly summary of your account.

You can arrange for a copy of each of your account statements to be sent to other parties.

         Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

________________________________________________________________

                           APPENDIX A
               DESCRIPTION OF MUNICIPAL SECURITIES
________________________________________________________________

         Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

         1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

         2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing
Programs.

         4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

         5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National
Mortgage Association or the Government National Mortgage
Association.

         6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

         1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         2. Revenue Bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         3. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

________________________________________________________________

                           APPENDIX B
                DESCRIPTION OF SECURITIES RATINGS
________________________________________________________________

Municipal and Corporate
Bonds and Municipal Loans

         The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

         The two highest ratings of Standard & Poor's Corporation ("Standard & Poor's") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG- 1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

         Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.























                                2
00250185.AJ0

ALLIANCE MUNICIPAL TRUST -GENERAL PORTFOLIO

ALLIANCE CAPITAL


ANNUAL REPORT
JUNE 30, 1997



PORTFOLIO OF INVESTMENTS
JUNE 30, 1997                      ALLIANCE MUNICIPAL TRUST - GENERAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           MUNICIPAL BONDS-85.2%
           ALABAMA-2.6%
           DECATUR SOLID WASTE
           (Trico Steel Co. Project)
           Series '96 AMT VRDN(a)
$ 23,000   3/01/26                                 4.30%     $23,000,000

           DECATUR SOLID WASTE
           (Trico Steel Co. Project)
           Series '97 AMT VRDN(a)
   2,200   1/01/27                                 4.30        2,200,000
                                                             ------------
                                                              25,200,000

           ALASKA-1.5%
           ALASKA IDA
           (Fairbanks Gold Mining Inc.)
           Series '97 AMT VRDN(a)
  14,500   5/01/09                                 4.20       14,500,000

           ARIZONA-5.8%
           APACHE COUNTY IDA PCR
           (Tuscon Electric Power Co. Project)
           Series '81B
  24,900   10/01/21                                4.30       24,900,000

           MARICOPA COUNTY TAN
           (Cartwright Elementary School)
   5,400   7/31/97                                 4.05        5,401,936

           MARICOPA COUNTY TAN
           (Chandler Unified School
           District No. 80)
   6,300   7/31/97                                 4.00        6,302,510

           PHOENIX IDA
           (America West Airlines)
           AMT VRDN(a)
  18,000   8/01/16                                 4.35       18,000,000

           TUCSON IDA
           (Santa Rita Hotel)
           Series B AMT VRDN(a)
   1,765   12/01/16                                4.35        1,765,000
                                                             ------------
                                                              56,369,446

           ARKANSAS-1.5%
           ARKANSAS DEVELOPMENT
           FINANCE AUTHORITY SFMR
           Series I AMT PPB(a)
   5,000   11/05/97                                3.80        5,000,000

           CLARK COUNTY SOLID WASTE
           (Reynolds Metals Co. Project)
           Series '93 AMT VRDN(a)
   1,900   8/01/22                                 4.20        1,900,000

           MILLER COUNTY
           (Tyson Foods, Inc. Project)
           Series '96 AMT VRDN(a)
   7,500   11/01/21                                4.30        7,500,000
                                                             ------------
                                                              14,400,000

           CALIFORNIA-4.5%
           CALIFORNIA COMMUNITY COLLEGE TRAN
           Series A
  10,000   7/02/97                                 3.90       10,000,193

           CALIFORNIA HFA SFMR
           (Home Mortgage Revenue)
           Series '96J AMT PPB(a)
   3,800   7/24/97                                 4.00        3,800,000

           CALIFORNIA HIGHER ED.
           Student Loan Revenue
           Series B PPB(a)
   7,000   7/01/98                                 4.00        7,000,000

           CALIFORNIA HIGHER ED.
           Student Loan Revenue
           Series D-2 PPB(a)
   6,300   7/01/97                                 3.95        6,300,000

           CALIFORNIA SCHOOL CASH RESERVE
           Series A
   4,500   7/02/97                                 3.96        4,500,091

           CONTRA COSTA COUNTY MFHR
           (Park Regency Apts.)
           Series '92A AMT VRDN(a)
   5,000   8/01/32                                 4.20        5,000,000

           SAN JOSE COUNTY TRAN
           (Unified School District)
           Series '96
   7,200   8/05/97                                 3.96        7,203,649
                                                             ------------
                                                              43,803,933


1



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE MUNICIPAL TRUST - GENERAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           COLORADO-1.7%
           COLORADO STUDENT LOAN
           Series '97D AMT VRDN(a)
$  5,100   7/01/27                                 4.20%     $ 5,100,000

           LAKEWOOD MFHR
           (Marston Pointe Apts. Project)
           Series '96 AMT VRDN(a)
  11,200   11/01/29                                4.30       11,200,000
                                                             ------------
                                                              16,300,000

           DELAWARE-0.3%
           DELAWARE ECONOMIC
           DEVELOPMENT AUTHORITY
           (Orient Chemical Co.)
           AMT VRDN(a)
   2,620   11/01/99                                4.50        2,620,000

           DISTRICT OF COLUMBIA-5.0%
           DISTRICT OF COLUMBIA GO TRAN
           Series '97A
  23,000   9/30/97                                 3.98       23,029,302

           DISTRICT OF COLUMBIA HFA MFHR
           (Tyler Housing) AMT VRDN(a)
  10,500   8/01/25                                 4.50       10,500,000

           DISTRICT OF COLUMBIA SFMR
           Series B AMT PPB(a)
  10,000   12/01/97                                3.75       10,000,000

           DISTRICT OF COLUMBIA SFMR
           Series C AMT PPB(a)
   5,000   12/01/97                                3.90        5,000,000
                                                             ------------
                                                              48,529,302

           FLORIDA-0.9%
           BROWARD COUNTY HFA SFMR
           Series '97B AMT PPB(a)
   8,500   4/01/98                                 4.05        8,500,000

           GEORGIA-0.4%
           COLLEGE PARK IDA
           (Wynefield 1 Project) AMT VRDN(a)
   3,900   12/01/16                                4.10        3,900,000

           HAWAII-1.6%
           HAWAII DEPARTMENT OF BUDGET & FINANCE
           (Wailuku River Hydro Project)
           Series '91 AMT VRDN(a)
  14,063   12/01/21                                4.40       14,062,500

           HAWAII HOUSING FINANCE &
           DEVELOPMENT CORP.
           (Rental Housing System)
           Series '90B VRDN(a)
   1,900   7/01/25                                 4.30        1,900,000
                                                             ------------
                                                              15,962,500

           ILLINOIS-9.9%
           CHICAGO AIRPORT REVENUE
           (Northwest Airlines Project)
           Series B AMT VRDN(a)
  16,400   2/01/24                                 4.35       16,400,000

           CHICAGO AIRPORT REVENUE
           (O'Hare International Airport)
           Series '88A AMT VRDN(a)
  21,300   1/01/18                                 4.20       21,300,000

           CHICAGO AIRPORT REVENUE
           (O'Hare International Airport)
           Series '90 AMT VRDN(a)
   1,000   5/01/18                                 4.30        1,000,000

           CHICAGO SFMR
           Series '97B AMT PPB(a)
   7,000   1/15/98                                 3.80        7,000,000

           ELMHURST HOSPITAL REVENUE
           (Joint Comm. Health Org.)
           Series '88 VRDN(a)
  10,275   7/01/18                                 4.30       10,275,000

           FRANKLIN PARK IDR
           (Maclean-Fogg Co. Project)
           Series '95 AMT VRDN(a)
   5,000   2/01/07                                 4.35        5,000,000

           ILLINOIS DEVELOPMENT FINANCE
           AUTHORITY
           (Tajon Warehousing Corp.)
           Series A AMT VRDN(a)
   3,400   1/01/10                                 4.40        3,400,000


2



ALLIANCE MUNICIPAL TRUST - GENERAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           ILLINOIS DEVELOPMENT FINANCE
           AUTHORITY
           (Valspar Corp.)
           Series '95 AMT VRDN(a)
$  6,000   8/01/15                                 4.30%     $6 ,000,000

           ILLINOIS DEVELOPMENT
           FINANCE AUTHORITY IDR
           (THK America Inc. Project)
           Series '91 AMT VRDN(a)
   3,700   7/01/11                                 4.55        3,700,000

           ILLINOIS DEVELOPMENT
           FINANCE AUTHORITY PCR
           (Illinois Power Co. Project)
           Series '93A VRDN(a)
   9,770   11/01/28                                4.25        9,770,000

           ILLINOIS HDA
           (Homeowner Mortgage)
           Series '96F-2 AMT PPB(a)
  10,800   12/18/97                                3.70       10,800,000

           LAKE COUNTY IDB
           (Okamato Corp.)
           Series '85 AMT VRDN(a)
   2,295   10/01/15                                4.35        2,295,000
                                                             ------------
                                                              96,940,000

           INDIANA-1.2%
           ALLEN COUNTY ECONOMIC
           DEVELOPMENT AUTHORITY
           (Mattel Power Wheels Inc.)
           AMT VRDN(a)
   2,500   12/01/18                                4.45        2,500,000

           GARY ENVIRONMENTAL
           IMPROVEMENT REVENUE
           (U.S. Steel Corp.)
           Series '84 VRDN(a)
   4,100   7/15/02                                 4.10        4,100,000

           ST. JOSEPH'S COUNTY
           (Edcoat Limited Partnership)
           Series '95 AMT VRDN(a)
   5,000   9/01/25                                 4.35        5,000,000
                                                             ------------
                                                              11,600,000

           KANSAS-0.1%
           WICHITA COUNTY
           (CSJ Health Systems)
           Series XXV '85 VRDN(a)
   1,500   10/01/11                                4.35        1,500,000

           KENTUCKY-1.5%
           BOWLING GREEN IDR
           (TWN Fastener Inc.)
           Series '88 AMT VRDN(a)
   4,125   3/01/08                                 4.55        4,125,000

           BOWLING GREEN IDR
           (Woodcraft Industries, Inc.)
           Series '95 AMT VRDN(a)
   5,400   3/01/25                                 4.35        5,400,000

           JEFFERSON COUNTY
           INDUSTRIAL DEVELOPMENT
           (Strawberry Lane Venture)
           AMT VRDN(a)
   3,280   7/01/19                                 4.40        3,280,000

           KENTUCKY RURAL ECONOMIC
           DEVELOPMENT AUTHORITY
           (Heaven Hill Project) AMT VRDN(a)
   2,300   10/01/16                                4.40        2,300,000
                                                             ------------
                                                              15,105,000

           LOUISIANA-1.1%
           NEW ORLEANS BOND
           (International Airport)
           FGIC AMT Pre-Refunded
   4,500   8/01/97                                 3.65        4,609,252

           PARISH OF IBERVILLE
           (Dow Chemical Project)
           AMT VRDN(a)
   6,500   8/01/01                                 4.30        6,500,000
                                                             ------------
                                                              11,109,252

           MASSACHUSETTS-2.7%
           MASSACHUSETTS EDUCATIONAL
           FINANCING AUTHORITY
           Series '97E VRDN(a)
  25,600   7/01/14                                 4.25       25,600,000

           MASSACHUSETTS INDUSTRIAL
           FINANCE AGENCY
           (Carand Realty Trust) AMT VRDN(a)
     500   5/01/17                                 4.15          500,000
                                                             ------------
                                                              26,100,000

           MICHIGAN-0.4%
           DETROIT IDA
           (Millender Center Project)
           Series '88 VRDN(a)
   4,000   12/01/10                                4.35        4,000,000


3



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE MUNICIPAL TRUST - GENERAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           MISSOURI-0.9%
           MEXICO IDA
           (Optec D.D. USA Inc. Project)
           Series '87 AMT VRDN(a)
$  7,000   10/01/97                                4.50%     $ 7,000,000

           MISSOURI ECONOMIC
           DEVELOPMENT AUTHORITY
           (Plastic Enterprises)
           Series '90A AMT VRDN(a)
   1,845   9/01/05                                 4.45        1,845,000
                                                             ------------
                                                               8,845,000

           NEBRASKA-0.7%
           NEBRASKA FINANCING AUTHORITY SFHR
           Series '97C AMT PPB(a)
   7,300   7/01/98                                 3.90        7,300,000

           NEVADA-1.3%
           CLARK COUNTY IDB
           (Nevada Power Co. Project)
           Series '95B AMT VRDN(a)
   8,000   10/01/30                                4.30        8,000,000

           NEVADA IDR
           (Pilot Company Project)
           Series '91A AMT VRDN(a)
   4,500   7/01/16                                 4.30        4,500,000
                                                             ------------
                                                              12,500,000

           NEW HAMPSHIRE-1.3%
           NEW HAMPSHIRE IDA
           (SCI Manufacturing, Inc.)
           Series '89 AMT VRDN(a)
   5,700   6/01/14                                 4.50        5,700,000

           NEW HAMPSHIRE PCR
           (Public Service Co. of NH Project)
           Series '92D AMT VRDN(a)
   7,000   5/01/21                                 4.30        7,000,000
                                                             ------------
                                                              12,700,000

           NEW JERSEY-2.4%
           JERSEY CITY GO BAN
   5,400   2/05/98                                 3.85        5,401,231

           JERSEY CITY BAN
   9,900   9/26/97                                 3.85        9,910,199

           PLEASANTVILLE SCHOOL DISTRICT
           Temporary Notes
   8,500   8/28/97                                 4.00        8,503,232
                                                             ------------
                                                              23,814,662

           NEW MEXICO-0.7%
           NEW MEXICO HFA SFMR
           Series '97 D-2 AMT PPB(a)
   7,000   6/15/98                                 3.95        7,000,000

           NEW YORK-0.2%
           NEW YORK CITY MUNICIPAL
           ASSISTANCE CORPORATION
           Sub Series K-2 VRDN(a)
   1,700   7/01/08                                 4.05        1,700,000

           NORTH CAROLINA-1.7%
           BLADEN COUNTY PCR
           (BCH Energy Project)
           Series '93 AMT VRDN(a)
  16,700   11/01/20                                4.40       16,700,000

           OHIO-4.1%
           OHIO AIR QUALITY AUTHORITY
           (Ohio Edison Project)
           Series B AMT PPB(a)
   7,000   5/01/98                                 4.10        7,000,000

           OHIO HFA
           Residential Mortgage Revenue Bonds
           Series '96B-3 AMT PPB(a)
  14,300   8/13/97                                 4.00       14,300,000

           OHIO HFA
           Residential Mortgage Revenue Bonds
           Series '97A-2 AMT PPB(a)
  16,000   3/02/98                                 3.65       16,000,000

           WARREN COUNTY IDA
           (Pioneer Industrial Components)
           Series '85 VRDN(a)
   2,500   12/01/05                                4.30        2,500,000
                                                             ------------
                                                              39,800,000

           OREGON-3.3%
           OREGON ECONOMIC DEVELOPMENT CORP.
           (McFarland Cascade Project)
           AMT VRDN(a)
   1,690   11/01/16                                4.45        1,690,000

           OREGON HOUSING AND COMMUNITY
           SERVICES SFMR
           Series K AMT PPB(a)
   5,800   12/11/97                                3.65        5,800,000


4



ALLIANCE MUNICIPAL TRUST - GENERAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           PORT OF PORTLAND IDR
           (Portland Bulk Terminals)
           Series '96 AMT VRDN(a)
$ 25,000   10/01/25                                4.30%     $25,000,000
                                                             ------------
                                                              32,490,000

           SOUTH CAROLINA-4.7%
           BERKELEY COUNTY IDB
           (Nucor Corp. Project)
           Series '95 AMT VRDN(a)
  19,500   9/01/28                                 4.30       19,500,000

           BERKELEY COUNTY IDB
           (Nucor Corp. Project)
           Series '96 AMT VRDN(a)
  11,000   3/01/29                                 4.30       11,000,000

           LAURENS COUNTY IDR
           (Nicca USA Project)
           AMT VRDN(a)
   8,500   4/01/09                                 4.70        8,500,000

           SOUTH CAROLINA JOBS IDR
           (Venture Packaging)
           Series '95 AMT VRDN(a)
   7,320   4/01/16                                 4.30        7,320,000
                                                             ------------
                                                              46,320,000

           TENNESSEE-7.0%
           MEMPHIS-SHELBY COUNTY
           AIRPORT REVENUE
           Series '96B AMT VRDN(a)
  17,300   3/01/14                                 4.30       17,300,000

           TENNESSEE HDA
           Series '97-1 AMT PPB(a)
   3,600   2/19/98                                 3.75        3,600,000

           TENNESSEE HDA SFMR
           Series '96-5 AMT PPB(a)
  21,000   8/21/97                                 4.00       20,999,103

           VOLUNTEER STATE STUDENT
           LOAN REVENUE
           Series '87A-3 AMT VRDN(a)
  22,700   12/01/17                                4.25       22,700,000

           VOLUNTEER STATE STUDENT
           LOAN REVENUE
           Series '88A-1 AMT VRDN(a)
   4,000   12/01/23                                4.25        4,000,000
                                                             ------------
                                                              68,599,103

           TEXAS-2.6%
           GREATER EAST TEXAS
           STUDENT LOAN REVENUE
           Series '95A AMT PPB(a)
   5,400   5/01/98                                 4.10        5,400,000

           GULF COAST IDA
           (Gruma Corp. Project)
           AMT VRDN(a)
   6,710   11/01/09                                4.35        6,710,000

           PANHANDLE PLAINS
           STUDENT LOAN REVENUE
           Series '97X AMT VRDN(a)
   7,000   6/01/27                                 4.25        7,000,000

           SAN ANTONIO IDA
           (Gruma Corp. Project) AMT VRDN(a)
   6,015   11/01/09                                4.35        6,015,000
                                                             ------------
                                                              25,125,000

           UTAH-0.7%
           SALT LAKE COUNTY SOLID WASTE
           (Kennecott Copper) AMT VRDN(a)
   7,200   8/01/30                                 4.30        7,200,000

           VIRGINIA-1.5%
           ALEXANDRIA REDEVELOPMENT AND
           HOUSING AUTHORITY MFHR
           (Crystal City Apts. Project)
           Series '90A AMT VRDN(a)
   3,400   12/15/18                                4.35        3,400,000

           AMELIA COUNTY IDA
           (Chambers Waste Systems, Inc.)
           AMT VRDN(a)
     700   7/01/07                                 4.35          700,000

           RICHMOND REDEVELOPMENT MFHR
           (Tobacco Row)
           Series '89B-2 AMT VRDN(a)
   4,000   10/01/24                                4.20        4,000,000

           RICHMOND REDEVELOPMENT MFHR
           (Tobacco Row)
           Series '89B-4 AMT VRDN(a)
   7,000   10/01/24                                4.20        7,000,000
                                                             ------------
                                                              15,100,000


5



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE MUNICIPAL TRUST - GENERAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           WASHINGTON-8.1%
           PORT OF PORT ANGELES IDR
           (Daishowa America Project)
           Series '91 AMT VRDN(a)
$  5,700   6/01/06                                 4.55%     $ 5,700,000

           PORT OF PORT ANGELES IDR
           (Daishowa America Project)
           Series '92B AMT VRDN(a)
   6,500   8/01/07                                 4.55        6,500,000
   2,725   12/01/07                                4.55        2,725,000

           PORT OF SEATTLE IDR
           (Alaska Airlines, Inc.) VRDN(a)
   6,000   12/01/09                                4.15        6,000,000

           PORT OF VANCOUVER IDR
           (United Grain Corp. of Oregon)
           Series '84A VRDN(a)
   7,300   12/01/09                                4.35        7,300,000
           PORT OF VANCOUVER IDR
           (United Grain Corp. of Oregon)
           Series '84B VRDN(a)
   1,300   12/01/06                                4.35        1,300,000

           WASHINGTON HFA MFHR
           (Larkin Place Apartments)
           Series '96 AMT VRDN(a)
   5,565   7/01/28                                 4.30        5,565,000

           WASHINGTON HFA SFMR
           Series '971A-S AMT PPB(a)
   7,000   4/01/98                                 4.00        7,000,000

           WASHINGTON HOUSING FINANCE
           COMMISSION MFHR
           (Assisted Living Concepts)
           AMT VRDN(a)
   5,600   1/01/17                                 4.30        5,600,000

           WASHINGTON HOUSING FINANCE
           COMMISSION MFHR
           (Brittany Park Project)
           Series A AMT VRDN(a)
   5,000   10/01/21                                4.30        5,000,000

           WASHINGTON HOUSING FINANCE
           COMMISSION MFHR
           (Heatherstone Apts.)
           Series '95 AMT VRDN(a)
   9,800   7/01/25                                 4.30        9,800,000

           WASHINGTON STUDENT
           LOAN FINANCE ASSOCIATION
           Third Program
           Series '87A AMT VRDN(a)
   7,200   12/01/02                                4.35        7,200,000

           WASHINGTON STUDENT
           LOAN FINANCE ASSOCIATION
           Third Program Series B AMT VRDN(a)
   9,500   12/01/02                                4.35        9,500,000
                                                             ------------
                                                              79,190,000

           WEST VIRGINIA-0.6%
           MARION COUNTY
           Res. Rec.: (Grant Town Cogeneration)
           AMT VRDN(a)
   6,300   10/01/17                                4.25        6,300,000

           WYOMING-0.7%
           WYOMING COMMUNITY DEVELOPMENT
           AUTHORITY MFHR
           (Mountainside) Series A
           FSA AMT VRDN(a)
   7,300   9/01/28                                 4.20        7,300,000

           Total Municipal Bonds
           (amortized cost $834,416,671)                     834,423,198

           COMMERCIAL PAPER-15.4%
           FLORIDA-0.4%
           JACKSONVILLE PCR
           (Florida Power & Light Co.)
           Series '92
   3,800   8/20/97                                 3.80        3,800,000

           GEORGIA-0.6%
           GEORGIA MUNICIPAL GAS AUTHORITY
           (Southern Portfolio 1 Project)
           Series D
   5,000   7/24/97                                 3.80        5,000,000


6



ALLIANCE MUNICIPAL TRUST - GENERAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           GEORGIA MUNICIPAL GAS AUTHORITY
           (Southern Portfolio 1 Project)
           Series D
$  1,000   8/19/97                                 3.80%     $ 1,000,000
                                                             ------------
                                                               6,000,000

           HAWAII-1.8%
           HAWAII DEPARTMENT OF BUDGET & FINANCE
           (Citizens Utility Company)
           Series '88A AMT
   5,500   9/08/97                                 3.60        5,500,000
   4,000   7/30/97                                 3.80        4,000,000

           HAWAII DEPARTMENT OF
           BUDGET & FINANCE
           (Citizens Utility Company)
           Series '88C
   7,790   9/08/97                                 3.60        7,790,000
                                                             ------------
                                                              17,290,000

           INDIANA-1.9%
           INDIANA SOLID WASTE FINANCE AUTHORITY
           (Pure Air Lake) Series '90A AMT
  10,000   7/28/97                                 4.05       10,000,000

           JASPER COUNTY
           (Northern Indiana Public
           Service Project) Series '88B
   3,700   8/15/97                                 3.85        3,700,000

           JASPER COUNTY
           (Northern Indiana Public
           Service Project)
           Series '88C
   5,100   8/01/97                                 3.85        5,100,000
                                                             ------------
                                                              18,800,000

           KANSAS-1.1%
           BURLINGTON PCR
           (Kansas Electric Power)
           Series 85C-1
  10,835   8/13/97                                 3.80       10,835,000

           NEW YORK-0.4%
           NEW YORK CITY MUNICIPAL
           WATER AUTHORITY
           Series 3
   4,200   7/31/97                                 3.80        4,200,000

           OHIO-0.3%
           OHIO WATER DEVELOPMENT AUTHORITY
           (Dusquesne Light Co. Project)
           Series '88 AMT
   3,000   7/28/97                                 4.05        3,000,000

           PENNSYLVANIA-0.8%
           MONTGOMERY COUNTY IDA
           (Peco Energy Project)
           Series '94A
   1,120   8/19/97                                 3.80        1,120,000

           VENANGO IDA
           Res. Rec.: (Scrubgrass Project)
           Series '90 AMT
   3,100   8/22/97                                 3.85        3,100,000

           VENANGO IDA
           Res. Rec.: (Scrubgrass Project)
           Series '93 AMT
   3,300   8/22/97                                 3.85        3,300,000
                                                             ------------
                                                               7,520,000

           TEXAS-3.9%
           BRAZOS RIVER AUTHORITY PCR
           (Texas Utilities Project)
           Series '94A AMT
  10,470   9/19/97                                 3.80       10,470,000

           BRAZOS RIVER AUTHORITY PCR
           (Texas Utilities Project)
           Series '94A AMT
   2,400   8/15/97                                 3.90        2,400,000

           BRAZOS RIVER HARBOR
           NAVIGATION DISTRICT PCR
           (Dow Chemical Project)
           Series '92 AMT
  14,000   7/24/97                                 4.00       14,000,000

           SAN ANTONIO WATER SYSTEMS
           Series '95
   5,000   8/12/97                                 3.80        5,000,000


7



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE MUNICIPAL TRUST - GENERAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           UNIVERSITY OF TEXAS BOARD OF REGENTS
           Series A
$  6,733   8/20/97                                 3.80%     $ 6,733,000
                                                             ------------
                                                              38,603,000

           UTAH-2.5%
           TOOELE COUNTY WASTE REVENUE
           (Rollins Environmental, Inc.)
           Series A AMT
   2,000   7/24/97                                 3.80        2,000,000
  19,400   8/14/97                                 3.80       19,400,000
   2,800   8/25/97                                 3.85        2,800,000
                                                             ------------
                                                              24,200,000

           PUERTO RICO-1.7%
           PUERTO RICO GOVERNMENT
           DEVELOPMENT BANK
           Series '96
   5,000   7/14/97                                 3.80        5,000,000
  11,625   7/14/97                                 3.85       11,625,000
                                                             ------------
                                                              16,625,000

           Total Commercial Paper
           (amortized cost $150,873,000)                     150,873,000

           TOTAL INVESTMENTS-100.6%
           (amortized cost $985,289,671)                     985,296,198
           Other assets less liabilities-(0.6%)               (5,777,465)

           NET ASSETS-100%
           (offering and redemption
           price of $1.00 per share;
           981,430,077 shares outstanding)                  $979,518,733


#    All securities either mature or their interest rate changes in one year or less.

(a) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Periodic Put Bonds (PPB) are payable on demand quarterly, semi-annually or annually and their interest rates change less frequently than rates on Variable Rate Demand Notes.

     Glossary of Terms:
     AMT   Alternative minimum tax
     BAN   Bond anticipation note
     FGIC  Financial guaranty insurance company
     FSA   Financial security assurance
     GO    General obligation
     HDA   Housing development authority
     HFA   Housing finance agency/authority
     IDA   Industrial development authority
     IDB   Industrial development board
     IDR   Industrial development revenue
     MFHR  Multi-family housing revenue
     PCR   Pollution control revenue
     SFHR  Single family housing revenue
     SFMR  Single family mortgage revenue
     TAN   Tax anticipation note
     TRAN  Tax & revenue anticipation note

     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - GENERAL PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $985,289,671)       $  985,296,198
  Cash                                                              21,768,337
  Receivable for investments sold                                   47,909,301
  Interest receivable                                                7,441,894
  Receivable for capital stock sold                                    400,282
  Total assets                                                   1,062,816,012

LIABILITIES
  Payable for investments purchased                                 82,310,620
  Investment advisory payable                                          407,563
  Distribution fee payable                                             203,780
  Payable for capital stock redeemed                                    22,194
  Accrued expenses                                                     353,122
  Total liabilities                                                 83,297,279

NET ASSETS                                                      $  979,518,733

COMPOSITION OF NET ASSETS
  Paid-in-capital                                               $  981,420,077
  Net unrealized appreciation on investment transactions                 6,527
  Accumulated net realized loss on investment transactions          (1,907,871)
                                                                $  979,518,733


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - GENERAL PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $43,770,734

EXPENSES
  Advisory fee (Note B)                              $5,913,456
  Distribution assistance and administrative
    service (Note C)                                  3,521,074
  Transfer agency (Note B)                              927,588
  Registration fees                                     329,866
  Custodian fees                                        256,854
  Printing                                              114,404
  Audit and legal fees                                   47,606
  Trustees' fees                                          4,383
  Miscellaneous                                          20,847
  Total expenses                                                    11,136,078
  Net investment income                                             32,634,656

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                           4,405
  Net change in unrealized appreciation of investments                   6,527
  Net gain on investment transactions                                   10,932

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $32,645,588



STATEMENT OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                 JUNE 30,1997     JUNE 30,1996
                                               ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                        $   32,634,656   $   35,306,792
  Net realized gain on investment transactions          4,405           21,901
  Net change in unrealized appreciation of
    investments                                         6,527          (17,829)
  Net increase in net assets from operations       32,645,588       35,310,864

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                           (32,634,656)     (35,306,792)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net decrease (Note E)                          (168,508,551)     (41,279,072)
  Total decrease                                 (168,497,619)     (41,275,000)

NET ASSETS
  Beginning of year                             1,148,016,352    1,189,291,352
  End of year                                  $  979,518,733   $1,148,016,352


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - GENERAL PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. The Fund operates as a series company currently issuing eight classes of shares of beneficial interest: Alliance Municipal Trust-General Portfolio (the "Portfolio"), Alliance Municipal Trust-New York Portfolio, Alliance Municipal Trust-California Portfolio, Alliance Municipal Trust-Connecticut Portfolio, Alliance Municipal Trust-New Jersey Portfolio, Alliance Municipal Trust-Virginia Portfolio, Alliance Municipal Trust-Florida Portfolio and Alliance Municipal Trust-Massachusetts Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, the Portfolio, pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity. Amortization of premium is charged to income. Accretion of market discount is credited to unrealized gains.

2. TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. DIVIDENDS
The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end. Dividends paid from net investment income for the year ended June 30, 1997, are exempt from federal income taxes. However, certain shareholders may be subject to the alternative minimum tax.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45 of 1% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. No reimbursement was required for the year ended June 30, 1997. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $474,875 for the year ended June 30, 1997.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE MUNICIPAL TRUST - GENERAL PORTFOLIO
_______________________________________________________________________________

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25 of 1% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1997, the distribution fee amounted to $2,956,728. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services, and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1997, such payments by the Portfolio amounted to $564,346 of which $98,000 was paid to the Adviser.

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1997 the Portfolio had a capital loss carryforward of $1,907,871, of which $1,208 expires in the year 2001, $134,924 expires in the year 2002, $4,619 expires in the year 2003 and $1,767,120 expires in the year 2004.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.01 par value) are authorized. At June 30, 1997, capital paid-in aggregated $981,420,077. Transactions, all at $1.00 per share, were as follows:

                                                 YEAR ENDED        YEAR ENDED
                                                  JUNE 30,          JUNE 30,
                                                    1997              1996
                                              ---------------   ---------------
Shares sold                                    4,839,300,426     4,856,711,351
Shares issued on reinvestments of dividends       32,634,656        35,306,792
Shares redeemed                               (5,040,443,633)   (4,933,297,215)
Net decrease                                    (168,508,551)      (41,279,072)


12



FINANCIAL HIGHLIGHTS               ALLIANCE MUNICIPAL TRUST - GENERAL PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                    YEAR ENDED JUNE 30,
                                            ----------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  ------------  -----------  -----------
Net asset value, beginning of year             $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .028         .029         .028(a)      .018(a)      .020(a)
Net realized and unrealized loss
  on investments                                  -0-          -0-       (.003)          -0-          -0-
Net increase in net asset value
  from operations                               .028         .029         .025         .018         .020

ADD: CAPITAL CONTRIBUTIONS
Capital contributed by the Adviser                -0-          -0-        .003           -0-          -0-

LESS: DIVIDENDS
Dividends from net investment income           (.028)       (.029)       (.028)       (.018)       (.020)
Net asset value, end of year                   $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURNS
Total investment return based on net
  asset value (b)                               2.81%        2.93%        2.83%(c)     1.81%        2.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)           $980       $1,148       $1,189       $1,134       $1,016
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements    .94%         .95%         .94%         .92%         .92%
  Expenses, before waivers and reimbursements    .94%         .95%         .95%         .94%         .94%
  Net investment income                         2.76%        2.90%        2.78%(a)     1.80%(a)     2.02%(a)


(a)  Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  The capital contribution by the Adviser had no effect on total return.


13



INDEPENDENT AUDITOR'S REPORT
ALLIANCE MUNICIPAL TRUST - GENERAL PORTFOLIO
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS ALLIANCE MUNICIPAL TRUST - GENERAL PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the General Portfolio of Alliance Municipal Trust as of June 30, 1997 and the related statement of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the General Portfolio of Alliance Municipal Trust as of June 30, 1997, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
July 29, 1997


14

















































                                3
00250185.AJ0

ALLIANCE MUNICIPAL TRUST -CALIFORNIA PORTFOLIO

ALLIANCE CAPITAL


ANNUAL REPORT
JUNE 30, 1997



PORTFOLIO OF INVESTMENTS
JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - CALIFORNIA PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           CALIFORNIA MUNICIPAL BONDS-79.3%
           ALAMEDA COUNTY IDB
           (Ream Enterprises Project)
           Series A AMT VRDN(a)
$  2,150   11/01/20                                4.20%     $ 2,150,000
           ALAMEDA COUNTY IDR
           (Heat Control Project) Series '95A
           AMT VRDN(a)
   5,200   11/01/25                                4.20        5,200,000
           ALAMEDA COUNTY IDR
           (JMS Family Partnership Project)
           Series '95A AMT VRDN(a)
   2,730   10/01/25                                4.20        2,730,000
           ALAMEDA COUNTY TRAN
           (Board of Education) Series '96
   7,000   7/01/97                                 4.04        7,000,000
           CALIFORNIA COMMUNITY COLLEGE TRAN
           Series A
   5,000   7/02/97                                 3.90        5,000,097
           CALIFORNIA ECONOMIC
           DEVELOPMENT AUTHORITY
           (Marko Foam Products Inc.)
           Series '96 AMT VRDN(a)
   2,945   10/1/26                                 4.35        2,945,000
           CALIFORNIA ECONOMIC
           DEVELOPMENT AUTHORITY
           (Pioneer Converting Inc.)
           AMT VRDN(a)
   2,090   4/01/16                                 4.20        2,090,000
           CALIFORNIA ECONOMIC
           DEVELOPMENT AUTHORITY IDR
           (National R.V. Inc.)
           Series '95 AMT VRDN(a)
   4,000   12/01/20                                4.35        4,000,000
           CALIFORNIA ECONOMIC DEVELOPMENT
           FINANCE AUTHORITY
           (Inland Empire Venture L.L.C.)
           Series '95 AMT VRDN(a)
   2,500   7/01/25                                 4.15        2,500,000
           CALIFORNIA ECONOMIC DEVELOPMENT
           FINANCE AUTHORITY
           (Valley Plating Works, Inc.)
           Series '95 AMT VRDN(a)
   6,025   10/01/20                                4.35        6,025,000
           CALIFORNIA HFA MFHR
           Series '97B AMT VRDN(a)
   2,100   8/01/39                                 4.20        2,100,000
           CALIFORNIA HFA SFMR
           (Home Mortgage Revenue) Series '96J
           AMT PPB(a)
  14,000   8/01/28                                 4.00       14,000,000
           CALIFORNIA PCFA
           (Colmac Energy Project)
           Series B AMT VRDN(a)
   2,400   12/01/16                                3.95        2,400,000
           CALIFORNIA PCFA
           (Contra Costa Waste Services)
           Series A AMT VRDN(a)
   4,725   12/01/10                                4.00        4,725,000
           CALIFORNIA PCFA
           (CR & R Inc. Project)
           Series '95A AMT VRDN(a)
   4,385   10/01/10                                4.05        4,385,000
           CALIFORNIA PCFA
           (Edco Disposal Corp. Project)
           Series '96A AMT VRDN(a)
   3,000   10/01/16                                4.05        3,000,000
           CALIFORNIA PCFA
           (Sanger Project)
           Series '90A AMT VRDN(a)
   3,300   9/01/20                                 3.95        3,300,000
           CALIFORNIA PCFA
           (Sanifill Inc. Project)
           Series '94A AMT VRDN(a)
     300   8/01/07                                 3.90          300,000
           CALIFORNIA PCFA
           (Santa Fe Geothermal Inc.)
           Series '83 VRDN(a)
   2,400   9/01/13                                 3.65        2,400,000


1



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE MUNICIPAL TRUST - CALIFORNIA PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           CALIFORNIA PCFA
           (Taormina Inds. Inc. Project)
           Series '96A AMT VRDN(a)
$  2,500   8/01/16                                 4.15%     $ 2,500,000
           CALIFORNIA PCFA SOLID WASTE
           (Athens Disposal Co. Project)
           Series '95A AMT VRDN(a)
   5,000   1/01/16                                 4.05        5,000,000
           CALIFORNIA PCFA SOLID WASTE
           (Burrtec Waste Project)
           Series '95A AMT VRDN(a)
   3,500   10/01/02                                4.05        3,500,000
           CALIFORNIA PCFA SOLID WASTE
           (California Waste Recovery Project)
           Series '96A AMT VRDN(a)
   1,815   10/01/06                                4.05        1,815,000
           CALIFORNIA PCFA SOLID WASTE
           (Calsan Inc. Project)
           Series '96A AMT VRDN(a)
   6,700   12/01/11                                4.05        6,700,000
           CALIFORNIA PCFA SOLID WASTE
           (Gilton Solid Waste Management)
           Series '95A AMT VRDN(a)
   2,600   12/01/05                                3.85        2,600,000
           CALIFORNIA SCHOOL CASH RESERVE
           Series A
  15,000   7/02/97                                 4.01       15,000,288
           CALIFORNIA STATEWIDE
           COMMUNITY DEVELOPMENT AUTHORITY
           (Lance Camper Project)
           Series '94B AMT VRDN(a)
   3,835   12/01/14                                4.10        3,835,000
           CALIFORNIA STATEWIDE
           COMMUNITY DEVELOPMENT CORP.
           (Pacific Bearings Company Project)
           Series '96L AMT VRDN(a)
   2,560   10/01/06                                4.15%      $2,560,000
           CALIFORNIA STATEWIDE
           COMMUNITY DEVELOPMENT CORP. IDR
           (Howard Leight & Assoc.)
           Series '95B AMT VRDN(a)
   3,340   7/01/20                                 4.30        3,340,000
           CALIFORNIA STATEWIDE
           COMMUNITY DEVELOPMENT CORP. IDR
           (Huntington Memorial Hospital)
           Series '96 CONNIE LEE COP
   1,745   7/01/97                                 4.00        1,745,000
           CHULA VISTA IDR
           (Sutherland/Palumbo Project)
           AMT VRDN(a)
   3,280   12/01/21                                4.35        3,280,000
           COMMERCE JOINT POWERS
           (Precision Wire Productions)
           AMT VRDN(a)
   2,620   11/01/14                                4.20        2,620,000
           CONTRA COSTA COUNTY MFHR
           (Delta Square Project)
           Series '92A AMT VRDN(a)
   4,500   8/01/07                                 4.13        4,500,000
           CONTRA COSTA COUNTY MFHR
           (Park Regency Apts.)
           Series '92A AMT VRDN(a)
   2,900   8/01/32                                 4.20        2,900,000


2



ALLIANCE MUNICIPAL TRUST - CALIFORNIA PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           FAIRFIELD IDR
           (Aitchison Family Partnership)
           VRDN(a)
$  1,700   4/01/12                                 4.20%     $ 1,700,000
           HUNTINGTON PARK COMMUNITY
           REDEVELOPMENT AGENCY
           (Personal Storage I) VRDN(a)
     140   11/15/17                                4.50          140,000
           INDIO HOUSING AUTHORITY MFHR
           (Smoketree Apts.)
           Series A VRDN(a)
   9,800   12/01/07                                4.10        9,800,000
           INDIO MFHR
           (Olive Courts Apts.)
           Series '96 AMT VRDN(a)
     500   12/01/26                                3.85          500,000
           LONG BEACH
           Res. Rec.: (Southeast Fac.
           Authority Lease Rev.)
           Series '95B AMT VRDN(a)
  30,300   12/01/18                                4.20       30,300,000
           LOS ANGELES COUNTY TRAN
           Series '97
   8,000   6/30/98                                 3.90        8,046,000
           LOS ANGELES HFA MFHR
           (Malibu Meadows Project 91A) VRDN(a)
   1,500   12/01/15                                4.10        1,500,000
           LOS ANGELES MFHR
           (Poinsettia Apartment Project)
           Series '89A AMT VRDN(a)
   5,450   7/01/19                                 4.30        5,450,000
           LOS ANGELES MFHR
           (Studio Colony Project)
           Series '85C VRDN(a)
   1,900   5/01/07                                 4.20        1,900,000
           MARIN COUNTY HOUSING AUTHORITY MFHR
           (Crest Marin ll Apts.)
           Series A AMT VRDN(a)
   9,300   10/15/29                                4.30        9,300,000
           MONROVIA REDEVELOPMENT AGENCY
           (Holiday Inn Hotel Project)
           Series '84 VRDN(a)
   4,400   12/01/14                                3.85        4,400,000
           OCEANSIDE MFHR
           (Riverview Springs Apts.)
           Series '90A AMT VRDN(a)
  17,400   7/01/20                                 4.35       17,400,000
           ORANGE COUNTY HFA MFHR
           (Lantern Pines Project) VRDN(a)
   1,600   12/01/07                                4.10        1,600,000
           ORANGE COUNTY MFHR
           (Alicia Viejo Project)
           Series '86A AMT VRDN(a)
     290   12/01/16                                4.35          290,000
           ORANGE COUNTY MFHR
           (Vintage Woods Apts.)
           Series '84E VRDN(a)
   1,900   11/01/08                                3.85        1,900,000
           PANAMA-BUENA VISTA
           (Unified School District Capital
           Improvement Financing Project)
           VRDN(a)
   5,000   6/01/24                                 4.25        5,000,000
           PLEASANT HILL REDEVELOPMENT
           AGENCY MFHR
           (Chateau III Project)
           Series '96A AMT VRDN(a)
   2,260   8/01/26                                 4.10        2,260,000
           RIVERSIDE COUNTY GO RAN
           (School Financing Authority)
           Series '96
   4,000   7/17/97                                 4.05        4,000,967


3



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE MUNICIPAL TRUST - CALIFORNIA PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           RIVERSIDE COUNTY HOUSING AUTHORITY
           MFHR
           (Tyler Village Apts.)
           Series '86A AMT VRDN(a)
$    300   12/01/16                                4.20%     $   300,000
           RIVERSIDE COUNTY HOUSING AUTHORITY
           MFHR
           (Victoria Springs Apts.)
           Series '89C AMT VRDN(a)
     500   7/01/19                                 4.20          500,000
           SAN BERNARDINO COUNTY HFA MFHR
           (Mountain View Apts.)
           Series '97A VRDN(a)
   6,000   3/01/27                                 4.05        6,000,000
           SAN BERNARDINO COUNTY MFHR
           (Alta Park Apts)
           Series '89A VRDN(a)
   5,145   5/01/06                                 4.20        5,145,000
           SAN DIMAS COMMUNITY
           REDEVELOPMENT AGENCY
           (San Dimas Commerce Center)
           Series '83 VRDN(a)
     110   12/01/13                                3.70          110,000
           SAN FRANCISCO IDR
           (Hoefer Scientific Institute)
           Series '92A AMT VRDN(a)
     940   8/01/07                                 4.70          940,000
           SAN JOSE MFHR
           (Siena at Renaissance Apts.)
           Series '96A AMT VRDN(a)
   3,500   12/01/29                                4.10        3,500,000
           SANTA FE SPRINGS IDR
           (Metal Center Inc. Project)
           Series '89A AMT VRDN(a)
   2,650   7/01/14                                 4.10        2,650,000
           TRIUNFO COUNTY
           Sanitation District Revenue
           VRDN(a)
   1,000   6/01/19                                 4.20        1,000,000
           UNION CITY MFHR
           (Skylark Apts.)
           Series '89B VRDN(a)
     400   11/01/07                                4.20          400,000
           UPLAND COMMUNITY REDEVELOPMENT
           AGENCY MFHR
           (Northwoods 156) Series A VRDN(a)
   5,850   3/01/14                                 4.70        5,850,000
           UPLAND COMMUNITY REDEVELOPMENT
           AGENCY MFHR
           (Northwoods 168) Series B VRDN(a)
   3,235   3/01/14                                 4.70        3,235,000
           VENTURA COUNTY TRAN
           Series '97
  10,000   7/01/98                                 3.90       10,057,700

           Total Municipal Bonds
           (amortized cost $283,320,052)                     283,320,052

           COMMERCIAL PAPER-20.1%
           CALIFORNIA-14.3%
           CALIFORNIA GO
  12,000   8/18/97                                 3.80       12,000,000
           LOS ANGELES COUNTY MTA
           Sales Tax Revenue Series A
   4,244   7/16/97                                 3.70        4,244,000
           LOS ANGELES COUNTY MTA
           Sales Tax Revenue Series A
   4,000   9/04/97                                 3.80        4,000,000
           LOS ANGELES WATER & POWER
  15,000   10/14/97                                3.90       15,000,000
           ORANGE COUNTY WATER DISTRICT
   2,000   8/21/97                                 3.75        2,000,000
           UNIVERSITY OF CALIFORNIA
           BOARD OF REGENTS
   6,000   8/15/97                                 3.55        6,000,000


4



ALLIANCE MUNICIPAL TRUST - CALIFORNIA PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           UNIVERSITY OF CALIFORNIA
           BOARD OF REGENTS
$  5,000   8/20/97                                 3.65%     $ 5,000,000
           UNIVERSITY OF CALIFORNIA
           BOARD OF REGENTS
   3,000   7/22/97                                 3.75        3,000,000
                                                             ------------
                                                              51,244,000

           PUERTO RICO-5.8%
           PUERTO RICO GOVERNMENT DEVELOPMENT BANK
           Series '96
  13,100   8/15/97                                 3.75       13,100,000
           PUERTO RICO GOVERNMENT
           DEVELOPMENT BANK
           Series '96
   4,500   7/14/97                                 3.80        4,500,000
           PUERTO RICO GOVERNMENT
           DEVELOPMENT BANK
           Series '96
   3,000   7/14/97                                 3.85        3,000,000
                                                            -------------
                                                              20,600,000

           Total Commercial Paper
           (amortized cost $71,844,000)                       71,844,000

           TOTAL INVESTMENTS-99.4%
           (amortized cost $355,164,052)                     355,164,052
           Other assets less liabilities-0.6%                  1,984,150

           NET ASSETS-100%
           (offering and redemption
           price of $1.00 per share;
           357,172,202 shares outstanding)                  $357,148,202


#    All securities either mature or their interest rate changes in one year or less.

(a) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Periodic Put Bonds (PPB) are payable on demand quarterly, semi-annually or annually and their interest rates change less frequently than rates on Variable Rate Demand Notes.

     Glossary of Terms:
     AMT     Alternative minimum tax
     CONNIE  LEECollege construction loan assurance assn
     COP     Certificate of participation
     GO      General obligation
     HFA     Housing finance agency/authority
     IDB     Industrial development board
     IDR     Industrial development revenue
     MFHR    Multi-family housing revenue
     MTA     Metropolitan transportation authority
     PCFA    Pollution control financing authority
     RAN     Revenue anticipation note
     SFMR    Single family mortgage revenue
     TRAN    Tax & revenue anticipation note

     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - CALIFORNIA PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $355,164,052)         $355,164,052
  Cash                                                              19,300,796
  Interest receivable                                                2,825,996
  Receivable for capital stock sold                                    529,790
  Total assets                                                     377,820,634

LIABILITIES
  Payable for investments purchased                                 20,283,700
  Investment advisory payable                                          148,558
  Distribution fee payable                                              68,332
  Accrued expenses                                                     171,842
  Total liabilities                                                 20,672,432

NET ASSETS                                                        $357,148,202

COMPOSITION OF NET ASSETS
  Paid-in-capital                                                 $357,172,202
  Accumulated net realized loss on investments                         (24,000)
                                                                  $357,148,202


See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - CALIFORNIA PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $12,908,202

EXPENSES
  Advisory fee (Note B)                               $1,763,920
  Distribution assistance and administrative
    service (Note C)                                   1,103,670
  Transfer agency (Note B)                               280,278
  Custodian fees                                         103,572
  Registration fees                                       50,229
  Printing                                                43,090
  Audit and legal fees                                    29,519
  Trustees' fees                                           1,743
  Miscellaneous                                            9,348
  Total expenses                                       3,385,369
  Less: fee waiver                                      (104,474)
  Net expenses                                                       3,280,895
  Net investment income                                              9,627,307

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                              99
  Net change in unrealized appreciation of investments                    (114)
  Net loss on investment transactions                                      (15)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 9,627,292


See notes to financial statements.


7



STATEMENT OF CHANGES
IN NET ASSETS
ALLIANCE MUNICIPAL TRUST - CALIFORNIA PORTFOLIO
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                    JUNE 30,1997   JUNE 30,1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  9,627,307   $  8,134,512
  Net realized gain on investment transactions               99          8,350
  Net change in unrealized appreciation of
  investment transactions                                  (114)        (6,990)
  Net increase in net assets from operations          9,627,292      8,135,872

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                              (9,627,307)    (8,134,512)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (Note E)                              59,285,776     61,381,700
  Total increase                                     59,285,761     61,383,060

NET ASSETS
  Beginning of year                                 297,862,441    236,479,381
  End of year                                      $357,148,202   $297,862,441


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - CALIFORNIA PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. The Fund operates as a series company currently issuing eight classes of shares of beneficial interest: Alliance Municipal Trust-General Portfolio, Alliance Municipal Trust-New York Portfolio, Alliance Municipal Trust-California Portfolio (the "Portfolio"), Alliance Municipal Trust-Connecticut Portfolio, Alliance Municipal Trust-New Jersey Portfolio, Alliance Municipal Trust-Virginia Portfolio, Alliance Municipal Trust-Florida Portfolio and Alliance Municipal Trust-Massachusetts Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, the Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity. Amortization of premium is charged to income. Accretion of market discount is credited to unrealized gains.

2. TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. DIVIDENDS
The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end. Dividends paid from net investment income for the year ended June 30, 1997 are exempt from federal income taxes. However, certain shareholders may be subject to the alternative minimum tax.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45 of 1% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. The Adviser also voluntarily agreed to reimburse the Portfolio for the year ended June 30, 1997 for expenses exceeding .93 of 1% of its average daily net assets. No reimbursement was required for the year ended June 30, 1997. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $146,523 for the year ended June 30, 1997.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE MUNICIPAL TRUST - CALIFORNIA PORTFOLIO
_______________________________________________________________________________

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25 of 1% of the average daily value of the portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1997, the distribution fee amounted to 881,960 of which $104,474 was waived. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services, and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1997, such payments by the Portfolio amounted to $221,710 of which $94,000 was paid to the Adviser.

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1997, the Portfolio had a capital loss carryforward of $24,000, of which $11,589 expires in 2002 and $12,411 expires in the year 2003.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.01 par value) are authorized. At June 30, 1997, capital paid-in aggregated $357,172,202. Transactions, all at $1.00 per share, were as follows:

                                                  YEAR ENDED       YEAR ENDED
                                                    JUNE 30,         JUNE 30,
                                                     1997             1996
                                               ---------------  ---------------
Shares sold                                     1,497,181,205    1,207,086,940
Shares issued on reinvestments of dividends         9,627,307        8,134,512
Shares redeemed                                (1,447,522,736)  (1,153,839,752)
Net increase                                       59,285,776       61,381,700


10



FINANCIAL HIGHLIGHTS
ALLIANCE MUNICIPAL TRUST - CALIFORNIA PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                   YEAR ENDED JUNE 30,
                                               ----------------------------------------------------------
                                                   1997        1996        1995        1994        1993
                                               ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year                $1.00       $1.00       $1.00       $1.00       $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                          .027        .029        .027        .018        .020

LESS: DISTRIBUTIONS
Dividends from net investment income              (.027)      (.029)      (.027)      (.018)      (.020)
Net asset value, end of year                      $1.00       $1.00       $1.00       $1.00       $1.00

TOTAL RETURNS
Total investment return based on net
  asset value (b)                                  2.76%       2.91%       2.78%       1.83%       2.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)        $357,148    $297,862    $236,479    $219,673    $156,200
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements       .93%        .93%        .93%        .93%        .93%
  Expenses, before waivers and reimbursements       .96%        .94%       1.01%       1.02%       1.02%
  Net investment income (a)                        2.73%       2.86%       2.75%       1.82%       2.01%


(a)  Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.


11



INDEPENDENT AUDITOR'S REPORT
ALLIANCE MUNICIPAL TRUST - CALIFORNIA PORTFOLIO
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
ALLIANCE MUNICIPAL TRUST - CALIFORNIA PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the California Portfolio of Alliance Municipal Trust as of June 30, 1997 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the California Portfolio of Alliance Municipal Trust as of June 30, 1997, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.



McGladrey & Pullen, LLP
New York, New York
July 29, 1997


12

















































                                4
00250185.AJ0

ALLIANCE MUNICIPAL TRUST -CONNECTICUT PORTFOLIO

ALLIANCE CAPITAL


ANNUAL REPORT
JUNE 30, 1997



STATEMENT OF NET ASSETS
JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - CONNECTICUT PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           MUNICIPAL BONDS-96.7%
           CONNECTICUT-77.1%
           AVON GO BAN
           Series '96
$  1,800   7/15/97                                 3.75%     $ 1,799,960
           BERLIN COUNTY
           FSA
     500   6/15/98                                 3.65          509,770
           CHESHIRE GO BAN
           Series '96
     500   8/08/97                                 3.50          500,352
   4,000   8/08/97                                 3.79        4,000,079
           CONNECTICUT DEVELOPMENT AUTHORITY
           (Independent Living)
           Series '90 VRDN(a)
   7,000   7/01/15                                 3.90        7,000,000
           CONNECTICUT DEVELOPMENT AUTHORITY
           (Rand Whitney Project)
           Series '93 AMT VRDN(a)
   3,000   8/01/23                                 3.75        3,000,000
           CONNECTICUT DEVELOPMENT AUTHORITY
           Res. Rec.: (Exeter Energy Project)
           Series '89B AMT VRDN(a)
   3,700   12/01/19                                4.15        3,700,000
           CONNECTICUT DEVELOPMENT AUTHORITY IDR
           (International Ice Cream Project)
           Series '86 AMT VRDN(a)
   1,200   12/01/06                                3.60        1,200,000
           CONNECTICUT DEVELOPMENT AUTHORITY IDR
           (Shelton Inn Ltd. Partnership)
           Series '86 AMT VRDN(a)
   3,900   12/01/11                                3.95        3,900,000
           CONNECTICUT DEVELOPMENT AUTHORITY IDR
           (Zotos International Project)
           Series '84 VRDN(a)
   2,655   12/01/04                                4.05        2,655,000
           CONNECTICUT DEVELOPMENT AUTHORITY PCR
           (Central Vermont Public Service)
           Series '85 VRDN(a)
   1,000   12/01/15                                3.55        1,000,000
           CONNECTICUT DEVELOPMENT AUTHORITY PCR
           (Connecticut Light and Power Co.)
           Series '93A VRDN(a)
   2,800   9/01/28                                 4.05        2,800,000
           CONNECTICUT DEVELOPMENT AUTHORITY PCR
           (Connecticut Light and Power Co.)
           Series '93B AMT VRDN(a)
   3,300   9/01/28                                 4.10        3,300,000
           CONNECTICUT DEVELOPMENT AUTHORITY PCR
           (Connecticut Light and Power Co.)
           Series '96A AMT VRDN(a) AMBAC
   4,600   5/01/31                                 4.10        4,600,000
           CONNECTICUT DEVELOPMENT AUTHORITY PCR
           (Western Mass. Electric Co.)
           Series '93A VRDN(a)
   4,100   9/01/28                                 3.95        4,100,000
           CONNECTICUT GO
     700   8/01/97                                 3.50          701,724
           CONNECTICUT GO
   1,000   6/15/98                                 3.70        1,012,080
           CONNECTICUT GO
   3,000   8/15/97                                 3.80        3,003,410
           CONNECTICUT GO
           (Cap. Appreciation College Svg.)
           Series '91B
   1,770   12/15/97                                3.80        1,739,966
           CONNECTICUT GO
           Series B
     400   3/15/98                                 4.00          400,811
           CONNECTICUT GO
           Series B
     200   5/01/98                                 4.05          201,854


1



STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MUNICIPAL TRUST - CONNECTICUT PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           CONNECTICUT HEFA
           (Connecticut State University System)
           AMBAC
$  1,865   11/01/97                                3.50%     $ 1,875,701
           CONNECTICUT HEFA
           (Pomfret School Issue)
           Series '95A VRDN(a)
   1,000   7/01/24                                 3.90        1,000,000
           CONNECTICUT SPECIAL ASSESSMENT
           UNEMPLOYMENT COMPENSATION
           Series '93C FGIC PPB(a)
  12,000   11/15/01                                3.90       12,000,000
           CONNECTICUT SPECIAL TAX OBLIGATION
           (Transportation Infrastructure)
           Series '90-1 VRDN(a)
   3,800   12/01/10                                4.10        3,800,000
           CONNECTICUT SPECIAL TAX OBLIGATION
           Series '87A Pre-Refunded
     650   9/01/97                                 3.55          666,865
           HARTFORD GO
           FSA
   1,250   12/15/97                                3.45        1,264,211
           MANCHESTER GO BAN
           Temporary Notes Lot B
   1,550   5/27/98                                 3.66        1,554,595
           MERIDEN GO
           Series '89
     775   7/15/97                                 3.75          775,672
           MONROE COUNTY
           Series '97 FGIC
     700   4/15/98                                 3.75          716,382
           NEW BRITAIN COUNTY
           AMBAC
     985   4/15/98                                 3.70        1,005,223
           SOUTH CENTRAL REGIONAL
           WATER AUTHORITY
           11th Series FGIC
     250   8/01/97                                 3.45          250,216
           STAMFORD HFA MFHR
           (Morgan Street Project)
           Series '94 AMT VRDN(a)
   1,600   8/01/24                                 4.20        1,600,000
           WILTON GO BAN
           Series '96
   1,500   8/21/97                                 3.70        1,500,060
                                                             ------------
                                                              79,133,931

           DELAWARE-2.3%
           DELAWARE ECONOMIC
           DEVELOPMENT AUTHORITY
           (Delmarva Power & Light)
           Series '93C VRDN(a)
   2,400   10/01/28                                4.20        2,400,000

           FLORIDA-1.8%
           HILLSBOROUGH COUNTY PCR
           (Tampa Electric Project)
           Series '93 AMT VRDN(a)
     700   11/01/20                                4.30          700,000
           JACKSONVILLE HOSPITAL REVENUE
           (University Medical Center Project)
           Series '88 VRDN(a)
   1,100   2/01/18                                 4.33        1,100,000
                                                             ------------
                                                               1,800,000

           MASSACHUSETTS-1.8%
           MASSACHUSETTS EDUCATIONAL
           FINANCE AUTHORITY
           (Trinity Funding)
           Series E AMT VRDN(a)
     800   7/01/15                                 4.25          800,000
           MASSACHUSETTS INDUSTRIAL
           FINANCE AGENCY
           (Groton School Project)
           Series '89 VRDN(a)
   1,000   6/01/19                                 4.00        1,000,000
                                                             ------------
                                                               1,800,000

           NEW YORK-6.3%
           MUNICIPAL ASSISTANCE CORPORATION
           Sub Series K-1 VRDN(a)
   3,700   7/01/08                                 4.05        3,700,000
           NEW YORK CITY IDA
           (Nippon Cargo Air Project)
           Series '92 AMT VRDN(a)
   1,000   11/01/15                                5.80        1,000,000


2



ALLIANCE MUNICIPAL TRUST - CONNECTICUT PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           PORT AUTHORITY OF NEW
           YORK AND NEW JERSEY
           (Versatile Structure)
           Series '96-5 VRDN(a)
$  1,800   8/01/24                                 4.10%     $ 1,800,000
                                                             ------------
                                                               6,500,000

           PENNSYLVANIA-1.2%
           EMMAUS GENERAL AUTHORITY
           Series '89 F-6 VRDN(a)
   1,200   3/01/24                                 4.30        1,200,000
           PUERTO RICO-6.2%
           PUERTO RICO GO TRAN
           Series '97A
   3,100   7/30/97                                 3.48        3,101,231
           PUERTO RICO GOVERNMENT
           DEVELOPMENT BANK
           Series '85 VRDN(a)
   2,400   12/01/15                                3.75        2,400,000
           PUERTO RICO INDUSTRIAL,
           MEDICAL, HIGHER
           EDUCATION & ENVIRONMENT
           (Ana G. Mendez Educ.
           Foundation Feagm Project)
           VRDN(a)
     900   12/01/15                                4.20          900,000
                                                             ------------
                                                               6,401,231

           Total Municipal Bonds
           (amortized cost $99,234,230)                       99,235,162

           COMMERCIAL PAPER-8.8%
           CONNECTICUT-2.9%
           CONNECTICUT HEFA
           (Yale University) Series S
   3,000   7/24/97                                 3.50        3,000,000

           NEW YORK-3.9%
           NEW YORK CITY MUNICIPAL WATER
           AUTHORITY FINANCE
           Series 4
   4,000   10/09/97                                3.80        4,000,000

           PUERTO RICO-2.0%
           PUERTO RICO GOVERNMENT
           DEVELOPMENT BANK
           Series '96
   2,000   7/14/97                                 3.85        2,000,000

           Total Commercial Paper
           (amortized cost $9,000,000)                         9,000,000

           TOTAL INVESTMENTS-105.5%
           (amortized cost $108,234,230)                     108,235,162
           Other assets less liabilities-(5.5%)               (5,623,190)

           NET ASSETS-100%
           (offering and redemption
           price of $1.00 per share;
           102,640,632 shares outstanding)                  $102,611,972


#    All securities either mature or their interest rate changes in one year or less.

(a) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Periodic Put Bonds (PPB) are payable on demand quarterly, semi-annually or annually and their interest rates change less frequently than rates on Variable Rate Demand Notes.

     Glossary of Terms:
     AMBAC American municipal bond assurance corporation
     AMT   Alternative minimum tax
     BAN   Bond anticipation note
     FGIC  Financial guaranty insurance company
     FSA   Financial security assurance
     GO    General obligation
     HEFA  Health & educational facility authority
     HFA   Housing finance agency/authority
     IDA   Industrial development authority
     IDR   Industrial development revenue
     MFHR  Multi-family housing revenue
     PCR   Pollution control revenue
     TRAN  Tax & revenue anticipation note

     See notes to financial statements.


3



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - CONNECTICUT PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $3,597,848

EXPENSES
  Advisory fee (Note B)                               $  511,334
  Distribution assistance and administrative
    service (Note C)                                     387,796
  Transfer agency (Note B)                                89,959
  Custodian fees                                          75,996
  Registration expense                                    20,119
  Audit and legal fees                                    17,641
  Printing                                                13,220
  Trustees' fees                                           2,710
  Miscellaneous                                            9,275
  Total expenses                                       1,128,050
  Less: expense reimbursement and fee waiver            (309,916)
  Net expenses                                                         818,134
  Net investment income                                              2,779,714

UNREALIZED LOSS ON INVESTMENTS
  Net change in unrealized appreciation of investments                    (267)

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $2,779,447


See notes to financial statements.


4



STATEMENT OF CHANGES
IN NET ASSETS
ALLIANCE MUNICIPAL TRUST - CONNECTICUT PORTFOLIO
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                    JUNE 30,1997   JUNE 30,1996
                                                   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  2,779,714    $ 2,415,694
  Net change in unrealized appreciation of
    investments                                            (267)         1,199
  Net increase in net assets from operations          2,779,447      2,416,893

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                              (2,779,714)    (2,415,694)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (Note E)                               6,799,768     19,820,540
  Total increase                                      6,799,501     19,821,739

NET ASSETS
  Beginning of year                                  95,812,471     75,990,732
  End of year                                      $102,611,972    $95,812,471


See notes to financial statements.


5


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - CONNECTICUT PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. The Fund operates as a series company currently issuing eight classes of shares of beneficial interest: Alliance Municipal Trust-General Portfolio, Alliance Municipal Trust-New York Portfolio, Alliance Municipal Trust-California Portfolio, Alliance Municipal Trust-Connecticut Portfolio (the "Portfolio"), Alliance Municipal Trust-New Jersey Portfolio, Alliance Muncipal Trust-Virginia Portfolio, Alliance Municipal Trust-Florida Portfolio and Alliance Municipal Trust-Massachusetts Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, the Portfolio, pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity. Amortization of premium is charged to income. Accretion of market discount is credited to unrealized gains.

2. TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. DIVIDENDS
The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end. Dividends paid from net investment income for the year ended June 30, 1997 are exempt from federal income taxes. However, certain shareholders may be subject to the alternative minimum tax.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45 of 1% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. The Adviser also voluntarily agreed to reimburse the Portfolio for the year ended June 30, 1997 for expenses exceeding .80 of 1% of its average daily net assets. For the year ended June 30, 1997, the reimbursement amounted to $207,649. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $52,603 for the year ended June 30, 1997.


6



ALLIANCE MUNICIPAL TRUST - CONNECTICUT PORTFOLIO
_______________________________________________________________________________

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25 of 1% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1997, the distribution fee amounted to $255,667 of which $102,267 was waived. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services, and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1997, such payments by the Portfolio amounted to $132,129 of which $91,000 was paid to the Adviser.

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1997, the Portfolio had a capital loss carryforward of $29,592 of which $10,717 expires in 2000, $16,849 expires in 2002 and $2,026 expires in the year 2003.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.01 par value) are authorized. At June 30, 1997, capital paid-in aggregated $102,640,632. Transactions, all at $1.00 per share, were as follows:

                                                   YEAR ENDED       YEAR ENDED
                                                    JUNE 30,         JUNE 30,
                                                      1997             1996
                                                 -------------    -------------
Shares sold                                       454,599,210      358,252,167
Shares issued on reinvestments of dividends         2,779,714        2,415,694
Shares redeemed                                  (450,579,156)    (340,847,321)
Net increase                                        6,799,768       19,820,540


7



FINANCIAL HIGHLIGHTS
ALLIANCE MUNICIPAL TRUST - CONNECTICUT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                   YEAR ENDED JUNE 30,
                                               ----------------------------------------------------------
                                                   1997        1996        1995        1994        1993
                                               ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year                $1.00       $1.00       $1.00       $1.00       $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                          .027        .028        .028        .017        .020

LESS: DIVIDENDS
Dividends from net investment income              (.027)      (.028)      (.028)      (.017)      (.020)
Net asset value, end of year                      $1.00       $1.00       $1.00       $1.00       $1.00

TOTAL RETURNS
Total investment return based on net
  asset value (b)                                  2.76%       2.88%       2.78%       1.71%       2.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)        $102,612     $95,812     $75,991     $57,314     $56,224
Ratio to net assets of:
  Expenses, net of waivers and reimbursements       .80%        .80%        .80%        .77%        .70%
  Expenses, before waivers and reimbursements      1.10%       1.15%       1.21%       1.21%       1.16%
  Net investment income (a)                        2.72%       2.84%       2.77%       1.69%       1.97%


(a)  Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

8



INDEPENDENT AUDITOR'S REPORT
ALLIANCE MUNICIPAL TRUST - CONNECTICUT PORTFOLIO
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS ALLIANCE MUNICIPAL TRUST - CONNECTICUT PORTFOLIO

We have audited the accompanying statement of net assets of the Connecticut Portfolio of Alliance Municipal Trust as of June 30, 1997 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Connecticut Portfolio of Alliance Municipal Trust as of June 30, 1997, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.



McGladrey & Pullen, LLP
New York, New York
July 29, 1997


9

















































                                5
00250185.AJ0

ALLIANCE MUNICIPAL TRUST -FLORIDA PORTFOLIO

ALLIANCE CAPITAL


ANNUAL REPORT
JUNE 30, 1997



STATEMENT OF NET ASSETS
JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - FLORIDA PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           FLORIDA MUNICIPAL BONDS-88.2%
           ALACHUA CITY IDA
           (Sabine Inc. Project)
           Series '95 AMT VRDN(a)
$  2,365   9/01/15                                 4.30%     $ 2,365,000
           BREVARD COUNTY HFA MFHR
           (Palm Place Project) VRDN(a)
   1,000   12/01/07                                4.25        1,000,000
           BROWARD COUNTY HFA MFHR
           (Harbour Town Jacaranda Project)
           Series '95B VRDN(a)
   1,400   12/01/25                                4.25        1,400,000
           BROWARD COUNTY HFA SFMR
           Series '97B AMT PPB(a)
   2,500   10/01/30                                4.05        2,500,000
           DADE COUNTY
           Capital Asset Series '90 VRDN(a)
   1,450   10/01/10                                4.45        1,450,000
           DADE COUNTY HFA SFMR
           (Home Mortgage Revenue)
           Series '96 AMT PPB(a)
   4,000   4/01/30                                 4.00        4,000,000
           DADE COUNTY IDA
           (DNS Manufacturing Project)
           Series '89 AMT VRDN(a)
   2,625   11/01/09                                4.25        2,625,000
           DADE COUNTY IDA
           (Ivax Laboratories)
           Series '88 VRDN(a)
   1,600   3/01/08                                 4.45        1,600,000
           DADE COUNTY IDB
           (All Interior Supply Inc.)
           AMT VRDN(a)
     550   12/01/06                                4.20          550,000
           DADE COUNTY IDB
           (Bentley's Luggage Corp.)
           AMT VRDN(a)
   1,000   12/01/06                                4.20        1,000,000
           DADE COUNTY IDB
           (Pot Company Inc.) AMT VRDN(a)
     550   12/01/06                                4.20          550,000
           DADE COUNTY PUBLIC SERVICE
           TAX REVENUE
           FSA
   1,925   10/01/97                                3.96        1,929,931
           ESCAMBIA COUNTY SFHR
           (Multi County Program)
           Series '97 B AMT PPB(a)
   4,000   4/01/30                                 3.75        4,000,000
           FLORIDA HFA MFHR
           (Ashley Lake ll)
           Series J AMT VRDN(a)
   3,000   12/01/11                                4.20        3,000,000
           FLORIDA HFA MFHR
           (Banyan Bay Apts.)
           Series '95L VRDN(a)
   5,275   12/01/25                                4.45        5,275,000
           FLORIDA HFA MFHR
           (Huntington Project) VRDN(a)
   1,500   12/01/08                                4.30        1,500,000
           FLORIDA HFA MFHR
           (Lakes of Northdale Project)
           Series '84D VRDN(a)
   1,000   6/01/07                                 4.30        1,000,000
           FLORIDA HFA MFHR
           (Monterey Lake Project) VRDN(a)
   2,000   10/01/05                                4.30        2,000,000
           HILLSBOROUGH COUNTY HFA SFMR
           Series '97 AMT PPB(a)
   2,500   10/01/30                                3.65        2,497,581
           HILLSBOROUGH COUNTY IDA
           (Seaboard System)
           Series '83 VRDN(a)
     100   10/15/99                                4.10          100,000
           HILLSBOROUGH COUNTY IDR
           (Semigraphic Arts)
           Series '87 AMT VRDN(a)
     550   9/01/07                                 4.20          550,000
           HILLSBOROUGH COUNTY PCR
           (Tampa Electric Project)
           Series '93 AMT VRDN(a)
     600   11/01/20                                4.30          600,000


1



STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MUNICIPAL TRUST - FLORIDA PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           JACKSONVILLE HOSPITAL REVENUE
           (University Medical Center Project)
           Series '88 VRDN(a)
$  1,500   2/01/18                                 4.33%     $ 1,500,000
           JACKSONVILLE HOSPITAL REVENUE
           (University Medical Center Project)
           Series '89 VRDN(a)
   5,000   2/01/19                                 4.33        5,000,000
           JACKSONVILLE IDR
           (Columbia Paving Inc.)
           AMT VRDN(a)
     600   9/01/07                                 4.15          600,000
           JACKSONVILLE IDR
           (St. John's Medical Investors)
           Series '96 VRDN(a)
   2,130   1/01/15                                 4.25        2,130,000
           JACKSONVILLE IDR
           (University of Florida
           Health Science Center)
           Series '89 VRDN(a)
     900   7/01/19                                 4.38          900,000
           LATANA WATER & SEWER REVENUE
           FGIC
     150   10/01/97                                4.00          150,359
           LEE COUNTY HFA SFMR
           (Multi-County Program)
           Series '97A AMT PPB(a)
   1,400   9/01/30                                 3.70        1,400,000
           LEE COUNTY IDA
           (Christian & Missionary Project)
           VRDN(a)
   2,500   4/01/10                                 4.25        2,500,000
           LEON COUNTY SALES & SEWER TAX REVENUE
           (Criminal Detention Facility Project)
           AMBAC
     400   10/01/97                                3.65          401,921
           MANATEE COUNTY SCHOOL BOARD COP
           Master Lease Program
           Series '96 MBIA
   1,000   7/01/97                                 4.25        1,000,000
           MARION COUNTY HFA MFHR
           (Paddock Place Project)
           Series '85F VRDN(a)
   1,100   12/01/07                                4.25        1,100,000
           MARION COUNTY HFA MFHR
           (Summer Trace Project)
           Series '85D VRDN(a)
   2,300   12/01/07                                4.25        2,300,000
           MONROE COUNTY SALES TAX REVENUE
           MBIA
     100   4/01/98                                 4.00          101,091
           ORANGE COUNTY HFA MFHR
           (Sundown Assoc. II)
           Series B VRDN(a)
   1,000   6/01/04                                 4.30        1,000,000
           ORANGE COUNTY HFA SFMR
           Series '96B AMT PPB(a)
   2,000   4/01/29                                 3.70        2,000,000
           PALM BEACH COUNTY SFMR
           Series '97B AMT PPB(a)
   2,500   10/01/30                                3.95        2,500,000
           PALM BEACH MFHR
           (Lake Crystal)
           Series '88A AMT VRDN(a)
   1,595   9/01/13                                 4.30        1,595,000
           PINELLAS COUNTY
           (Resource Recovery Revenue)
           Series '96 MBIA AMT
   2,770   10/01/97                                3.96        2,773,723
           PINELLAS COUNTY
           (Resource Recovery Revenue)
           Series A MBIA
   2,625   10/01/97                                3.59        2,642,456
           PINELLAS COUNTY HEALTH FACILITIES
           (Mease Manor, Inc.)
           Series '95 VRDN(a)
   4,150   11/01/15                                4.30        4,150,000


2



ALLIANCE MUNICIPAL TRUST - FLORIDA PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           POLK COUNTY IDR
           (Protel Inc.) AMT VRDN(a)
$    400   9/01/07                                 4.20%     $   400,000
           SEMINOLE COUNTY SCHOOL DISTRICT RAN
           Series '97
   1,000   2/17/98                                 3.65        1,001,366

           Total Municipal Bonds
           (amortized cost $78,637,637)                       78,638,428

           COMMERCIAL PAPER-14.5%
           FLORIDA-12.8%
           CITY OF JACKSONVILLE
   3,000   7/24/97                                 4.00        3,000,000
           FLORIDA LOCAL
           GOVERNMENT COMMISSION
           (Assoc. of Counties)
   1,960   7/23/97                                 3.75        1,960,000
           FLORIDA LOCAL
           GOVERNMENT COMMISSION
           (Assoc. of Counties)
   1,000   9/12/97                                 3.75        1,000,000
           HILLSBOROUGH COUNTY
           (Tampa Intl. Airport)
           Series '94 AMT
   2,000   7/16/97                                 3.90        2,000,000
           INDIAN RIVER HOSPITAL DISTRICT
           Series '90
   3,500   7/25/97                                 3.70        3,500,000
                                                             ------------
                                                              11,460,000

           PUERTO RICO-1.7%
           PUERTO RICO GOVERNMENT
           DEVELOPMENT BANK
           Series '96
   1,500   7/14/97                                 3.85        1,500,000

           Total Commercial Paper
           (amortized cost $12,960,000)                       12,960,000

           TOTAL INVESTMENTS-102.7%
           (amortized cost $91,597,637)                       91,598,428
           Other assets less liabilities-(2.7%)               (2,449,498)

           NET ASSETS-100%
           (offering and redemption
           price of $1.00 per share;
           89,150,116 shares outstanding)                    $89,148,930


#    All securities either mature or their interest rate changes in one year or less.

(a) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Periodic Put Bonds (PPB) are payable on demand quarterly, semi-annually or annually and their interest rates change less frequently than rates on Variable Rate Demand Notes.

     Glossary of Terms:
     AMBAC American municipal bond assurance corporation
     AMT   Alternative minimum tax
     COP   Certificate of participation
     FGIC  Financial guaranty insurance company
     FSA   Financial security assurance
     HFA   Housing finance agency/authority
     IDA   Industrial development authority
     IDB   Industrial development board
     IDR   Industrial development revenue
     MBIA  Municipal bond investors assurance
     MFHR  Multi-family housing revenue
     PCR   Pollution control revenue
     RAN   Revenue anticipation note
     SFHR  Single family housing revenue
     SFMR  Single family mortgage revenue

     See notes to financial statements.


3



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - FLORIDA PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $3,869,205

EXPENSES
  Advisory fee (Note B)                               $  533,806
  Distribution assistance and administrative
    service (Note C)                                     450,269
  Custodian fees                                          71,284
  Transfer agency (Note B)                                49,505
  Printing                                                33,386
  Audit and legal fees                                    14,096
  Registration fees                                       12,174
  Amortization of organization expense                     4,329
  Trustees' fees                                           2,950
  Miscellaneous                                            7,611
  Total expenses                                       1,179,410
  Less: expense reimbursement and fee waiver            (481,813)
  Net expenses                                                         697,597
  Net investment income                                              3,171,608

UNREALIZED GAIN ON INVESTMENTS
  Net change in unrealized appreciation of investments                     791

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $3,172,399


See notes to financial statements.


4



STATEMENT OF CHANGES
IN NET ASSETS
ALLIANCE MUNICIPAL TRUST - FLORIDA PORTFOLIO
_______________________________________________________________________________

                                                                     JULY 28,
                                                     YEAR ENDED     1995(A) TO
                                                    JUNE 30,1997   JUNE 30,1996
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $ 3,171,608    $ 1,798,513
  Net realized loss on investment transactions               -0-        (1,977)
  Net change in unrealized appreciation of
    investments                                             791             -0-
  Net increase in net assets from operations          3,172,399      1,796,536

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                              (3,171,608)    (1,798,513)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (decrease) (Note E)                   (2,031,246)    91,181,362
  Total increase (decrease)                          (2,030,455)    91,179,385

NET ASSETS
  Beginning of period                                91,179,385             -0-
  End of period                                     $89,148,930    $91,179,385


(a)  Commencement of operations

     See notes to financial statements.


5



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - FLORIDA PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. The Fund operates as a series company currently issuing eight classes of shares of beneficial interest: Alliance Municipal Trust-General Portfolio, Alliance Municipal Trust-New York Portfolio, Alliance Municipal Trust-California Portfolio, Alliance Municipal Trust-Connecticut Portfolio, Alliance Municipal Trust-New Jersey Portfolio, Alliance Municipal Trust-Virginia Portfolio, Alliance Municipal Trust-Florida Portfolio (the "Portfolio") and Alliance Municipal Trust-Massachusetts Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The Florida Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity. Amortization of premium is charged to income. Accretion of market discount is credited to unrealized gains.

2. ORGANIZATION EXPENSES
The organization expenses of the Portfolio are being amortized against income on a straight-line basis through July, 2000.

3. TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. DIVIDENDS
The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end. Dividends paid from net investment income for the year ended June 30, 1997, are exempt from federal income taxes. However, certain shareholders may be subject to the alternative minimum tax.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45 of 1% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. The Adviser also voluntarily agreed to reimburse the Portfolio from July 1, 1996 to May 31, 1997 for expenses exceeding .65 of 1% of its average daily net assets and from June 1, 1997 to June 30, 1997 for expenses exceeding .70 of 1% of its average daily net assets. For the year ended June 30, 1997, the reimbursement amounted to $375,051. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $22,601 for the year ended June 30, 1997.


6



ALLIANCE MUNICIPAL TRUST - FLORIDA PORTFOLIO
_______________________________________________________________________________

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25% of 1% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1997, the distribution fee amounted to $266,904 of which $106,762 was waived. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services, and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1997, such payments by the Portfolio amounted to $183,365 of which $92,000 was paid to the Adviser.

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1997 the Portfolio had a capital loss carry forward of $1,977 which expires in the year 2004.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.01 par value) are authorized. At June 30, 1997, capital paid-in aggregated $89,150,116. Transactions, all at $1.00 per share, were as follows:

                                                 YEAR ENDED    JULY 28,1995(A)
                                                  JUNE 30,         THROUGH
                                                    1997        JUNE 30, 1996
                                               -------------   ---------------
Shares sold                                     509,670,004      355,151,881
Shares issued on reinvestments of dividends       3,171,608        1,798,513
Shares redeemed                                (514,872,858)    (265,769,032)
Net increase (decrease)                          (2,031,246)      91,181,362


(a)  Commencement of operations.


7



FINANCIAL HIGHLIGHTS
ALLIANCE MUNICIPAL TRUST - FLORIDA PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                JULY 28,1995(A)
                                                     YEAR ENDED      THROUGH
                                                       JUNE 30,     JUNE 30,
                                                         1997         1996
                                                      ---------  --------------
Net asset value, beginning of period                    $ 1.00      $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                                 .030        .030

LESS DIVIDENDS
Dividends from net investment income                     (.030)      (.030)
Net asset value, end of period                          $ 1.00      $ 1.00
Total investment return based on net asset value (c)      3.03%       3.32%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $89,149     $91,179
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements              .65%        .58%(d)
  Expenses, before waivers and reimbursements             1.10%       1.24%(d)
  Net investment income (b)                               2.97%       3.12%(d)


(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(d)  Annualized.


8



INDEPENDENT AUDITOR'S REPORT
ALLIANCE MUNICIPAL TRUST - FLORIDA PORTFOLIO
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
ALLIANCE MUNICIPAL TRUST - FLORIDA PORTFOLIO

We have audited the accompanying statement of net assets of the Florida Portfolio of Alliance Municipal Trust as of June 30, 1997 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Florida Portfolio of Alliance Municipal Trust as of June 30, 1997, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
July 29, 1997


9

















































                                6
00250185.AJ0

ALLIANCE MUNICIPAL TRUST -MASSACHUSETTS PORTFOLIO

ALLIANCE CAPITAL


ANNUAL REPORT
JUNE 30, 1997



STATEMENT OF NET ASSETS
JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - MASSACHUSETTS PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           MUNICIPAL BONDS-97.2%
           MASSACHUSETTS-77.9%
           ACUSHNET BAN
$    500   11/06/97                                3.79%     $   500,784
           BARNSTABLE BAN
     495   6/15/98                                 3.83          504,970
           BRIDGEWATER BAN
           FGIC
     300   6/01/98                                 3.90          309,627
           CHATHAM GO
     500   7/01/98                                 3.83          514,170
           LEXINGTON BAN
           Series '97
     210   4/15/98                                 3.90          210,112
           MASSACHUSETTS EDUCATIONAL
           FINANCING AUTHORITY
           Series E AMT VRDN(a)
   1,100   7/01/15                                 4.25        1,100,000
           MASSACHUSETTS GO
           Series '90E VRDN(a)
     120   12/01/97                                4.00          120,000
           MASSACHUSETTS GO
           Series B VRDN(a)
     400   12/01/97                                4.00          400,000
           MASSACHUSETTS HEALTH &
           EDUCATION FACILITY
           (Capital Asset Program)
           VRDN(a)
   1,200   1/01/01                                 3.80        1,200,000
           MASSACHUSETTS HEALTH &
           EDUCATION FACILITY
           (Harvard University)
           Series '85 VRDN(a)
   1,000   8/01/17                                 4.00        1,000,000
           MASSACHUSETTS HEALTH &
           EDUCATION FACILITY
           (Massachusetts Institute of Technology)
           Series '91 VRDN(a)
     300   7/01/21                                 3.90          300,000
           MASSACHUSETTS IDA
           (Carand Realty Trust)
           AMT VRDN(a)
     500   5/01/17                                 4.15          500,000
           MASSACHUSETTS IDA
           (Goddard House Project)
           Series '95 VRDN(a)
     500   11/01/25                                4.15          500,000
           MASSACHUSETTS IDA
           (Groton School Project)
           Series '89 VRDN(a)
     500   6/01/19                                 4.00          500,000
           MASSACHUSETTS IDA
           (Newbury College Project)
           Series '96 VRDN(a)
     700   6/01/21                                 4.05          700,000
           MASSACHUSETTS IDA
           (Showa Womens Institute, Inc)
           Series '94 VRDN(a)
     400   3/15/04                                 4.00          400,000
           MASSACHUSETTS IDA
           Res. Rec.: (Ogden Haverhill Project)
           Series '92 VRDN(a)
     600   12/01/06                                4.10          600,000
           MASSACHUSETTS IDA PCR
           (Holyoke Water & Power Co.)
           Series A VRDN(a)
     800   5/01/22                                 3.85          800,000
           MASSACHUSETTS IDA PCR
           (New England Power Co.)
           VRDN(a)
     700   10/01/22                                4.00          700,000
           NEWTON BAN
     320   4/15/98                                 3.85          322,079
           PEABODY BAN
           Series '97
     300   4/14/98                                 3.85          300,874
           PEPPERELL BAN
           MBIA
     230   5/15/98                                 3.90          235,057
                                                             ------------
                                                              11,717,673

           CALIFORNIA-4.6%
           CONTRA COSTA COUNTY MFHR
           (Park Regency Apts.)
           Series '92A AMT VRDN(a)
     700   8/01/32                                 4.20          700,000
           DISTRICT OF COLUMBIA-4.0%
           DISTRICT OF COLUMBIA GO
           Series '92 A-4 VRDN(a)
     600   10/01/07                                4.30          600,000


1



STATEMENT OF NET ASSETS
(CONTINUED)
ALLIANCE MUNICIPAL TRUST - MASSACHUSETTS PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           NEW YORK-2.7%
           NEW YORK CITY IDR
           (Brooklyn Navy Yard Project)
           Series '95B AMT VRDN(a)
$    400   7/01/29                                 4.15%     $   400,000
           PUERTO RICO-5.3%
           PUERTO RICO GOVERNMENT
           DEVELOPMENT BANK
           Series '85 VRDN(a)
     100   12/01/15                                3.75          100,000
           PUERTO RICO HIGHWAY &
           TRANSPORTATION AUTHORITY
           Series X VRDN(a)
     400   7/01/99                                 3.75          400,000
           PUERTO RICO INDUSTRIAL, MEDICAL,
           HIGHER EDUCATION & ENVIRONMENT
           (Ana G. Mendez Educ.
           Foundation Project)
           VRDN(a)
     300   12/01/15                                4.20          300,000
                                                              -----------
                                                                 800,000

           TEXAS-2.7%
           BRAZOS RIVER HARBOR
           NAVIGATION DISTRICT
           (Dow Chemical Company Project)
           Series '97 AMT VRDN(a)
     400   5/01/27                                 5.20          400,000

           Total Municipal Bonds
           (amortized cost $14,617,673)                      $14,617,673

           COMMERCIAL PAPER-5.3%
           MASSACHUSETTS-2.0%
           MASSACHUSETTS WATER AUTHORITY
     300   7/18/97                                 3.85          300,000

           PUERTO RICO-3.3%
           PUERTO RICO GOVERNMENT
           DEVELOPMENT BANK
           Series '96
     500   7/14/97                                 3.80          500,000

           Total Commercial Paper
           (amortized cost $800,000)                             800,000

           TOTAL INVESTMENTS-102.5%
           (amortized cost $15,417,673)                       15,417,673
           Other assets less liabilities-(2.5%)                 (371,574)

           NET ASSETS-100%
           (offering and redemption
           price of $1.00 per share;
           15,046,099 shares outstanding)                    $15,046,099


#    All securities either mature or their interest rate changes in one year or less.

(a) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Periodic Put Bonds (PPB) are payable on demand quarterly, semi-annually or annually and their interest rates change less frequently than rates on Variable Rate Demand Notes.

     Glossary of Terms:
     AMT   Alternative minimum tax
     BAN   Bond anticipation note
     FGIC  Financial guaranty insurance company
     GO    General obligation
     IDA   Industrial development authority
     IDR   Industrial development revenue
     MBIA  Municipal bond investors assurance
     MFHR  Multi-family housing revenue
     PCR   Pollution control revenue

     See notes to financial statements.


2



STATEMENT OF OPERATIONS
APRIL 17, 1997* TO JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - MASSACHUSETTS PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                              $69,477

EXPENSES
  Advisory fee (Note B)                                       $8,742
  Distribution assistance and administrative service(Note C)  12,876
  Printing                                                     7,550
  Audit and legal fees                                         6,760
  Transfer agency (Note B)                                     4,878
  Registration fees                                            4,635
  Custodian fees                                               4,467
  Trustees' fees                                                 810
  Amortization of organization expense                           350
  Miscellaneous                                                1,185
  Total expenses                                              52,253
  Less: expense reimbursement and fee waiver                 (43,511)
  Net expenses                                                            8,742

NET INCREASE IN NET ASSETS FROM OPERATIONS                              $60,735


*    Commencement of operations.
     See notes to financial statements.


3



STATEMENT OF CHANGES
IN NET ASSETS
ALLIANCE MUNICIPAL TRUST - MASSACHUSETTS PORTFOLIO
_______________________________________________________________________________

                                                                APRIL 17, 1997*
                                                                            TO
                                                                 JUNE 30, 1997
                                                                ---------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                                           $    60,735

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                               (60,735)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (Note E)                                            15,046,099
  Total increase                                                   15,046,099

NET ASSETS
  Beginning of period                                                      -0-
  End of period                                                   $15,046,099


*    Commencement of operations.
     See notes to financial statements.


4



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - MASSACHUSETTS PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. The Fund operates as a series company currently issuing eight classes of shares of beneficial interest: Alliance Municipal Trust-General Portfolio, Alliance Municipal Trust-New York Portfolio, Alliance Municipal Trust-California Portfolio, Alliance Municipal Trust-Connecticut Portfolio, Alliance Municipal Trust-New Jersey Portfolio, Alliance Municipal Trust-Virginia Portfolio, Alliance Municipal Trust-Florida Portfolio and Alliance Municipal Trust-Massachusetts Portfolio (the "Portfolio"). Each series is considered to be a separate entity for financial reporting and tax purposes. The Massachusetts portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity. Amortization of premium is charged to income. Accretion of market discount is credited to unrealized gains.

2. ORGANIZATION EXPENSE
The organization expenses of the Portfolio are being amortized against income on a straight-line basis through July, 2002.

3. TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. DIVIDENDS
The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end. Dividends paid from net investment income for the period ended June 30, 1997, are exempt from federal income taxes. However, certain shareholders may be subject to the alternative minimum tax.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45 of 1% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the period ended June 30, 1997, the Adviser also voluntarily agreed to reimburse the Portfolio for expenses exceeding .50 of 1% of its average daily net assets. For the period ended June 30, 1997, the reimbursement amounted to $39,140. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $3,015 for the period ended June 30, 1997.


5


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
ALLIANCE MUNICIPAL TRUST - MASSACHUSETTS PORTFOLIO
_______________________________________________________________________________

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25% of 1% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities.

For the period ended June 30, 1997, the distribution fee amounted to $4,371, all of which was waived. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services, and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the period ended June 30, 1997, such payments by the Portfolio amounted to $8,505 of which no payment was made to the Adviser.

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.01 par value) are authorized. At June 30, 1997, capital paid-in aggregated $15,046,099. Transactions, all at $1.00 per share, were as follows:

                                                   APRIL 17, 1997(A)
                                                          THROUGH
                                                    JUNE 30, 1997
                                                   -----------------
Shares sold                                            25,831,508
Shares issued on reinvestments of dividends                60,735
Shares redeemed                                       (10,846,144)
Net increase                                           15,046,099


(a)  Commencement of operations.


6



FINANCIAL HIGHLIGHTS
ALLIANCE MUNICIPAL TRUST - MASSACHUSETTS PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                         APRIL 17, 1997(A)
                                                               THROUGH
                                                           JUNE 30, 1997
                                                         -----------------
Net asset value, beginning of period                            $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                                         .007

LESS: DIVIDENDS
Dividends from net investment income                             (.007)
Net asset value, end of period                                  $ 1.00

TOTAL RETURNS
Total investment return based on net asset value (c)(d)           3.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $15,046
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements (d)                  .50%
  Expenses, before waivers and reimbursements (d)                 2.99%
  Net investment income (b)(d)                                    3.47%


(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(d)  Annualized.


7



INDEPENDENT AUDITOR'S REPORT
ALLIANCE MUNICIPAL TRUST - MASSACHUSETTS PORTFOLIO
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
ALLIANCE MUNICIPAL TRUST - MASSACHUSETTS PORTFOLIO

We have audited the accompanying statement of net assets of the Massachusetts Portfolio of Alliance Municipal Trust as of June 30, 1997 and the related statements of operations, changes in net assets, and financial highlights for the period indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Massachusetts Portfolio of Alliance Municipal Trust as of June 30, 1997, and the results of its operations, changes in its net assets, and its financial highlights for the period indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
July 29, 1997


8

















































                                7
00250185.AJ0

ALLIANCE MUNICIPAL TRUST -NEW JERSEY PORTFOLIO

ALLIANCE CAPITAL


ANNUAL REPORT
JUNE 30, 1997



STATEMENT OF NET ASSETS
JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - NEW JERSEY PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           MUNICIPAL BONDS-92.5%
           NEW JERSEY-80.3%
           BERGEN COUNTY
           Series '95
$    500   7/15/97                                 3.50%     $   500,226
           BERGEN COUNTY UTILITY AUTHORITY
           FGIC Pre-Refunded
   1,000   3/15/98                                 3.90        1,026,382
           CALDWELL GO
           FGIC
     470   10/01/97                                3.95          471,380
           CAMDEN COUNTY MUNICIPAL
           UTILITY AUTHORITY
           Sewer Revenue FGIC
   1,500   7/15/97                                 3.55        1,500,025
           CARLSTADT COUNTY
           Refunding Notes
     500   3/01/98                                 3.70          501,451
           EAST WINDOR TOWNSHIP BAN
   5,000   4/17/98                                 3.90        5,013,345
           ESSEX COUNTY IMPROVEMENT AUTHORITY
           (County Asset Sale Proj.)
           Series '95 AMBAC VRDN(a)
   5,500   12/01/25                                4.00        5,500,000
           FORT LEE BAN
           Series '97
   2,320   5/22/98                                 3.90        2,325,950
           GLOUCESTER COUNTY PCR
           (Mobil Oil Co.) VRDN(a)
   2,000   12/01/03                                3.75        2,000,000
           JERSEY CITY BAN
   2,500   9/26/97                                 4.05        2,502,576
           MAHWAH TOWNSHIP SCHOOL DISTRICT
           Temporary Notes
   3,000   7/25/97                                 3.95        3,000,568
           MANCHESTER TOWNSHIP GO
           FGIC
     457   12/01/97                                3.70          458,954
           MERCER COUNTY IMPROVEMENT AUTHORITY
           (Aces Pooled Govt Loan Prog.) VRDN(a)
   3,100   11/01/98                                4.00        3,100,000
           MIDDLESEX BAN
   1,200   6/24/98                                 3.90        1,203,955
           MONMOUTH COUNTY GO
     500   7/01/98                                 3.95          505,094
           NEW JERSEY ECONOMIC
           DEVELOPMENT AUTHORITY
           (American Water Company)
           Series '97B AMT VRDN(a)
   3,000   5/01/32                                 3.90        3,000,000
           NEW JERSEY ECONOMIC
           DEVELOPMENT AUTHORITY
           (Crane's Mill Proj.)
           Series '97C VRDN(a)
   8,000   2/01/04                                 3.90        8,000,000
           NEW JERSEY ECONOMIC
           DEVELOPMENT AUTHORITY
           (Epitaxx, Inc.)
           Series '91 AMT VRDN(a)
   5,000   8/01/16                                 4.38        5,000,000
           NEW JERSEY ECONOMIC
           DEVELOPMENT AUTHORITY
           (Hillcrest Health Services)
           Series '95 VRDN(a)
   7,900   1/01/22                                 4.10        7,900,000
           NEW JERSEY ECONOMIC
           DEVELOPMENT AUTHORITY
           (Kinder-Care Learning Centers)
           Series D VRDN(a)
     390   10/01/00                                4.35          390,000
           NEW JERSEY ECONOMIC
           DEVELOPMENT AUTHORITY
           (Merck & Co.) Series '82 VRDN(a)
   1,300   10/01/22                                4.38        1,300,000
           NEW JERSEY ECONOMIC
           DEVELOPMENT AUTHORITY
           Composite Issue
           Series '92U AMT VRDN(a)
   1,835   12/01/02                                4.15        1,835,000


1



STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MUNICIPAL TRUST - NEW JERSEY PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           NEW JERSEY ECONOMIC
           DEVELOPMENT AUTHORITY IDR
           (Economic Growth)
           Series B AMT VRDN(a)
$  1,435   8/01/04                                 4.20%     $ 1,435,000
           NEW JERSEY ECONOMIC
           DEVELOPMENT AUTHORITY IDR
           (Fujinon Inc. Project)
           Series '86 VRDN(a)
     600   3/01/01                                 4.25          600,000
           NEW JERSEY ECONOMIC
           DEVELOPMENT AUTHORITY IDR
           (STP Company Project)
           Series '92 VRDN(a)
   2,885   7/01/06                                 4.00        2,885,000
           NEW JERSEY ECONOMIC
           DEVELOPMENT AUTHORITY PCR
           (Hoffman-LA Roche Inc.) VRDN(a)
   2,800   2/01/05                                 4.13        2,800,000
           NEW JERSEY HEALTH CARE
           FACILITIES FINANCING
           (Shore Memorial Hospital)
           Series C MBIA Pre-Refunded
   2,600   7/01/97                                 3.60        2,652,000
           NEW JERSEY STATE TRANSPORT
           TRUST FUND AUTHORITY
           (Transportation System)
           Series A ETM
   1,000   6/15/98                                 3.91        1,003,578
           NEW JERSEY STATE TURNPIKE AUTHORITY
           (Turnpike Revenue)
           Series '91D FGIC VRDN(a)
   7,000   1/01/18                                 3.80        7,000,000
           NEWARK HEALTHCARE FACILITY REVENUE
           (Urban Renewal Corp. Care Fac.)
           Series A VRDN(a)
   2,990   6/01/30                                 4.40        2,990,000
           PASSAIC COUNTY BAN
           Series '97
   5,000   4/03/98                                 3.85        5,023,630
           PLEASANTVILLE SCHOOL DISTRICT
           Temporary Notes
   4,500   8/28/97                                 3.93        4,502,172
           PORT AUTHORITY OF NEW
           YORK AND NEW JERSEY
           (Versatile Structure)
           Series '96-5 VRDN(a)
   1,300   8/01/24                                 4.10        1,300,000
           PORT AUTHORITY OF NEW
           YORK AND NEW JERSEY
           (Versatile Structure)
           Series 1 AMT VRDN(a)
   1,000   8/01/28                                 4.15        1,000,000
           PRINCETON TOWNSHIP BAN
           Series '96
   1,400   8/27/97                                 3.85        1,400,887
           PRINCETON TOWNSHIP GO
           Series '86
     500   7/01/97                                 3.55          500,000
           ROSELAND
           General Improvement FGIC
     200   3/15/98                                 3.85          201,708
           SALEM COUNTY PCR
           (Dupont Corp.) Series '82A VRDN(a)
   2,400   3/01/12                                 3.80        2,400,000
           WILDWOOD GO
           FSA
     460   9/15/97                                 4.00          461,300
           WOODBRIDGE TOWNSHIP BAN
   4,000   7/02/97                                 3.85        4,000,006
                                                             ------------
                                                              99,190,187

           ARIZONA-1.6%
           PIMA COUNTY IDA
           (Tucson Electric Power Company)
           Series '90 AMT VRDN(a)
   2,000   5/01/25                                 4.20        2,000,000

           NEW HAMPSHIRE-2.0%
           NEW HAMPSHIRE IDA
           (Connecticut Light & Power Co.)
           Series '86 AMT VRDN(a)
   2,400   11/01/16                                4.25        2,400,000


2



ALLIANCE MUNICIPAL TRUST - NEW JERSEY PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           NEW YORK-2.4%
           NEW YORK CITY IDA
           (Nippon Cargo Air Project)
           Series '92 AMT VRDN(a)
$  3,000   11/01/15                                5.80%     $ 3,000,000

           PUERTO RICO-3.3%
           PUERTO RICO GO TRAN
           Series '97A
   4,100   7/30/97                                 3.55        4,101,380

           VIRGINIA-2.9%
           ALEXANDRIA REDEVELOPMENT
           AND HOUSING AUTHORITY MFHR
           (Crystal City Apts. Proj.)
           Series '90A AMT VRDN(a)
   3,600   12/15/18                                4.35        3,600,000

           Total Municipal Bonds
           (amortized cost $114,291,567)                     114,291,567

           COMMERCIAL PAPER-8.7%
           NEW JERSEY-5.5%
           NEW JERSEY ECONOMIC
           DEVELOPMENT AUTHORITY
           (Chambers Cogeneration )
           Series '91 AMT
   2,000   8/21/97                                 3.70        2,000,000
           PORT AUTHORITY OF NEW
           YORK AND NEW JERSEY
           AMT
   4,800   7/18/97                                 3.75        4,800,000
                                                             ------------
                                                               6,800,000

           NEW YORK-1.6%
           NEW YORK CITY MUNICIPAL WATER
           AUTHORITY FINANCE
           Series 4
   2,000   10/09/97                                3.80        2,000,000

           PUERTO RICO-1.6%
           PUERTO RICO GOVERNMENT
           DEVELOPMENT BANK
           Series '96
   2,000   7/14/97                                 3.80        2,000,000

           Total Commercial Paper
           (amortized cost $10,800,000)                       10,800,000

           TOTAL INVESTMENTS-101.2%
           (amortized cost $125,091,567)                     125,091,567
           Other assets less liabilities-(1.2%)               (1,512,313)

           NET ASSETS-100%
           (offering and redemption
           price of $1.00 per share;
           123,580,537 shares outstanding)                  $123,579,254


#    All securities either mature or their interest rate changes in one year or less.

(a) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Periodic Put Bonds (PPB) are payable on demand quarterly, semi-annually or annually and their interest rates change less frequently than rates on Variable Rate Demand Notes.

     Glossary of Terms:
     AMBAC American municipal bond assurance corporation
     AMT   Alternative minimum tax
     BAN   Bond anticipation note
     ETM   Escrowed to maturity
     FGIC  Financial guaranty insurance company
     FSA   Financial security assurance
     GO    General obligation
     IDA   Industrial development authority
     IDR   Industrial development revenue
     MBIA  Municipal bond investors assurance
     MFHR  Multi-family housing revenue
     PCR   Pollution control revenue
     TRAN  Tax & revenue anticipation note

     See notes to financial statements.


3



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - NEW JERSEY PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $4,175,627

EXPENSES
  Advisory fee (Note B)                               $  591,407
  Distribution assistance and administrative
    service (Note C)                                     404,168
  Transfer agency (Note B)                               181,157
  Custodian fees                                          76,705
  Printing                                                20,396
  Audit and legal fees                                    16,814
  Registration fees                                       15,949
  Trustees' fees                                           2,803
  Amortization of organization expense                     2,026
  Miscellaneous                                            9,846
  Total expenses                                       1,321,271
  Less: expense reimbursement and fee waiver            (315,879)
  Net expenses                                                       1,005,392
  Net investment income                                              3,170,235

UNREALIZED LOSS ON INVESTMENTS
  Net change in unrealized appreciation of investments                  (3,305)

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $3,166,930


See notes to financial statements.


4



STATEMENT OF CHANGES
IN NET ASSETS
ALLIANCE MUNICIPAL TRUST - NEW JERSEY PORTFOLIO
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                    JUNE 30,1997   JUNE 30,1996
                                                   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  3,170,235    $ 2,562,279
  Net realized loss on investment transactions               -0-           (32)
  Net change in unrealized appreciation of
    investments                                          (3,305)         3,305
  Net increase in net assets from operations          3,166,930      2,565,552

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                              (3,170,235)    (2,562,279)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (Note E)                              25,484,266     23,962,316
  Total increase                                     25,480,961     23,965,589

NET ASSETS
  Beginning of year                                  98,098,293     74,132,704
  End of year                                      $123,579,254    $98,098,293


See notes to financial statements.


5



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - NEW JERSEY PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. The Fund operates as a series company currently issuing eight classes of shares of beneficial interest: Alliance Municipal Trust-General Portfolio, Alliance Municipal Trust-New York Portfolio, Alliance Municipal Trust-California Portfolio, Alliance Municipal Trust-Connecticut Portfolio, Alliance Municipal Trust-New Jersey Portfolio (the "Portfolio"), Alliance Municipal Trust-Virginia Portfolio, Alliance Municipal Trust-Florida Portfolio and Alliance Municipal Trust-Massachusetts Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, the Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity. Amortization of premium is charged to income. Accretion of market discount is credited to unrealized gains.

2. ORGANIZATION EXPENSES
The organization expenses of the Portfolio are being amortized against income on a straight-line basis through February 7, 1999.

3. TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. DIVIDENDS
The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end. Dividends paid from net investment income for the year ended June 30, 1997, are exempt from federal income taxes. However, certain shareholders may be subject to the alternative minimum tax.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45 of 1% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. The Adviser also voluntarily agreed to reimburse the Portfolio for the year ended June 30, 1997 for expenses exceeding .85 of 1% of its average daily net assets. For the year ended June 30, 1997, the reimbursement amounted to $197,597. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $100,339 for the year ended June 30, 1997.


6



ALLIANCE MUNICIPAL TRUST - NEW JERSEY PORTFOLIO
_______________________________________________________________________________

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25% of 1% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1997, the distribution fee amounted to $295,704 of which $118,282 was waived. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1997, such payments by the Portfolio amounted to $108,464 of which $91,000 was paid to the Adviser.

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1997 the Portfolio had a capital loss carryforward of $1,283, of which $1,032 expires in 2003 $219, expires in the year 2004 and $32 expires in 2005.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.01 par value) are authorized. At June 30, 1997, capital paid-in aggregated $123,580,537. Transactions, all at $1.00 per share, were as follows:

                                                   YEAR ENDED       YEAR ENDED
                                                    JUNE 30,         JUNE 30,
                                                      1997             1996
                                                 -------------    -------------
Shares sold                                       521,386,264      392,300,834
Shares issued on reinvestments of dividends         3,170,235        2,562,279
Shares redeemed                                  (499,072,233)    (370,900,797)
Net increase                                       25,484,266       23,962,316


7



FINANCIAL HIGHLIGHTS
ALLIANCE MUNICIPAL TRUST - NEW JERSEY PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                        YEAR ENDED JUNE 30,       FEB. 7,1994(A)
                                               ----------------------------------     THROUGH
                                                   1997        1996        1995    JUNE 30,1994
                                               ----------  ----------  ----------  -------------
Net asset value, beginning of period              $1.00       $1.00       $1.00       $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                          .027        .028        .029        .008

LESS: DIVIDENDS
Dividends from net investment income              (.027)      (.028)      (.029)      (.008)
Net asset value, end of period                    $1.00       $1.00       $1.00       $1.00

TOTAL RETURNS
Total investment return based on net
  asset value (c)                                  2.72%       2.89%       2.93%       2.08%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)      $123,579     $98,098     $74,133     $36,909
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements       .85%        .82%        .74%        .70%(d)
  Expenses, before waivers and reimbursements      1.12%       1.19%       1.29%       1.93%(d)
  Net investment income (b)                        2.68%       2.84%       2.98%       2.07%(d)


(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(d)  Annualized.


8



INDEPENDENT AUDITOR'S REPORT
ALLIANCE MUNICIPAL TRUST - NEW JERSEY PORTFOLIO
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
ALLIANCE MUNICIPAL TRUST - NEW JERSEY PORTFOLIO

We have audited the accompanying statement of net assets of the New Jersey Portfolio of Alliance Municipal Trust as of June 30, 1997 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statement and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the New Jersey Portfolio of Alliance Municipal Trust as of June 30, 1997, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
July 29, 1997


9

















































                                8
00250185.AJ0

ALLIANCE MUNICIPAL TRUST -NEW YORK PORTFOLIO

ALLIANCE CAPITAL


ANNUAL REPORT
JUNE 30, 1997



STATEMENT OF NET ASSETS
JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - NEW YORK PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           MUNICIPAL BONDS-92.0%
           NEW YORK-91.7%
           ALBANY CENTRAL SCHOOL DISTRICT
           Series A FGIC
$  1,075   5/01/98                                 4.00%     $ 1,083,680
           ALBANY IDR
           (Davies Office Refurbishing Inc.)
           Series '95 AMT VRDN(a)
   2,500   9/01/15                                 4.25        2,500,000
           ALBANY IDR
           (Davies Office Refurbishing Inc.)
           Series '97 AMT VRDN(a)
   1,300   2/01/17                                 4.25        1,300,000
           BABYLON UNION FREE SCHOOL
           DISTRICT TAN
           Series B
   1,500   6/29/98                                 3.85        1,505,744
           BROOME COUNTY
           (Public Improvement Project)
           Series '97 MBIA
   3,200   4/15/98                                 3.90        3,236,157
           BROOME COUNTY BAN
           Series '97
   7,973   4/15/98                                 3.92        7,992,923
           BUFFALO RAN
           Series A
   1,300   7/15/97                                 3.60        1,300,318
           CENTRAL ISLIP TAN
   5,000   6/30/98                                 3.90        5,002,350
           CLINTON COUNTY GO BAN
   5,200   9/26/97                                 3.96        5,203,570
           CLYDE-SAVANNAH CENTRAL SCHOOL
           DISTRICT
           FGIC
     625   6/15/98                                 3.90          631,955
           COHOES CENTRAL SCHOOL DISTRICT
           FGIC
     750   6/15/98                                 3.90          756,782
           DUTCHESS COUNTY IDR
           (Toys 'R' Us/NYTEX)
           Series '84 VRDN(a)
   1,000   11/01/19                                4.25        1,000,000
           ERIE COUNTY RAN
           Series 97A
   2,500   6/25/98                                 3.80        2,516,569
           ERIE COUNTY RAN
           Series B
   5,000   11/19/97                                3.60        5,012,105
           FRANKLIN COUNTY IDR
           (KES Chateaugay L.P.)
           Series '91A AMT VRDN(a)
  14,900   7/01/21                                 4.25       14,900,000
           GENESEO BAN
           Series '97
   1,133   4/03/98                                 3.90        1,137,943
           GENEVA CENTRAL SCHOOL DISTRICT
           FGIC
     550   6/15/98                                 3.96          554,074
           ISLIP GO BAN
           Series '96
   3,720   7/25/97                                 3.98        3,720,634
           ISLIP IDA
           (Radiation Dynamics)
           Series '88A AMT VRDN(a)
   6,000   1/01/09                                 4.50        6,000,000
           LANSING CENTRAL SCHOOL
           DISTRICT BAN
   9,500   10/08/97                                4.04        9,511,621
           LONG BEACH BOND
           AMBAC
     325   9/01/97                                 3.75          325,669
           MUNICIPAL ASSISTANCE CORPORATION
           Sub Series K-1 VRDN(a)
  15,200   7/01/08                                 4.05       15,200,000
           NAPLES CENTRAL SCHOOL DISTRICT
           FSA
     275   6/15/98                                 4.00          277,932
           NEW YORK CITY GO
           Series '95F-3 VRDN(a)
   2,000   2/15/13                                 4.15        2,000,000


1



STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MUNICIPAL TRUST - NEW YORK PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           NEW YORK CITY GO
           Series '95F-4 VRDN(a)
$  7,200   2/15/20                                 4.15%     $ 7,200,000
           NEW YORK CITY GO
           Series '95F-5 VRDN(a)
   5,000   2/15/16                                 4.15        5,000,000
           NEW YORK CITY GO
           Series '95F-6 VRDN(a)
   3,000   2/15/18                                 4.15        3,000,000
           NEW YORK CITY GO
           Series F-2 VRDN(a)
   6,700   2/15/12                                 4.05        6,700,000
           NEW YORK CITY HEALTH & HOSPITAL CORP.
           (Health Systems) Series C VRDN(a)
  17,500   2/15/26                                 4.05       17,500,000
           NEW YORK CITY HEALTH &
           HOSPITAL REVENUE
           (Health Systems) Series B VRDN(a)
   5,000   2/15/26                                 4.05        5,000,000
           NEW YORK CITY HOUSING
           DEVELOPMENT CORP. MFHR
           (Columbus Gardens Project)
           Series '93A VRDN(a)
   1,382   2/01/07                                 4.10        1,382,100
           NEW YORK CITY HOUSING
           DEVELOPMENT CORP. MFHR
           (East 96th Street Project) VRDN(a)
   8,000   8/01/15                                 4.15        8,000,000
           NEW YORK CITY HOUSING
           DEVELOPMENT CORP. MFHR
           (Montifiore Medical Center)
           Series '93A VRDN(a)
   1,000   5/01/30                                 4.05        1,000,000
           NEW YORK CITY HOUSING
           DEVELOPMENT CORP. MFHR
           (Queenswood Apts. Project)
           Series '89A VRDN(a)
   4,960   2/01/17                                 4.20        4,960,000
           NEW YORK CITY HOUSING
           DEVELOPMENT CORP. MFHR
           (West 89th Street Project)
           Series '96A AMT VRDN(a)
   8,100   12/01/29                                4.20        8,100,000
           NEW YORK CITY IDA
           (Brooklyn Navy Yard Project)
           Series '95A AMT VRDN(a)
  11,100   7/01/29                                 4.20       11,100,000
           NEW YORK CITY IDA
           (Brooklyn Navy Yard Project)
           Series '95B AMT VRDN(a)
  18,200   7/01/29                                 4.15       18,200,000
           NEW YORK CITY IDA
           (Church Heavenly Rest Day School)
           Series '91 VRDN(a)
   4,725   7/01/21                                 4.20        4,725,000
           NEW YORK CITY IDA
           (Columbia Grammar School Project)
           Series '94 VRDN(a)
   1,000   6/30/14                                 4.00        1,000,000
           NEW YORK CITY IDA
           (Korean Airlines Co.)
           Series A AMT VRDN(a)
   5,000   11/01/24                                4.10        5,000,000
           NEW YORK CITY IDA
           (Nippon Cargo Air Project)
           Series '92 AMT VRDN(a)
  12,000   11/01/15                                5.80       12,000,000
           NEW YORK STATE DORMITORY AUTHORITY
           (St. Josephs Hospital) MBIA
     795   7/01/97                                 3.71          795,000


2



ALLIANCE MUNICIPAL TRUST - NEW YORK PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           NEW YORK STATE ERDA PCR
           (Central Hudson Gas & Electric)
           Series '87A AMT VRDN(a)
$ 16,400   6/01/27                                 4.10%     $16,400,000
           NEW YORK STATE ERDA PCR
           (Long Island Lighting Co.)
           Series A PPB(a)
   6,000   3/01/16                                 3.60        6,000,000
           NEW YORK STATE ERDA PCR
           (New York State Gas & Electric)
           Series '85 PPB(a)
   5,000   3/15/15                                 3.65        5,000,000
           NEW YORK STATE ERDA PCR
           (New York State Gas & Electric)
           Series '85B PPB(a)
   4,000   10/15/15                                3.85        4,000,000
           NEW YORK STATE ERDA PCR
           (Niagara Mohawk Corp.)
           Series '86A AMT VRDN(a)
   1,400   12/01/26                                4.15        1,400,000
           NEW YORK STATE ERDA PCR
           (Rochester Gas & Electric)
           Series '84 VRDN(a)
   2,300   10/01/14                                3.55        2,300,000
           NEW YORK STATE HFA
           (Normandie Court Housing Project)
           Series '91A VRDN(a)
   8,915   5/15/15                                 4.00        8,915,000
           NEW YORK STATE JOB
           DEVELOPMENT AUTHORITY
           Series '86A-1 AMT VRDN(a)
   1,840   3/01/00                                 4.10        1,840,000
           NEW YORK STATE JOB
           DEVELOPMENT AUTHORITY
           Series '86C-1 AMT VRDN(a)
     755   3/01/00                                 4.10          755,000
           NEW YORK STATE MEDICAL
           CARE FACILITIES FINANCE AGENCY
           (Equipment Loan Program)
           Series '85 VRDN(a)
   2,000   11/01/15                                4.10        2,000,000
           NEW YORK STATE MEDICAL
           CARE FACILITIES FINANCE AGENCY
           (Equipment Loan Program)
           Series '94A VRDN(a)
  12,200   11/01/03                                4.10       12,200,000
           NEW YORK STATE MEDICAL
           CARE FACILITIES FINANCE AGENCY
           (St. Luke's Roosevelt)
           Series '93A FHA
     500   8/15/97                                 3.71          500,147
           NEW YORK STATE MEDICAL
           CARE FACILITIES FINANCE AGENCY
           FHA Pre-Refunded
   2,000   8/15/97                                 3.50        2,050,691
           NEW YORK STATE THRUWAY AUTHORITY
           (Highway & Bridge Trust Fund)
           Series '97A
  10,195   4/01/98                                 3.75       10,250,499
           NEWBURGH IDA
           (Mt. St. Mary College Civic Fac.)
           Series '91 VRDN(a)
   1,500   10/01/11                                4.25        1,500,000
           NIAGARA COUNTY IDA
           (Pyron Corp. Project)
           Series '89 AMT VRDN(a)
   2,323   11/01/04                                4.20        2,323,000
           ONONDAGA COUNTY IDA
           (Southern Container Project)
           Series '87 AMT VRDN(a)
     715   12/01/07                                4.25          715,000


3



STATEMENT OF NET ASSETS (CONTINUED)

                                  ALLIANCE MUNICIPAL TRUST - NEW YORK PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           ONTARIO COUNTY IDA
           (Ultrafab Inc.)
           Series '95 AMT VRDN(a)
$  2,200   12/01/15                                4.20%     $ 2,200,000
           PORT AUTHORITY OF NEW
           YORK AND NEW JERSEY
           Series 96-5 VRDN(a)
   2,600   8/01/24                                 4.10        2,600,000
           RENSSELAER COUNTY IDA
           (Rensselaer Polytechnic
           Institute Project)
           Series '97A VRDN(a)
   4,400   2/01/22                                 4.25        4,400,000
           SHENENDEHOWA CENTRAL
           SCHOOL DISTRICT BAN
           Series '97
   3,000   5/06/98                                 4.04        3,011,454
           SOUTHEAST NEW YORK IDA
           (The Rawplug Project)
           Series '96 AMT VRDN(a)
   2,300   5/01/21                                 4.25        2,300,000
           SUFFOLK COUNTY
           (Public Improvement Project)
           Series A AMBAC
   2,355   6/15/98                                 3.90        2,379,046
           SUFFOLK COUNTY IDA
           (Nissequogue Cogen Partners)
           Series '93 AMT VRDN(a)
   2,200   12/15/23                                4.15        2,200,000
           SYOSSET CENTRAL SCHOOL DISTRICT BAN
           Series '96
   4,500   7/18/97                                 3.92        4,500,664
           TRIBOROUGH BRIDGE & TUNNEL AUTHORITY
           Series '94 FGIC VRDN(a)
   8,400   1/01/24                                 4.15        8,400,000
           WESTCHESTER COUNTY IDR
           (Elba Enterprises Project)
           Series '86 AMT VRDN(a)
     700   12/01/01                                4.05          700,000
           WESTCHESTER COUNTY IDR
           (Hitachi America) VRDN(a)
   1,500   7/01/98                                 4.20        1,500,000
           WYANDANCH UNION FREE SCHOOL DISTRICT
           FSA
     315   4/01/98                                 3.85          318,792
                                                             ------------
                                                             325,991,419

           PUERTO RICO-0.3%
           PUERTO RICO GO TRAN
           Series '97A
   1,000   7/30/97                                 3.76        1,000,149

           Total Municipal Bonds
           (amortized cost $326,991,568)                     326,991,568

           NEW YORK
           COMMERCIAL PAPER-9.5%
           NEW YORK CITY MUNICIPAL WATER
           FINANCE AUTHORITY
  10,000   7/31/97                                 3.70       10,000,000
           NEW YORK CITY MUNICIPAL WATER
           FINANCE AUTHORITY
           Series 3
   2,000   7/31/97                                 3.80        2,000,000
           NEW YORK CITY MUNICIPAL WATER
           FINANCE AUTHORITY
           Series 4
   4,000   7/31/97                                 3.75        4,000,000
           NEW YORK CITY MUNICIPAL WATER
           FINANCE AUTHORITY
           Series 4
   1,000   10/09/97                                3.80        1,000,000
           NEW YORK STATE DORMITORY AUTHORITY
           (Memorial Sloan-Kettering
           Cancer Center)
           Series '89C
   5,035   8/21/97                                 3.75        5,035,000
           NEW YORK STATE DORMITORY AUTHORITY
           (Memorial Sloan-Kettering
           Cancer Center)
           Series '96
   5,000   7/18/97                                 3.80        5,000,000


4



ALLIANCE MUNICIPAL TRUST - NEW YORK PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           NEW YORK STATE ENVIRONMENTAL FACILITY
           Series '97A
$  6,900   7/16/97                                 4.00%    $  6,900,000

           Total Commercial Paper
           (amortized cost $33,935,000)                       33,935,000

           TOTAL INVESTMENTS-101.5%
           (amortized cost $360,926,568)                    $360,926,568
           Other assets less liabilities-(1.5%)               (5,466,042)

           NET ASSETS-100%
           (offering and redemption
           price of $1.00 per share;
           355,524,472 shares outstanding)                  $355,460,526


#    All securities either mature or their interest rate changes in one year or less.

(a) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Periodic Put Bonds (PPB) are payable on demand quarterly, semi-annually or annually and their interest rates change less frequently than rates on Variable Rate Demand Notes.

     Glossary of Terms:
     AMBAC American municipal bond assurance corporation
     AMT   Alternative minimum tax
     BAN   Bond anticipation note
     ERDA  Energy research & development authority
     FGIC  Financial guaranty insurance company
     FHA   Federal housing authority
     FSA   Financial security assurance
     GO    General obligation
     HFA   Housing finance agency/authority
     IDA   Industrial development authority
     IDR   Industrial development revenue
     MBIA  Municipal bond investors assurance
     MFHR  Multi-family housing revenue
     PCR   Pollution control revenue
     RAN   Revenue anticipation note
     TAN   Tax anticipation note
     TRAN  Tax & revenue anticipation note

     See notes to financial statements.


5



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - NEW YORK PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $13,126,009
EXPENSES
  Advisory fee (Note B)                              $1,833,945
  Distribution assistance and administrative
    service (Note C)                                  1,101,933
  Transfer agency (Note B)                              573,353
  Custodian fees                                        123,145
  Printing                                               74,230
  Registration fees                                      66,420
  Audit and legal fees                                   26,078
  Trustees' fees                                          3,317
  Miscellaneous                                          16,719
  Total expenses                                      3,819,140
  Less: expense reimbursement and fee waiver           (701,434)
  Net expenses                                                       3,117,706
  Net investment income                                             10,008,303

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                              51
  Net change in unrealized appreciation of investments                  (2,331)
  Net loss on investment transactions                                   (2,280)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $10,006,023



STATEMENT OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                    JUNE 30,1997   JUNE 30,1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $ 10,008,303   $  7,827,518
  Net realized gain on investment transactions               51            308
  Net change in unrealized appreciation of
    investments                                          (2,331)         2,331
  Net increase in net assets from operations         10,006,023      7,830,157

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                             (10,008,303)    (7,827,518)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (Note E)                              24,478,975    153,727,353
  Total increase                                     24,476,695    153,729,992

NET ASSETS
  Beginning of year                                 330,983,831    177,253,839
  End of year                                      $355,460,526   $330,983,831


See notes to financial statements.


6



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
ALLIANCE MUNICIPAL TRUST - NEW YORK PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. The Fund operates as a series company currently issuing eight classes of shares of beneficial interest: Alliance Municipal Trust-General Portfolio, Alliance Municipal Trust-New York Portfolio (the "Portfolio"), Alliance Municipal Trust-California Portfolio, Alliance Municipal Trust-Connecticut Portfolio, Alliance Municipal Trust-New Jersey Portfolio, Alliance Municipal Trust-Virginia Portfolio, Alliance Municipal Trust-Florida Portfolio and Alliance Municipal Trust-Massachusetts Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, the Portfolio, pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity. Amortization of premium is charged to income. Accretion of market discount is credited to unrealized gains.

2. TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. DIVIDENDS
The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end. Dividends paid from net investment income for the year ended June 30, 1997, are exempt from federal income taxes. However, certain shareholders may be subject to the alternative minimum tax.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45 of 1% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the year ended June 30, 1997, the Adviser also voluntarily agreed to reimburse the Portfolio for expenses exceeding .85 of 1% of its average daily net assets. For the year ended June 30, 1997, the reimbursement amounted to $334,645. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $338,925 for the year ended June 30, 1997.


7



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE MUNICIPAL TRUST - NEW YORK PORTFOLIO
_______________________________________________________________________________

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25% of 1% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities.

For the year ended June 30, 1997, the distribution fee amounted to $916,972 of which $366,789 was waived. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services, and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1997, such payments by the Portfolio amounted to $184,961 of which $94,000 was paid to the Adviser.

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1997, the Portfolio had a capital loss carryforward of $20,548, of which $7,459 expires in 2002 and $13,089 expires in the year 2003.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.01 par value) are authorized. At June 30, 1997, capital paid-in aggregated $355,481,074. Transactions, all at $1.00 per share, were as follows:

                                                 YEAR ENDED       YEAR ENDED
                                                   JUNE 30,         JUNE 30,
                                                     1997             1996
                                               ---------------  ---------------
Shares sold                                     1,393,269,626    1,218,028,397
Shares issued on reinvestments of dividends        10,008,303        7,827,518
Shares redeemed                                (1,378,798,954)  (1,072,128,562)
Net increase                                       24,478,975      153,727,353


8



FINANCIAL HIGHLIGHTS
ALLIANCE MUNICIPAL TRUST - NEW YORK PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                   YEAR ENDED JUNE 30,
                                               ----------------------------------------------------------
                                                   1997        1996        1995        1994        1993
                                               ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year                $1.00       $1.00       $1.00       $1.00       $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                          .027        .028        .028        .018        .019

LESS: DIVIDENDS
Dividends from net investment income              (.027)      (.028)      (.028)      (.018)      (.019)
Net asset value, end of year                      $1.00       $1.00       $1.00       $1.00       $1.00

TOTAL RETURNS
Total investment return based on net
  asset value (b)                                  2.77%       2.87%       2.84%       1.77%       1.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)      $355,461    $330,984    $177,254    $162,839    $100,529
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements       .85%        .85%        .85%        .84%        .80%
  Expenses, before waivers and reimbursements      1.04%       1.03%       1.03%       1.08%       1.06%
  Net investment income (a)                        2.73%       2.82%       2.81%       1.77%       1.91%


(a)  Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.


9



INDEPENDENT AUDITOR'S REPORT
ALLIANCE MUNICIPAL TRUST - NEW YORK PORTFOLIO
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS ALLIANCE MUNICIPAL TRUST - NEW YORK PORTFOLIO

We have audited the accompanying statement of net assets of the New York Portfolio of Alliance Municipal Trust as of June 30, 1997 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the New York Portfolio of Alliance Municipal Trust as of June 30, 1997, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
July 29, 1997


10

















































                                9
00250185.AJ0

ALLIANCE MUNICIPAL TRUST -VIRGINIA PORTFOLIO

ALLIANCE CAPITAL


ANNUAL REPORT
JUNE 30, 1997



STATEMENT OF NET ASSETS
JUNE 30, 1997                     ALLIANCE MUNICIPAL TRUST - VIRGINIA PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           MUNICIPAL BONDS-94.4%
           VIRGINIA-90.9%
           ALEXANDRIA REDEVELOPMENT &
           HOUSING AUTHORITY MFHR
           (Crystal City Apts. Project)
           Series '90A AMT VRDN(a)
$  4,700   12/15/18                                4.35%      $4,700,000

           AMELIA COUNTY IDA
           (Chambers Waste Systems, Inc)
           AMT VRDN(a)
   4,290   7/01/07                                 4.35        4,290,000

           AMHERST IDA SOLID WASTE
           (Nekoosa Packaging) AMT VRDN(a)
   2,750   7/01/11                                 4.45        2,750,000

           ARLINGTON COUNTY
           (Ballston Public Parking Facility)
           Series '84 VRDN(a)
   1,900   8/01/17                                 4.15        1,900,000

           BEDFORD IDA SOLID WASTE
           (Nekoosa Packaging) AMT VRDN(a)
   1,000   12/01/25                                4.20        1,000,000

           BOTETOURT COUNTY IDA
           (Emkay Holdings L.L.C. Project)
           Series '95 AMT VRDN(a)
   2,000   10/01/05                                4.20        2,000,000

           BOTETOURT COUNTY IDA
           (Virginia Forge Co. Project)
           Series '96 AMT VRDN(a)
   1,000   7/01/11                                 4.35        1,000,000

           CAMPBELL COUNTY PCR
           (Georgia Pacific Power) AMT VRDN(a)
   3,000   12/01/19                                4.45        3,000,000

           CHARLES CITY IDA
           (Chambers Dev. of VA, Inc.)
           Series '89 AMT VRDN(a)
   1,100   10/01/04                                4.35        1,100,000

           CHARLES CITY IDA
           (Chambers Dev. of VA, Inc.)
           Series '96 AMT VRDN(a)
   1,500   4/01/16                                 4.35        1,500,000

           CHESAPEAKE IDA
           (LTD Associates) VRDN(a)
   1,770   3/01/11                                 4.20        1,770,000

           CHESTERFIELD COUNTY IDA
           (Phillip Morris Co.) VRDN(a)
   3,500   4/01/09                                 4.40        3,500,000

           FAIRFAX COUNTY IDA HOSPITAL REVENUE
           (Fairfax Hospital Systems)
           Series '88C VRDN(a)
   1,050   10/01/25                                4.15        1,050,000

           FAIRFAX COUNTY IDA HOSPITAL REVENUE
           (Fairfax Hospital Systems)
           Series '88D VRDN(a)
     400   10/01/25                                4.15          400,000

           FAIRFAX COUNTY IDA HOSPITAL REVENUE
           (INOVA Services) Series '85A VRDN(a)
   1,100   10/01/16                                4.25        1,100,000

           FAIRFAX COUNTY IDA HOSPITAL REVENUE
           (INOVA Services) Series '89A VRDN(a)
     500   1/15/22                                 4.15          500,000

           FLUVANNA COUNTY IDA
           (Edgecomb Metals Co.) VRDN(a)
   2,100   12/01/09                                4.13        2,100,000

           FREDERICKSBURG IDA
           (MWH Medicorp) Series '91A FGIC
     100   8/15/97                                 3.65          100,262

           HAMPTON COUNTY REDEVELOPMENT &
           HOUSING AUTHORITY MFHR
           (Avalon Pointe Project)
           Series '96 AMT VRDN(a)
   2,000   6/15/26                                 4.20        2,000,000


1



STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MUNICIPAL TRUST - VIRGINIA PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           HAMPTON ROADS JAIL AUTHORITY
           Regional Jail Fac.
           Series '96B VRDN(a)
$  2,300   7/01/16                                 4.15%     $ 2,300,000

           KING GEORGE COUNTY IDR
           (Birchwood Power Project)
           Series '94A AMT VRDN(a)
   2,600   10/01/24                                4.30        2,600,000

           KING GEORGE COUNTY IDR
           (Birchwood Power Project)
           Series '97 AMT VRDN(a)
     500   3/01/27                                 4.30          500,000

           KING GEORGE COUNTY IDR
           (Garnet of VA, Inc.)
           Series '96 AMT VRDN(a)
     800   9/01/21                                 4.20          800,000

           LOUDOWN COUNTY IDA
           (Kinder-Care Learning Centers)
           Series A VRDN(a)
     394   6/01/02                                 4.35          394,000

           LOUISA COUNTY IDA
           Pooled Financing Series '95 VRDN(a)
   2,500   1/01/20                                 4.20        2,500,000

           METRO DC AIRPORTS AUTHORITY
           Series A AMT MBIA
   1,290   10/01/97                                3.80        1,292,305

           NORFOLK GO BOND
           Pre-Refunded
     200   8/01/97                                 3.50          204,595

           RICHMOND GO
           (Public Utility Revenue)
           Series A VRDN(a)
   3,500   6/30/01                                 4.25        3,500,000

           RICHMOND HFA
           (Old Manchester Project)
           Series A VRDN(a)
   1,000   12/01/25                                4.30        1,000,000

           RICHMOND REDEVELOPMENT MFHR
           (Tobacco Row)
           Series '89B-8 AMT VRDN(a)
   3,555   10/01/24                                4.20        3,555,000

           SMYTHE COUNTY IDA
           (Summit Products Project)
           AMT VRDN(a)
     800   3/01/06                                 4.30          800,000

           SPOTSYLVANIA COUNTY GO
           (School Bonds) Series '97 FGIC
     620   1/15/98                                 3.75          622,152
           UNIVERSITY OF VIRGINIA
           HOSPITAL REVENUE
           Series D Pre-Refunded
   1,000   6/01/98                                 3.96        1,047,707

           VIRGINIA BEACH DEVELOPMENT AUTHORITY
           (Kinder-Care Learning Centers)
           Series D VRDN(a)
     866   10/01/00                                4.35          866,000

           VIRGINIA BEACH MFHR
           (Dam Neck Square Apts.)
           Series '97 VRDN(a)
   1,000   2/01/17                                 4.20        1,000,000

           VIRGINIA HDA
           (AHC Service Corp.- Lee Gardens)
           Series '87A VRDN(a)
   5,500   9/01/17                                 4.30        5,500,000

           VIRGINIA PUBLIC BUILDING
           AUTHORITY BOND
           Series '94A
   2,295   8/01/97                                 3.60        2,298,853

           VIRGINIA PUBLIC SCHOOL AUTHORITY
           Series '92A
   2,500   1/01/98                                 3.65        2,528,829

           VIRGINIA TRANSPORTATION REVENUE
           (Rte. 28 Project) Pre-Refunded
   1,000   3/01/98                                 4.00        1,043,426

           VIRGINIA TRANSPORTATION REVENUE
           (Rte. 28 Project) Pre-Refunded
   1,415   3/01/98                                 4.00        1,477,366
                                                             ------------
                                                              71,590,495


2



ALLIANCE MUNICIPAL TRUST - VIRGINIA PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           PUERTO RICO-3.5%
           PUERTO RICO GO TRAN
           Series '97A
$  2,800   7/30/97                                 3.56%     $ 2,800,950

           Total Municipal Bonds
           (amortized cost $74,391,445)                       74,391,445

           COMMERCIAL PAPER-6.1%
           VIRGINIA-3.2%
           HAMPTON HOSPITAL REVENUE
           (Sentara Health System) Series '97B
   2,500   7/24/97                                 4.00        2,500,000

           PUERTO RICO-2.9%
           PUERTO RICO GOVERNMENT
           DEVELOPMENT BANK
           Series '96
   2,300   7/14/97                                 3.85        2,300,000

           Total Commercial Paper
           (amortized cost $4,800,000)                         4,800,000

           TOTAL INVESTMENTS-100.5%
           (amortized cost $79,191,445)                       79,191,445
           Other assets less liabilities-(0.5%)                 (416,351)

           NET ASSETS-100%
           (offering and redemption
           price of $1.00 per share;
           78,783,119 shares outstanding)                    $78,775,094


#    All securities either mature or their interest rate changes in one year or less.

(a) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Periodic Put Bonds (PPB) are payable on demand quarterly, semi-annually or annually and their interest rates change less frequently than rates on Variable Rate Demand Notes.

     Glossary of Terms:
     AMT   Alternative minimum tax
     FGIC  Financial guaranty insurance company
     GO    General obligation
     HDA   Housing development authority
     HFA   Housing finance agency/authority
     IDA   Industrial development authority
     IDR   Industrial development revenue
     MBIA  Municipal bond investors assurance
     MFHR  Multi-family housing revenue
     PCR   Pollution control revenue
     TRAN  Tax & revenue anticipation note

     See notes to financial statements.


3



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997          ALLIANCE MUNICIPAL TRUST - VIRGINIA PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $3,084,776

EXPENSES
  Advisory fee (Note B)                                $ 430,661
  Distribution assistance and administrative
    service (Note C)                                     383,737
  Custodian fees                                          72,958
  Transfer agency (Note B)                                37,947
  Audit and legal fees                                    21,903
  Printing                                                18,223
  Registration fees                                       10,782
  Trustees' fees                                           2,908
  Amortization of organization expense                     1,701
  Miscellaneous                                            8,036
  Total expenses                                         988,856
  Less: expense reimbursement and fee waiver            (299,799)
  Net expenses                                                         689,057
  Net investment income                                              2,395,719

UNREALIZED LOSS ON INVESTMENTS
  Net change in unrealized appreciation of investments                    (745)

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $2,394,974


See notes to financial statements.


4



STATEMENT OF CHANGES
IN NET ASSETS                     ALLIANCE MUNICIPAL TRUST - VIRGINIA PORTFOLIO
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                    JUNE 30,1997   JUNE 30,1996
                                                    -------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $  2,395,719   $ 2,432,185
  Net realized loss on investment transactions                -0-         (128)
  Net change in unrealized appreciation of
    investments                                             (745)          745
  Net increase in net assets from operations           2,394,974     2,432,802

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                               (2,395,719)   (2,432,185)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (decrease) (Note E)                   (10,781,003)   22,635,119
  Total increase (decrease)                          (10,781,748)   22,635,736

NET ASSETS
  Beginning of year                                   89,556,842    66,921,106
  End of year                                       $ 78,775,094   $89,556,842


See notes to financial statements.


5



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997                     ALLIANCE MUNICIPAL TRUST - VIRGINIA PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. The Fund operates as a series company currently issuing eight classes of shares of beneficial interest: Alliance Municipal Trust-General Portfolio, Alliance Municipal Trust-New York Portfolio, Alliance Municipal Trust-California Portfolio, Alliance Municipal Trust-Connecticut Portfolio, Alliance Municipal Trust-New Jersey Portfolio, Alliance Municipal Trust-Virginia Portfolio (the "Portfolio"), Alliance Municipal Trust-Florida Portfolio and Alliance Municipal Trust-Massachusetts Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, the Portfolio pursues its objectives by maintaining a portfolio of high- quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity. Amortization of premium is charged to income. Accretion of market discount is credited to unrealized gains.

2. ORGANIZATION EXPENSES
The organization expenses of the Portfolio are being amortized against income on a straight-line basis through October, 1999.

3. TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. DIVIDENDS
The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end. Dividends paid from net investment income for the year ended June 30, 1997, are exempt from federal income taxes. However, certain shareholders may be subject to the alternative minimum tax.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45 of 1% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. The Adviser also voluntarily agreed to reimburse the Portfolio for all expenses for the year ended June 30, 1997 for expenses exceeding .80 of 1% of its average daily net assets. For the year ended June 30, 1997, the reimbursement amounted to $213,667. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $17,735 for the year ended June 30, 1997.


6



                                  ALLIANCE MUNICIPAL TRUST - VIRGINIA PORTFOLIO
_______________________________________________________________________________

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25% of 1% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1997, the distribution fee amounted to $215,330 of which $86,132 was waived. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services, and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1997, such payments by the Portfolio amounted to $168,407 of which $91,000 was paid to the Adviser.

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1997 the Portfolio had a capital loss carryforward of $8,025, of which $7,897 expires in 2004 and $128 expires in the year 2005.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.01 par value) are authorized. At June 30, 1997, capital paid-in aggregated $78,783,119. Transactions, all at $1.00 per share, were as follows:

                                                  YEAR ENDED        YEAR ENDED
                                                   JUNE 30,          JUNE 30,
                                                     1997              1996
                                                -------------     -------------
Shares sold                                      159,430,948       251,119,609
Shares issued on reinvestments of dividends        2,395,719         2,432,185
Shares redeemed                                 (172,607,670)     (230,916,675)
Net increase (decrease)                          (10,781,003)       22,635,119


7



FINANCIAL HIGHLIGHTS              ALLIANCE MUNICIPAL TRUST - VIRGINIA PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    OCTOBER 25,
                                              YEAR ENDED JUNE 30,     1994(A)
                                             --------------------     THROUGH
                                                 1997       1996   JUNE 30,1995
                                             ---------  ---------  ------------
Net asset value, beginning of period            $1.00      $1.00      $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .028       .029       .023

LESS: DIVIDENDS
Dividends from net investment income            (.028)     (.029)     (.023)
Net asset value, end of period                  $1.00      $1.00      $1.00

TOTAL RETURNS
Total investment return based on
  net asset value (c)                            2.83%      2.97%      3.48%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $78,775    $89,557    $66,921
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements     .80%       .78%       .44%(d)
  Expenses, before waivers and reimbursements    1.15%      1.15%      1.30%(d)
  Net investment income (b)                      2.78%      2.91%      3.48%(d)


(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(d)  Annualized.


8



INDEPENDENT AUDITOR'S REPORT      ALLIANCE MUNICIPAL TRUST - VIRGINIA PORTFOLIO
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS ALLIANCE MUNICIPAL TRUST - VIRGINIA PORTFOLIO

We have audited the accompanying statement of net assets of the Virginia Portfolio of Alliance Municipal Trust as of June 30, 1997 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Virginia Portfolio of Alliance Municipal Trust as of June 30, 1997, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
July 29, 1997


9

















































                               10
00250185.AJ0